                                                                  EXHIBIT 10.54


                                                                 EXECUTION COPY


                             AMENDED AND RESTATED
                                LEASE AGREEMENT

                                    between

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                not individually, but solely as Owner Trustee,
                                   as Lessor

                                      and

                             ALOHA AIRLINES, INC.,
                                   as Lessee

                 Relating to one (1) Boeing B737-2Y5 Aircraft
                       Manufacturer's Serial No.: 24031
                         U.S. Registration No. N810AL

                           Dated as of June 1, 2000


--------------------------------------------------------------------------------

This Amended and Restated Lease Agreement has been executed in several counterparts. To the extent, if any, that this Amended and Restated Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amended and Restated Lease Agreement may be created through the transfer or possession of any counterpart other than the original executed counterpart containing the receipt executed by Lessor or, if Lessor has assigned its rights to a third party in accordance with this Amended and Restated Lease Agreement, such third party on the signature page of this Amended and Restated Lease Agreement.

--------------------------------------------------------------------------------

                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               CHICAGO, ILLINOIS

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SECTION 1. Definitions; Construction of Terms................................ 1
    (a) General Definitions ................................................. 1
    (b) Construction ........................................................13

SECTION 2. Lease of Aircraft.................................................14

SECTION 3. Lease Term; Rent; Payments........................................14
    (a) Lease Term ..........................................................14
    (b) Basic Rent ..........................................................14
    (c) Supplemental Rent ...................................................15
    (d) Security Deposit ....................................................15
    (e) Payments in General .................................................16
    (f) No Deductions or Withholdings........................................16

SECTION 4. Conditions Precedent .............................................17
    (a) Due Diligence .......................................................17
    (b) Agreements and Documents ............................................17

SECTION 5. Representations and Warranties ...................................19
    (a) Disclaimer; Lessor's Representations, Warranties and Covenants ......19
    (b) Lessee's Representations and Warranties..............................19

SECTION 6. Certain Covenants of Lessee ......................................25
    (a) Maintenance of Corporate Existence; Duly Qualified; Certificated
        Air Carrier .........................................................25
    (b) Merger or Consolidation .............................................25
    (c) Reporting Requirements ..............................................25
    (d) Government Approvals ................................................26
    (e) Taxes ...............................................................27
    (f) Place of Business ...................................................27
    (g) Filings .............................................................27
    (h) Approved Maintenance Program ........................................27

SECTION 7. Return of the Aircraft ...........................................28
    (a) Date and Location of Return .........................................28
    (b) Condition of Aircraft ...............................................28
    (c) Final Inspection ....................................................28
    (d) Operational Ground Check.............................................29
    (e) Demonstration Flight ................................................29
    (f) Technical Acceptance ................................................30
    (g) Failure to Return Aircraft...........................................30

    (h) Transition ..........................................................31
    (i) Security Deposit ....................................................31
SECTION 8. Liens ............................................................31
    (a) No Liens.............................................................31
    (b) Removal of Liens.....................................................32
    (c) No Adverse Action....................................................32

SECTION 9. Indemnities ......................................................33
    (a) General Indemnity ...................................................33
    (b) Exceptions to General Indemnity .....................................33
    (c) Taxes ...............................................................34
    (d) [Intentionally reserved] ............................................41
    (e) Scope, Survival, Etc ................................................41
    (f) Gross-Up for Taxes on Indemnity Payments ............................42

SECTION 10. Title; Registration; Maintenance and Operation; Insignia.........43
    (a) Title to the Aircraft................................................43
    (b) Registration ........................................................43
    (c) Maintenance .........................................................44
    (d) Operation ...........................................................47
    (e) Insignia ............................................................48
    (f) Costs of Operation ..................................................49
    (g) Payment of Flight Charges............................................49
    (h) Loss or Damage ......................................................49

SECTION 11. Possession ......................................................50
    (a) Maintenance, Etc ....................................................50
    (b) Installation of Engines on Other Airframes ..........................50
    (c) Sublease ............................................................50
    (d) Transfers of Possession in General ..................................51
    (e) Maintenance Reserves ................................................51

SECTION 12. Replacement of Parts, Alterations, Modifications and Additions ..52
    (a) Replacement of Parts.................................................52
    (b) Modifications .......................................................53

SECTION 13. Risk of Loss, Destruction, Requisition, Etc .....................55
    (a) Risk of Loss.........................................................55
    (b) Event of Loss With Respect to the Aircraft...........................55
    (c) Event of Loss With Respect to an Engine .............................56
    (d) Application of Payments From any Government Entity for Requisition
        of Title, Etc .......................................................57
    (e) Application of Payments During Existence of Default .................58

SECTION 14. Intentionally Reserved...........................................58

SECTION 15. Insurance .......................................................58
    (a) Requirements ........................................................58
    (b) Application of Proceeds of Hull Insurance ...........................58
    (c) Insurance for Indemnities; Continuation of Liability Insurance.......59
    (d) Reports, Etc ........................................................59
    (e) Self-Insurance ......................................................59
    (f) Additional Insurance by Lessor ......................................60
    (g) Application of Payments during Existence of a Default................60

SECTION 16. Inspection.......................................................61
    (a) Maintenance Schedule.................................................61
    (b) Reasonable Inspections...............................................61
    (c) No Duty to Inspect ..................................................61
    (d) Follow-On Lease .....................................................61
    (e) Absolute Right ......................................................62

SECTION 17. Assignment ......................................................62
    (a) Assignment by Lessee.................................................62
    (e) Collateral Assignment................................................64
    (f) Successors and Assigns...............................................64

SECTION 18. Early Termination ...............................................65

SECTION 19. Events of Default ...............................................65
    (a) Failure to Pay Basic Rent ...........................................65
    (b) Failure to Pay Supplemental Rent.....................................65
    (c) Insurance ...........................................................65
    (d) Return ..............................................................65
    (e) Unauthorized Transfer ...............................................66
    (f) Certain Covenants ...................................................66
    (g) Other Covenants .....................................................66
    (h) Representations and Warranties ......................................66
    (i) Authorizations ......................................................66
    (j) Voluntary Bankruptcy, Etc ...........................................66
    (k) Involuntary Bankruptcy, Etc .........................................67
    (1) Government Action ...................................................67
    (m) Cross Default .......................................................67
    (n) Change of Ownership .................................................68
    (o) Letter of Credit ....................................................68

SECTION 20. Remedies ........................................................68
    (a) Retake Possession ...................................................68
    (b) Termination or Enforcement . ........................................69

    (c) Application of Funds ................................................69
    (d) Damages .............................................................69

SECTION 21. Transaction Expenses ............................................70

SECTION 22. No Setoff, Counterclaim, Etc.....................................70

SECTION 23. Further Assurances, Etc .........................................72
    (a) Further Assurances ..................................................72
    (b) Lessor's Performance of Lessee's Obligations ........................72
    (c) No Implied Waivers; Rights Cumulative................................73
    (d) Warranties ..........................................................73

SECTION 25. Governing Law and Jurisdiction...................................74
    (a) Governing Law .......................................................74

SECTION 26. Miscellaneous....................................................75
    (a) Amendments ..........................................................75
    (b) Severability ........................................................75
    (c) Counterparts ........................................................75
    (d) Chattel Paper .......................................................75
    (e) Time of the Essence .................................................75
    (f) Notices .............................................................75
    (g) Entire Agreement ....................................................76


EXHIBITS AND SCHEDULES

Exhibit A          Intentionally Omitted
Exhibit B          Basic Rent
Exhibit C          Intentionally Omitted
Exhibit D          Form of Lease Supplement
Exhibit E          Intentionally Omitted
Exhibit F          Insurance Requirements
Exhibit G          Intentionally Reserved
Exhibit H          Form of Letter of Credit
Exhibit I          Approved Maintenance Providers
Exhibit J          Form of Opinion of Lessee Counsel
Exhibit K          Form of Opinion of Lessor's Special Counsel
Exhibit L          Form of Aircraft Status Report
Exhibit M          Terms of Hush Kitting Financing
Exhibit N          AD-Sharing
Exhibit O          Potential Sublessees

Schedule 1         Permitted Jurisdictions
Schedule 2         Intentionally Omitted
Schedule 3         Addresses and Accounts
Schedule 4         Filings and Recordings
Schedule 5         Return Conditions
Schedule 6         Filing Requirements

                      AMENDED AND RESTATED LEASE AGREEMENT

         THIS AMENDED AND RESTATED LEASE AGREEMENT, dated as of June 1, 2000 (this "AGREEMENT" or this "LEASE"), amends and restates that certain Lease Agreement dated as of March 22, 1995 (the "Original Lease"), in each case between Aloha Airlines, Inc., a Delaware corporation having its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 ("LESSEE") and First Security Bank, National Association, not individually, but solely as trustee under that certain Trust Agreement dated as of March 22, 1995 between itself and Fleet Business Credit Corporation (formerly known as Sanwa Business Credit Corporation) ("Lessor").

                                  WITNESSETH:

         WHEREAS, Lessee and Lessor have entered into the Original Lease;

         WHEREAS, the Original Lease was recorded with the Federal Aviation Administration on March 31, 1995 and was assigned Conveyance No. QQ008875;

         WHEREAS, the Original Lease was amended by (i) Lease Amendment No. 1 dated as of November 17, 1995, recorded January 22, 1996 as Conveyance No. DD009376, (ii) Lease Amendment No. 2 dated as of January 12, 1996, recorded January 23, 1996 as Conveyance No. BB23026, (iii) Amendment No. 3 to Aircraft Lease Agreement dated March 27, 1997, recorded May 17, 1997 as Conveyance No. UUO18757 ("Lease Amendment No. 3") and (iv) that certain letter agreement dated March 22, 1995;

         WHEREAS, Lessee and Lessor desire by this Agreement, among other things, to (i) amend and restate the Original Lease, (ii) provide for an extension of the term of the Original Lease and (iii) modify the return condition requirements, all as more particularly set forth herein; and

         WHEREAS, all things necessary to make this Agreement the legal, valid and binding obligation of Lessor and Lessee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;

                                  AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; CONSTRUCTION OF TERMS.

         (a) GENERAL DEFINITIONS. The following terms shall have the following meanings for all purposes of this Agreement

                                          [Amended and Restated Lease Agreement]

         "AD" shall mean any airworthiness directive or other requirement of the Aviation Authority.

         "ADDITIONAL PARTS" shall mean any or all Parts incorporated or installed in or attached or added to he Airframe or an Engine as the result of a Modification, which may be removed pursuant to Section 12(b)(iii).

         "ADDITIONAL RENT" shall mean the rent payable during the Lease Term with respect to the Aircraft pursuant to Section 3(g).

         "AFFILIATE" shall mean, in relation to a Person, any other Person directly or indirectly controlling, controlled by or under common control with that Person.

         "AIRCRAFT" shall mean, collectively, the Airframe (including the APU) and the Engines and, unless the context does not permit, the Aircraft Documentation.

         "AIRCRAFT DOCUMENTATION" shall mean, collectively, any and all log, books, records, manuals and other data or documents relating to the Aircraft which are delivered to Lessee in connection with the delivery of the Aircraft and/or set forth in the Original Lease and such additional log books, records, manuals and other data or documents relating to the Aircraft which are maintained by Lessee as required by the Aviation Authority.

         "AIRFRAME" shall mean, collectively, (i) the Airframe Manufacturer model 737-2Y5 airframe (except only Engines or engines from time to time installed thereon), bearing the Airframe Manufacturer's serial number and the registration mark specified in Lease Supplement No. 1, leased hereunder by Lessor to Lessee and (ii) any and all Parts so long as the same shall be incorporated or installed in or attached to such airframe, and any and all Parts removed therefrom so long as title to such removed Parts shall remain vested in Lessor in accordance with the terms of Section 12.

         "AIRFRAME CYCLE" shall mean, with respect to the Airframe, one takeoff and landing thereof.

         "AIRFRAME FLIGHT HOUR" shall mean each hour or part thereof elapsing from the moment the wheels of the Airframe leave the ground on takeoff until the wheels of the Airframe touch the ground on landing following such flight. For purposes of all calculations under this Agreement measured in Airframe Flight Hours, such Airframe Flight Hours (and parts thereof) shall be rounded to the nearest minute.

         "AIRFRAME MANUFACTURER" shall mean The Boeing Company, a Delaware corporation.

                                          [Amended and Restated Lease Agreement]

         "AIRWORTHINESS CERTIFICATE" shall mean a valid, current transport category airworthiness certificate issued in respect of the Aircraft by the Aviation Authority.

         "APPROVED MAINTENANCE PERFORM" shall mean Lessee or such other maintenance performer, if any, which (x) shall have a repair station license and approval by the Aviation Authority and (y) with respect to maintenance performers who are to accomplish Heavy Checks, Basic Shop Visits and/or Landing Gear Overhauls, are either listed on Exhibit I hereto or are otherwise approved by the Lessor.

         "APPROVED MAINTENANCE PROGRAM" shall mean Lessee's Aviation Authority-approved written maintenance, inspection and repair program and schedule for Boeing Model 737-200 aircraft, including Lessee's current approved maintenance schedule, and the CPCP approved by the Aviation Authority.

         "APU" shall mean (i) the auxiliary power unit identified by manufacturer's serial number in Lease Supplement No. 1 and (ii) any auxiliary power unit substituted for such auxiliary power unit in accordance with this Agreement.

         "AUTHORIZATIONS" shall mean each and every approval, waiver, authorization, consent, license, certificate or order of, or registration with, or requirement for the giving of prior notice to, or the taking of any action in respect of, the Aviation Authority, or any other Government Entity having jurisdiction over Lessee, the operation of the Aircraft or any transactions contemplated hereby or by any Operative Document.

         "AVIATION AUTHORITY" shall mean the United States Federal Aviation Administration, and any person, governmental department, bureau, commission or agency succeeding, to all or any of such authority's functions, or such other aviation authority as may be approved by the Lessor, such approval not to be unreasonably withheld.

         "BASE RATE" means the Prime Rate of interest published from time to time by The Wall Street Journal, or in the event such rate is no longer published, a reasonable equivalent as determined by the Secured Party in the Secured Party's sole but reasonable discretion.

         "BASIC RENT" shall mean the rent payable during the Lease Term with respect to the Aircraft pursuant to Section 3(b).

         "BASIC RENT DATE" shall mean each date specified on Exhibit B on which Basic Rent is payable during the Lease Term.

         "BASIC SHOP VISIT" shall mean, with respect to any Engine or the APU, any shop visit, as defined by the Engine Manufacturer or the APU manufacturer, as the case may be, that is based on an approved program of condition monitoring and trend monitoring of performance

                                          [Amended and Restated Lease Agreement]

deterioration that results in an Engine or APU, as the case may be, being restored to full performance standard.

         "BASIS POINT shall mean 1/100 of 1%.

         "BREAK AMOUNT" shall mean, with respect to any termination of the Lease prior to the Expiry Date, an amount equal to the loss, cost or expense which Lessor sustains or incurs (Including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds utilized by Lessor to fund or finance the Aircraft and/or the transactions contemplated hereby) in connection therewith.

         "BUSINESS DAY" shall mean a day (other than a Saturday or Sunday) on which banks are not required or authorized to close in Hawaii, Hartford, Connecticut or Chicago, Illinois.

         "CABIN" shall mean the passenger compartment and all doors, windows, interior panels, storage bins, lights, seats, seat covers, carpets, lavatories, galleys, galley equipment, closets, flight attendant seats, passenger communications and entertainment systems, emergency and miscellaneous equipment, seat tracks and floor areas.

         "CAPITAL LEASE" means any lease of any property (whether real, personal or mixed) which, in conformity with generally accepted accounting principles, is or should be accounted for as a Capital Lease on a balance sheet.

         "CASH FLOW" means, with respect to the Consolidated Group, the sum of
(a) the net income of the Consolidate Group (excluding non-recurring gains and losses), PLUS (b) the sum of the following, to the extent deducted in determining net income: (i) depreciation and amortization allowances, (ii) interest expense (including payments in kind and imputed interest on Capital Leases), and (iii) deferred taxes, and less (c) the change in the excess of non-cash current assets over current liabilities (other than those pertaining to unearned transportation revenue and payment of principal, interest or taxes) calculated on a rolling four quarters basis and computed at the end of each fiscal quarter.

         "CERTIFICATED AIR CARRIER" means a Citizen of the United States holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of 11 U.S.C. Section 1110 or any analogous successor provision of the United States Bankruptcy Code.

         "CERTIFICATE OF REGISTRATION" shall mean the certificate of registration issued by the Aviation Authority in respect of the Aircraft.

                                          [Amended and Restated Lease Agreement]

         "CONSOLIDATED GROUP" means Aloha Airgroup, Inc., a Hawaii corporation; Aloha Airlines, Inc., a Delaware corporation and Aloha IslandAir, Inc., a Delaware corporation.

         "CPCP" shall mean a Corrosion Prevention and Control Program that establishes minimum requirements for the Aircraft, incorporating, among other things, the recommendations of the Airframe Manufacturer and the mandatory requirements established by the Approved Maintenance Program.

         "CYCLE" shall mean an Airframe Cycle or an Engine Cycle, as indicated by the context.

         ""D" CHECK" means a "D" Check, as such term is defined in the Approved Maintenance Program relating to the Aircraft or an equivalent check that meets the requirements of a "7C" Check as defined in the Boeing 737 Maintenance Planning Document (MPD); or such other structural check which shall then be the most significant maintenance check under the MPD.

         "DEBT SERVICE" means the sum of regularly scheduled principal payments, interest payments, payments under Capital Leases and dividends declared and payable (if permitted under the provisions of this Agreement) made by the Lessee, or by the Lessee's parent on a consolidated basis, calculated on a rolling, four quarters basis and computed at the end of each fiscal quarter.

         "DEFAULT" shall mean any Event of Default or any condition, circumstance, act or event which, upon the giving of notice, the passage of time and/or the fulfillment of any other condition would constitute or give rise to an Event of Default.

         "DELIVERY" shall have the meaning set forth in Section 2(b).

         "DELIVERY CONDITIONS" shall mean the requirement for the condition of the Aircraft on delivery, as set forth in Schedule 2.

         "DELIVERY DATE" shall mean March 30, 1995.

         "DELIVERY LOCATION" shall mean Malta.

         "DOLLARS" and "US$" mean the lawful currency of the United States of America.

         "EFFECTIVE DATE" shall mean the date upon which this Agreement is executed and delivered.

                                          [Amended and Restated Lease Agreement]

         "ENGINE" SHALL mean (i)(y) either of the Engine Manufacturer Model JT8D-9A engines bearing manufacturer's serial numbers 665196 and 656020, whether or not from time to time thereafter installed on the Airframe or installed on any other airframe and (z) any Replacement Engine which may from time to time be substituted, pursuant to the terms hereof, for either of such engines, and (ii) in each case, any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long, as title thereto shall remain vested in Lessor in accordance with the terms of Section 12 after removal from such Engine, provided that at such time as an engine shall be deemed part of the property leased hereunder in substitution for an Engine, pursuant to the applicable provisions hereof, the replaced Engine shall cease to be an Engine hereunder. The term "Engines" shall mean, as of any date of determination, all Engines then leased hereunder.

         "ENGINE CYCLE" shall mean, with respect to any Engine, one takeoff and landing of the airframe (including, without limitation, the Airframe) on which such Engine is from time to time installed.

         "ENGINE FLIGHT HOUR" shall mean each hour or part thereof elapsing from the moment the wheels of the airframe (including, without limitation, the Airframe) on which such Engine is from time to time installed leave the ground on takeoff until the wheels of such airframe touch the ground on landing following such flight. For purposes of all calculations under this Agreement measured in Engine Flight Hours, such Engine Flight Hours (and parts thereof) shall be rounded to the nearest minute.

         "ENGINE MANUFACTURE" shall mean Pratt & Whitney Engines Group, a division of United Technologies.

         "EVENT OF DEFAULT" has the meaning specified in Section 19.

         "EVENT OF LOSS" shall mean, with respect to the Aircraft, the Airframe or any Engine, any of the following events, conditions or circumstances with respect to such property:

              (i) the actual or constructive loss of such property or the use thereof due to the destruction of or damage to such property which renders repair uneconomical or which renders such property permanently unfit for normal use by Lessee or Lessor;

              (ii) any damage to such property or other occurrence which results in an insurance settlement with respect to such property on the basis of a total loss or a constructive, compromised, arranged or agreed total loss;

              (iii) the confiscation, condemnation, seizure, forfeiture or requisition of the title to such property (for any reason whatsoever and whether de jure or de facto), other than as set forth in clause
         (v) below);

                                          [Amended and Restated Lease Agreement]

              (iv) the disappearance, hijacking or theft (including a seizure of title or use not otherwise included in this definition) of such property for a continuous period in excess of thirty (30) days (or, if less, the remaining Lease Term); and

              (v) the confiscation, condemnation or seizure of, or requisition by any Government Entity or purported Government Entity of use or hire of such property which shall have resulted in the loss of possession or use of such property by Lessee for a continuous period in excess of sixty (60) days (or, if less, the remaining Lease Term).

An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe. An Event of Loss with respect to one or more Engines without loss of the Airframe shall not be deemed an Event of Loss with respect to the Aircraft.

         "EVENT OF LOSS DATE" shall mean (i) with respect to any Event of Loss set forth in clause (i) or (ii) of the definition of "Event of Loss," the earliest of (x) the date of actual loss, (y) the date on which the loss is agreed, arranged or compromised by the insurers and (z) thirty (30) days after the date of notice to Lessee's brokers or insurers claiming the loss, (ii) with respect to any Event of Loss set forth in clause (iii) of the definition of Event of Loss, the date such event, condition or circumstance occurs, or (iii) with respect to any Event of Loss set forth in clause (iv) or (v) of the definition of Event of Loss, the earlier of (y) the date on which insurers make payment on the basis of a total loss or (z) the expiration of the period, if any, and the continuation of the condition or circumstance beyond the date, described in the applicable clause of such definition.

         "EXPENSE" shall mean any liabilities, obligations, losses, damages (including, without limitation, damages for loss of life, injury to persons or damage to any property), penalties, fines, sanctions, claims (whether fraudulent, groundless, false or not), actions, suits, judgments, legal proceedings (whether civil or criminal), costs, disbursements and expenses (including reasonable legal fees and expenses, costs of investigation and related expenses), in each case, of every kind and nature whatsoever (including, without limitation any liability, obligation or claim arising in contract or tort, whether or not arising from the negligence, actual, implied or imputed, active or passive, or absolute or strict liability of an Indemnified Party or any other Person or under any other theory).

         "EXPIRY DATE" shall mean March 29, 2006.

         "FINAL INSPECTION" shall mean the inspection of the Aircraft by Lessor and any other Inspecting Parties during any part of the inspections, checks, and test flights required pursuant to Sections 7(c), 7(d) and 7(e) or otherwise performed in connection with the Return.

         "FINAL MAINTENANCE" shall mean prior to the return of the Aircraft on the last day of the Lease Term, the completion of the next scheduled heavy maintenance check ("C" Check

                                          [Amended and Restated Lease Agreement]

or above and, if applicable, multiples of such checks falling due within a "C" Check maintenance interval) in respect of the Aircraft under the Approved Maintenance Program (which check shall incorporate all lower-level checks and any special repair items or special inspections (including, without limitation, all applicable AD's that are required to be accomplished in accordance with the terms of this Lease, Required SB's and CPCP items) as well as inspections that have a frequency less than a "C" Check and all cleaning, and refurbishment that would be a normal part of the Approved Maintenance Program were the Aircraft to continue in commercial passenger service by Lessee.

         "FIXED CHARGE COVERAGE RATIO" means, with respect to the Consolidated Group, Cash Flow divided by Debt Service.

         "FLIGHT CHARGES" shall mean all flight charges, route navigation charges, navigation service charges and all other fees, charges or Taxes payable for the use of or for services provided at any airport or otherwise payable to any airport, airport authority, navigation or flight authority or other similar entity or for any services provided in connection with the operation, landing or navigation of aircraft.

         "FOLLOW-ON OPERATOR" shall mean any Person acquiring title to or the right to use the Aircraft after the end of the Lease Term (whether or not such Person is an airline or other operator).

         "FORCE MAJEURE" shall mean delay or nonperformance due to or arising out of acts of God or public enemy, civil war, insurrection or riot, fire, flood, explosion, earthquake, accident, epidemic, quarantine restriction, any act of government, governmental priority, allocation, regulation or order affecting, directly or indirectly, the Aircraft, Lessor or Lessee or any materials or facilities, strike or labor dispute causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure equipment, data or materials from suppliers in a timely manner, or any other cause (including unforeseen maintenance) to the extent that such cause is beyond the control of Lessor or Lessee whether above mentioned or not and whether or not similar to the foregoing.

         "GAAP" shall mean generally accepted accounting principles as shall from time to time be in effect in the Lessee Jurisdiction, as such principles may at any time or from time to time be varied by any applicable financial accounting rules and, with respect to any Person, shall mean such principles applied on a basis consistent with prior periods.

         "GOVERNMENT ENTITY" shall mean (i) any national, state or local government of any country, any territory or possession of any country, or any international authority (including, without limitation, in each case, any central bank or fiscal, tax or monetary authority), (ii) any board, commission, department, division, instrumentality, court, agency, territory, possession or political subdivision of any entity described in clause (i) above, however constituted, (iii) any association, organization or institution of which any entity described in clause (i) or (ii) above is

                                          [Amended and Restated Lease Agreement]

a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant and (iv) any taxing authority of any entity described in clause (i), (ii) or (iii) above.

         "HOUR" shall mean an Airframe Flight Hour or an Engine Flight Hour, as indicated by the context.

         "INDEBTEDNESS" means all obligations of Lessee that would, in accordance with GAAP, be shown as a liability on Lessee's balance sheet, and in any footnotes or notations thereto, including, without limitation, (i) obligations for the repayment of monies borrowed or raised, (ii) obligations under finance leases, hire-purchase arrangements, conditional sale agreements and other obligations for the deferred purchase price of property, (iii) guarantees, direct or indirect, of the obligations of any other Person, including, any such obligations secured by a Lien on any property of Lessee,
(iv) indemnity and reimbursement obligations, including any such obligations arising to any issuer of a letter of credit or similar instrument, and (v) obligations to purchase or otherwise acquire any indebtedness of, or to advance monies to or on behalf of, or make any investment in any other Person.

         "INDEMNIFIED PARTY" shall mean Lessor, in its individual and trust capacities, Owner Participant, ALL and each of their respective Affiliates, and the successors and permitted assigns of each of the foregoing and the directors, officers, corporate stockholders, partners, employees, servants and agents of each of the foregoing.

         "INSPECTING PARTY" shall have the meaning specified in Section
7(c)(i).

         "INSURANCE BROKERS" shall mean any independent firm of internationally recognized insurance brokers.

         "INSURED PARTY" shall mean each Indemnified Party.

         "LANDING CLEAR" shall mean (i) each landing gear assembly of the Aircraft identified by serial number in Lease Supplement No. 1 and (ii) any landing gear assembly substituted for any such identified landing gear assembly in accordance with this Agreement.

         "LEASE SUPPLEMENT" shall mean any lease supplement entered into in accordance with the terms hereof to this Agreement substantially in the form of Exhibit D.

         "LEASE TERM" shall mean the period described in Section 3(a).

         "LENDER" means each of (a) any person or persons as the Lessor may from time to time advise Lessee in writing to be the person or persons providing finance to the Lessor to assist it in purchasing, funding or refinancing the purchase by the Lessor of the Aircraft and including, where the context so admits or requires, any agent or trustee for any one or more of such persons;

                                          [Amended and Restated Lease Agreement]

and (b) any of the respective successors, permitted assigns or permitted transferees of any one or more of any such persons.

         "LETTER OF CREDIT" shall mean any letter of credit issued by a U.S. bank reasonably acceptable to Lessor delivered by Lessee to Lessor pursuant to this Agreement as security for Lessee's performance hereunder.

         "LESSEE JURISDICTION" shall mean the United States.

         "LESSOR LIEN" shall mean any Lien of any Person claiming by, through or under Lessor which arises from any act or omission of Lessor, other than any Lien created or permitted hereby or by any other Operative Document.

         "LIEN" means any mortgage, pledge, lien, charge, encumbrance, hypothecation, lease, sublease, seizure, exercise of rights, security interest, judgment, writ, order or other claim or right of possession of any kind or nature whatsoever, however and wherever created or arising and whether or not consensual (including, without limitation, any agreement or arrangement to give or effect any of the foregoing and any conditional sale or other title retention agreement).

         "LIFE LIMITED COMPONENT" shall mean any part or component on the Aircraft for which the manufacturer has specified a certain life in either calendar time, Cycles or Hours accumulated after which such part or component must be replaced.

         "MAINTENANCE PLANNING DOCUMENT" or "MPD" shall mean the Boeing 737 maintenance planning document.

         "MAJOR CHECKS" shall mean any "D" check, "C" check, multiple "C" check (including all lower checks and all other items that are due before the next "C" check), heavy structural inspection (or equivalent), structural inspection or annual heavy maintenance visit or segment thereof for commercial aircraft of the same model as the Aircraft as set out in the Approved Maintenance Program.

         "MAJOR MODIFICATIONS" includes, but shall not be limited to: (i) changes that alter the fundamental nature of the Aircraft as a passenger and cargo carrying aircraft or Cabin modifications that materially change the interior layout of the Aircraft (excluding changes to the seats or galleys),
(ii) changes to the Aircraft structure or performance of the Aircraft, (iii) changes that adversely affect interchangeability or replaceability of Parts,
(iv) substitution of different types of equipment or accessories which are not equivalent in cost, value, remaining useful life and/or operational capability to the equipment or accessories being replaced, (v) changes that invalidate or impair any warranty with respect to the Aircraft or any Engine or Part, (vi) changes that adversely affect the eligibility of the Aircraft to obtain an Airworthiness Certificate from the Aviation Authority or (vii) any changes that result in a variation from the original type certificate for the Aircraft, but shall exclude changes pursuant to ADs and SBs

                                          [Amended and Restated Lease Agreement]

provided by the Airframe Manufacturer which have Aviation Authority approval, all Required Modifications and changes which are estimated to cost less than 100,000 Dollars.

         "MODIFICATION" shall mean any modification, addition, alteration, removal or other change, including, without limitation, ADs and SBs, to the Airframe, any Engine or any Part.

         "OPERATIVE DOCUMENTS" shall mean this Agreement, each Lease Supplement and any other document, agreement or instrument to which Lessee is a party, or to which it consents in writing, or which is delivered by or on behalf of Lessee and which is entered into or delivered in connection with any of the foregoing or with any of the transactions contemplated by the foregoing.

         "OWNER PARTICIPANT" means Fleet Business Credit Corporation, formerly known as Sanwa Business Credit Corporation, a Delaware corporation.

         "OWNER TRUSTEE" means First Security Bank, National Association, in its capacity as trustee under the Trust Agreement.

         "PARTS" shall mean any and all appliances, parts, components, modules, communications equipment, computers, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (including the APU, the Landing Gear but excluding complete Engines or engines) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine, so long, as title thereto shall remain vested in Lessor, in accordance with the terms hereof.

         "PAST DUE RATE" shall mean a rate per annum equal to 3% over the Base Rate.

         "PERMITTED JURISDICTION" shall mean any country listed in Schedule 1.

         "PERMITTED LIEN" shall mean any Lien referred to in clauses (i) through (vi) of Section 8(a).

         "PERSON" shall mean any individual, corporation, trust, partnership, unincorporated association, joint venture, association, joint-stock company, government or Government Entity.

         "RELATED INDEMNITEE" shall mean, with respect to any Indemnified Party, any Affiliate, successor, assign, director, officer, corporate stockholder, partner, employee, servant or agent of such Indemnified Party.

         "RENT" shall mean, collectively, Basic Rent and Supplemental Rent.

                                          [Amended and Restated Lease Agreement]

         "REPLACEMENT ENGINE" shall mean an Engine Manufacturer model JT8D-9A engine (or an improved model having a modification status, value and utility at least equal to such an Engine Manufacturer model JT8D-9A engine) (including, without limitation, all warranty rights with respect to such engine) suitable for installation and use on the Airframe without impairing the value or utility of the Aircraft, and which has a value and utility at least equal to the Engine it is replacing (assuming such Engine was in the modification status, condition and repair required by the terms hereof immediately prior to being replaced) and which has been maintained, serviced, repaired and overhauled in substantially the same manner as is required under this Agreement as to "Engines", title to which shall have been conveyed to Lessor pursuant to the terms hereof, together with all Parts relating to such Engine so long as the same shall be incorporated or installed in or attached to such Engine leased hereunder, and any and all Parts removed therefrom so long as title to such removed Parts shall remain vested in Lessor in accordance with the terms hereof

         "REQUIRED MODIFICATIONS" has the meaning specified in Section 10(c)(ii)(B).

         "REQUIRED SBs" shall mean all alert SBs and any other SBs which have been accomplished on 50% of Lessee's fleet prior to the Return Date.

         "RETURN" shall mean the return of the Aircraft by Lessee to Lessor at the Return Location in the condition and manner required by Section 7 and the other provisions of this Agreement and the other Operative Documents, as evidenced by the execution by Lessor, and the delivery to Lessee, of the Return Receipt referred to in Section 7(f).

         "RETURN DATE" shall mean the date upon which the Aircraft is returned to Lessor pursuant to and in accordance with Section 7 hereof.

         "RETURN LOCATION" shall mean such location in the western United States, western Canada or Mexico as may be designated by Lessor, or such other location as shall be mutually agreed between Lessor and Lessee.

         "RETURN RECEIPT" shall have the meaning specified in Section 7(f).

         "SB" shall mean any service bulletin as issued by the Airframe Manufacturer, Engine Manufacturer or the manufacturer of any appliances or Parts.

         "SECURITY DEPOSIT" shall have the meaning specified in Section
3(d)(i).

         "SHOPVISIT" shall mean, with respect to an Engine, scheduled maintenance of such Engine which requires the Engine to be removed from the airframe to which it is attached (or, if the Engine is not attached to an airframe, scheduled maintenance that would require such removal if the Engine were so attached).

                                          [Amended and Restated Lease Agreement]

         "STATE OF REGISTRATION" shall mean the United States.

         "STIPULATED LOSS VALUE" shall mean US$8,000,000.

         "SUPPLEMENTAL RENT" shall mean all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes, agrees or otherwise becomes liable to pay to Lessor, any Indemnified Party or any other Person hereunder or under any of the other Operative Documents, including, without limitation, payments of or in respect of the Stipulated Loss Value, Expenses, Taxes, Break Amount or other amounts payable under any indemnities.

         "SURETY BOND" shall have the meaning specified in Section 3(d)(i).

         "TAXES" shall mean any and all present or future fees (including, without limitation, license, documentation and registration fees), taxes (including, without limitation, income, receipts, sales, rental, use, turnover, value-added, property (tangible or intangible), excise, franchise, capital, user, transfer, doing business and stamp taxes or duties), licenses, levies, imposts, duties, recording charges or fees, or other charges, assessments, deductions or withholdings of any nature whatsoever, together with any assessments, penalties, late payment charges, notary charges, fines, additions to tax or other similar liabilities with respect to any of the foregoing and interest on any of the foregoing.

         "TAX INDEMNITEE" shall mean Lessor, in its individual and trust capacities, Owner Participant, each of their respective Affiliates, any successor or permitted assign of either of the foregoing and the directors, officers, employees, servants and agents of each of the foregoing.

         "TIME CONTROLLED COMPONENT" shall mean any component that Lessee monitors with an interval pursuant to which action is taken to inspect, replace and/or overhaul such component and that is limited by Airframe Cycles, Airframe Flight Hours and/or calendar time.

         "TRUST AGREEMENT" means that certain Trust Agreement dated as of March 22, 1995 between Owner Participant and Owner Trustee.

         (b) CONSTRUCTION.

              (i) In this Agreement, unless the contrary intention is stated, a reference to:

                  (u) Each of "Lessor," "Lessee" or any other Person includes, without prejudice to the provisions of this Agreement, any successor in interest to it and any permitted assignee and, in the case of any Government Entity, any Government Entity succeeding to all or any of its functions;

                  (v) Words importing the plural include the singular and vice versa;

                                          [Amended and Restated Lease Agreement]

                  (w) Any document or any law includes that document or that law, as the case may be, as amended, modified or supplemented from time to time in accordance with its terms, and any document entered into or any law enacted or promulgated, as the case may be, in substitution or replacement therefor;

                  (x) A "Law" (1) includes any statute, decree, constitution, regulation, decision, finding, order, rule, judgment or directive of any Government Entity, (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party, (3) includes any judicial or administrative interpretation or application thereof, and (4) is a reference to any of the foregoing as amended, substituted, reissued or reenacted;

                  (y) The words "this Lease," "this Agreement," "hereby,"
              "herein," "hereto," "hereof" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole including, without limitation, the Schedules and Exhibits, and all Annexes thereto, and not to any particular provisions of this Agreement; and

                  (z) A Section or an Exhibit or a Schedule is a reference to a section of, or an exhibit or schedule to, this Agreement.

              (ii) Headings used in this Agreement are for convenience only and shall not in any way affect the construction of, or be taken into consideration in the interpretation of, this Agreement.

     SECTION 2. LEASE OF AIRCRAFT.

     Lessor and Lessee acknowledge that Lessor delivered, and Lessee took delivery of, the Aircraft on March 30, 1995 at the Delivery Location pursuant to and in accordance with Article 3 of the Original Lease.

     SECTION 3. LEASE TERM; RENT; PAYMENTS.

         (a) LEASE TERM. The term of this Lease (the "Lease Term") commenced on the Delivery Date and, unless this Agreement is terminated earlier pursuant to the provisions hereof, shall end on the Expiry Date.

         (b) BASIC RENT. During the Lease Term, from and including the Delivery Date to, but not including, the Effective Date, Lessee paid Basic Rent in accordance with Section 5.3 of the Original Lease. From and including the Effective Date, Lessee shall pay rent for the Aircraft in advance on each Basic Rent Date occurring on and after the Effective Date during the remaining Lease Term in advance in immediately available Dollars, in the amounts and on the

                                          [Amended and Restated Lease Agreement]

dates set forth in Exhibit B hereto. Each payment of Basic Rent includes the Additional Rent specified in Section 3(g) below.

         (c) SUPPLEMENTAL RENT. Lessee shall pay, or cause to be paid, promptly to Lessor, or to whomsoever shall be entitled thereto, any and all Supplemental Rent constituting or in respect of the Stipulated Loss Value, Break Amount and all other amounts of Supplemental Rent when and as the same shall become due and owing. In the event of any failure on the part of Lessee to pay any Supplemental Rent when due, Lessor and each other Indemnified Party shall have all rights, powers and remedies provided for herein or in any other Operative Document, or at law or in equity or otherwise, in the case of nonpayment of Basic Rent. Lessee also shall pay to Lessor, or to whomsoever shall be entitled thereto, on demand, as Supplemental Rent, to the extent permitted by applicable law, interest at the Past Due Rate on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent (to the extent permitted by applicable law) not paid when due for the period until the same shall be paid.

         (d) SECURITY DEPOSIT

         (i) Lessee has delivered to Lessor a security deposit consisting of a $150,000 cash portion (the "Cash Deposit") and a $150,000 surety bond (the "Surety Bond") (collectively with the Cash Deposit, the "Security Deposit"). The Cash Deposit may be commingled with Lessor's general funds and any interest earned thereon will be for Lessor's Account. $25,000 of the Cash Deposit is completely and absolutely non-refundable (the "Non-Refundable Deposit") and, if otherwise unused by Lessor upon termination of this Lease, shall be retained by Lessor.

         (ii) The Security Deposit shall be held by Lessor during the Lease Term as security for the full and punctual performance of all of Lessee's obligations to Lessor under this Agreement including, without limitation, satisfaction of the requirements of the condition of the Aircraft at the end of the Lease Term as set forth in Section 7. Lessee acknowledges that Lessor may commingle the Security Deposit with its general funds. Lessee hereby grants to Lessor a security interest by way of first priority perfected security interest in its interest, if any, in the Security Deposit and the proceeds thereof and hereby grants to Lessor any and all of Lessee's right, title and interest therein, if any, as security for Lessee's obligations hereunder. No interest shall accrue in favor of Lessee in respect of the Security Deposit held by Lessor. At the end of the Lease Term, upon performance by Lessee, satisfactory to Lessor, of all of Lessee's obligations hereunder (other than potential contingent obligations (of which Lessor has no knowledge) under the indemnity provisions of this Agreement), Lessor shall promptly refund any remaining Security Deposit to Lessee. Lessor's obligations in respect, of the return of the Security Deposit shall be that of a debtor of Lessee, not as a trustee or other fiduciary.

         (iii) If a Default shall have occurred and be continuing, Lessor may, but shall not be obliged to, apply the Security Deposit in whole or in part for the payment of any Rent, indemnities, legal fees and other expenses, insurance and other casualty payments and any other

                                          [Amended and Restated Lease Agreement]

amount owing from time to time by Lessee under this Agreement, for the payment of any loss or damage suffered by Lessor as a result of any Default or utilize the Security Deposit in whole or in part to perform any of Lessee's obligations under this Agreement or to otherwise remedy any circumstance giving rise to a Default, including the redelivery condition of the Aircraft, without prejudice to any other remedy of Lessor (it being understood that an application of the Security Deposit shall not constitute a cure of any Default unless and until Lessee shall have complied with the following sentence). In any such event Lessee shall, on demand, restore the full amount of the Security Deposit by payment to Lessor of an amount in immediately available Dollars equal to the amount by which the balance of the Security Deposit has been reduced under this clause (iii).

         (iv) Surety Bond shall provide for payments to be made thereunder at sight, in dollars, and for drawings to be made (by advice, confirmation or otherwise) in Honolulu, Hawaii. In the event that the long-term unsecured debt rating of the issuing entity is reduced to a level below A- (as rated by Standard & Poor's) or if the Lessor shall have received a Non-renewal Notice (a "Substitution Event"), Lessor shall have the right to draw down the entire amount of the Surety Bond, if Lessee shall not, within ten days of the occurrence of such Substitution Event, have caused such Surety Bond to be replaced with a substitute Surety Bond issued by an issuing entity reasonably acceptable to Lessor which complies with the required minimum rating specified above.

         (e) PAYMENTS IN GENERAL.

         (i) All payments of Rent shall be made directly by Lessee in Dollars by wire transfer of immediately available funds on the date for payment to the account for Lessor specified in column (2) of Schedule 3, or to such account as Lessor shall otherwise direct by notice to Lessee.

         (ii) If the due date for any payment of Basic Rent, Break Amount or Stipulated Loss Value is not a Business Day, then, unless otherwise provided herein, such payment shall be made on the Business Day next succeeding such due date with the same force and effect as if made on such due date and without adjustment in the amount due.

         (iii) All amounts of interest or amounts calculated by reference to interest payable under any of the provisions of this Agreement shall be calculated on the basis of the actual number of days elapsed and a 365-day or 366-day year, as applicable.

         (f) NO DEDUCTIONS OR WITHHOLDINGS. All payments by Lessee under this Agreement or any other Operative Document to Lessor or any other Indemnified Party, including payments in respect of Basic Rent, Supplemental Rent, interest, fees, indemnities or any other item, shall be made in full without any counterclaim, delay, deduction or withholding of any kind or nature whatsoever (including, without limitation, in respect of any setoff, counterclaim, Taxes, insurance charges, monetary transfer fees or any costs and expenses arising in connection with

                                          [Amended and Restated Lease Agreement]

the use and operation of the Aircraft) but excluding deduction or withholding required by law with respect to Taxes for which Lessee is not required to indemnify Lessor or a Tax Indemnitee under Section 9(c).

         (g) Lessee shall repay to Lessor the Engine Reserve Claim (as defined in Lease Amendment No. 3) by paying monthly installments (the "Additional Rent") sufficient to repay the Engine Reserve Claim in full during the Lease Term. The Additional Rent shall be considered part of the Basic Rent. Upon the Effective Date, Lessor shall have no further claim under Lease Amendment No. 3.

     SECTION 4. CONDITIONS PRECEDENT. This Agreement shall be effective as of the Effective Date, but shall be subject to the fulfillment to the satisfaction of Lessor and Lessee of the following conditions precedent:

         (a) DUE DILIGENCE. Lessor shall have completed, in a manner satisfactory to it, its due diligence review with respect to the Lessee's financial condition and statements, including review of the legal and regulatory framework applicable to this transaction, including, without limitation, resolution to the reasonable satisfaction of Lessor of all legal and tax related matters.

         (b) AGREEMENTS AND DOCUMENTS. The following documents, agreements, instruments or certificates shall have been duly authorized, executed and delivered by the respective party or parties thereto, shall each be satisfactory in form and substance to Lessor and Lessee and shall be in full force and effect and in the English language and executed counterparts shall have been delivered to Lessor and/or to its respective counsel:

         (i) this Agreement; and

         (ii) (y) a Certificate of Insurance in the form of Exhibit F and which otherwise complies with the requirements of Section 15 and (z) a Broker's Letter in the form of Exhibit G from the Insurance Brokers and which otherwise complies with the requirements of Section 15, together with such other evidence as Lessor shall request as to the due compliance by Lessee with Section 15;

         (iii) an opinion of Char, Sakamoto, Ishii, Lum & Ching, special counsel to Lessee in the form of Exhibit K and covering such other matters as Lessor may reasonably request;

         (iv) copies of documents where available evidencing the issuance of each Authorization that may be required in connection with the remittance to Lessor and any other intended recipient of any amount payable under this Agreement, or any other Operative Document, the performance by Lessee of any of its respective obligations hereunder or thereunder;

                                          [Amended and Restated Lease Agreement]

         (v) certificate signed by a duly authorized officer of Lessee:

              (u) certifying the incumbency, and the accuracy of the signatures, of the Person or Persons authorized to execute and deliver the Operative Documents on behalf of Lessee;

              (v) stating that Lessee's representations and warranties contained in this Agreement and each other Operative Document are and shall be true and correct on and as of the Effective Date as though made on and as of such date (unless made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date); and

              (w) stating that no Default or Event of Default has occurred and is continuing or will result from the lease of the Aircraft under this Agreement;

         (viii) such other documents, agreements, certificates and evidence with respect to the Aircraft, Lessee, any Persons acting for Lessee or otherwise as Lessor may reasonably request in connection with the consummation of the transactions contemplated by this Agreement, the taking of all proceedings (corporate or otherwise) in connection therewith or compliance with all the conditions set forth in this Section 4;

         (ix) Lessee shall have paid in full (or delivered) (x) the first installment of Basic Rent due on the Effective Date and (y) the Security Deposit;

         (x) all representations and warranties of Lessee hereunder and under the other Operative Documents shall be true and correct on and as of the Effective Date as though made on and as of such date (unless made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date);

         (xi) Lessee shall have performed, complied with and observed all its obligations, covenants and agreements set forth herein and in each other Operative Document which it is required to perform, comply with or observe prior to or on the Effective Date;

         (xii) no Default, Event of Default or Event of Loss, or event, condition or circumstance that would with the giving of notice or passage of time or both become or give rise to an Event of Loss, shall have occurred;

         (xiii) NECESSARY GOVERNMENT ACTIONS. All appropriate action required to have been taken prior to the Effective Date by the Aviation Authority or any governmental or political agency, subdivision or instrumentality of the United States in connection with the transactions contemplated hereby shall have been taken, and all orders, permits, licenses, waivers, authorizations, exemptions and approvals of such

                                          [Amended and Restated Lease Agreement]

    entities required to be in effect on the Effective Date in connection with the transactions contemplated hereby shall have been issued, and all such orders, permits, licenses, waivers, authorizations, exemptions and approvals shall be in full force and effect on the date hereof and on the Effective Date (no such orders, permits, licenses, waivers, authorizations, exemptions and approvals shall be issued on a temporary basis pending further review by the entity requiring such to be in effect).

         (xiv) NO GOVERNMENT ACTIONS. No action or proceeding, shall have been instituted nor shall governmental action be threatened before any United States or foreign court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any United States or foreign court or governmental agency at the time of the Effective Date to set aside, restrain, enjoin or prevent the completion and consummation of this Lease or the transactions contemplated hereby and thereby.

         (xv) NO CHANGE IN LAW. No change shall have occurred after the date of execution and delivery of this Lease in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities which, in the reasonable opinion of Lessor, would make it a violation of a law or regulations for Lessor to execute, deliver and perform its obligations hereunder or under any other Operative Document to which it is a party.

         (xvi) all representations and warranties of Lessor hereunder and under the other Operative Documents shall be true and correct on and as of the Effective Date as though made on and as of such date (unless made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date); and

         (xvii) Lessor shall have performed, complied with and observed all its obligations, covenants and agreements set forth herein and in each other Operative Document which it is required to perform, comply with or observe prior to or on the Effective Date.

    SECTION 5. REPRESENTATIONS AND WARRANTIES.

         (a) DISCLAIMER; LESSOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS

            (i) THE AIRCRAFT HAS BEEN DELIVERED UNDER THIS LEASE "AS IS, WHERE IS" AND LESSEE AGREES, ACKNOWLEDGES AND ACCEPTS THAT, NEITHER LESSOR NOR ANY OTHER INDEMNIFIED PARTY MAKES ANY WARRANTY OR REPRESENTATION WHATSOEVER CONCERNING THE AIRCRAFT OR OTHERWISE. LESSEE, FOR THE BENEFIT OF LESSOR AND EACH INDEMNIFIED PARTY, HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, REPRESENTATIONS AND OTHER INDEMNITIES,

                                          [Amended and Restated Lease Agreement]

    OBLIGATIONS AND LIABILITIES OF LESSOR AND ANY OTHER INDEMNIFIED PARTY
    AND ANY RIGHTS, CLAIMS AND REMEDIES OF LESSEE, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, IN EACH CASE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN THE AIRCRAFT, ANY PART THEREOF OR ANY OTHER THING DELIVERED, LEASED, CHARTERED OR TRANSFERRED UNDER THIS LEASE, OR OTHERWISE INCLUDING, WITHOUT LIMITATION:

         (A) ANY WARRANTY AS TO THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION OF, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN, OR ANY DEFECT IN, THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY DATA, ANY AIRCRAFT DOCUMENTATION OR ANY OTHER THING DELIVERED, SOLD OR TRANSFERRED HEREUNDER;

         (B) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE;

         (C) ANY EXPRESS OR IMPLIED WARRANTY AS TO TITLE;

         (D) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         (E) ANY OBLIGATION OR LIABILITY WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT OR OTHER INTELLECTUAL PROPERTY INFRINGEMENT;

         (F) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT IN STRICT OR ABSOLUTE LIABILITY OR ARISING FROM THE NEGLIGENCE OF LESSOR OR ANY INDEMNIFIED PARTY, ACTUAL OR IMPUTED, ACTIVE OR PASSIVE; AND

         (G) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING, FOR ANY LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

              (ii) DELIVERY BY LESSEE TO LESSOR OF LEASE SUPPLEMENT NO. 1 WILL BE CONCLUSIVE PROOF AS BETWEEN LESSOR AND LESSEE (BUT WITHOUT PREJUDICE TO ANY CLAIMS LESSOR OR LESSEE MAY HAVE AGAINST THE AIRFRAME MANUFACTURER, ENGINE MANUFACTURER OR ANY VENDOR WITH RESPECT TO THE AIRCRAFT) THAT LESSEE HAS EXAMINED AND INSPECTED THE

                                          [Amended and Restated Lease Agreement]

         AIRCRAFT, THAT THE AIRCRAFT AND THE AIRCRAFT DOCUMENTATION ARE SATISFACTORY TO LESSEE AND THAT LESSEE HAS IRREVOCABLY AND UNCONDITIONALLY ACCEPTED THE AIRCRAFT FOR LEASE HEREUNDER WITHOUT ANY RESERVATIONS WHATSOEVER.

              (iii) Lessor represents and warrants that (i) on the Delivery Date and throughout the Lease Term, so long as no Event of Default shall have occurred and be continuing, except as may be expressly provided in this Agreement or in any other Operative Document to which Lessee is a party or consents, Lessor shall not take or cause to be taken any action inconsistent with Lessee's right of quiet enjoyment of, or otherwise in any way interfere with or interrupt, the continuing use, operation and possession of the Aircraft, the Airframe or any Engine by Lessee or any permitted sublessee or assignee thereof and (ii) Lessor and Owner Participant are organized under the laws of the United States, or a state thereof, and the trust created by the Trust Agreement is a grantor trust for federal income tax purposes.

              Lessor agrees, for the benefit of Lessee and any mortgagee or holder of any other security interest in any engine (other than an Engine) or any Lessee Installed Part, any lessor of any engine (other than an Engine) or Lessee Installed Part and any mortgagee or conditional vendor of any engine (other than an Engine) or Lessee Installed Part subject to a conditional sale agreement or any other security agreement, that no right, title to or interest in any such engine or Lessee Installed Part shall be exercised or asserted by the Lessor and the Lessor acknowledges and confirms that it will not acquire any right, title or interest to or in any such engine or Lessee Installed Part as a result of its installation on the Aircraft.

              No engine, part or Lessee Installed Part shall be installed on the Airframe or any Engine unless either (i) Lessee owns such item of equipment free and clear of all Liens other than Permitted Liens or
         (ii) the mortgagee, owner, lessor, conditional vendor or other lienholder in respect of such item of equipment has agreed that it shall not acquire, exercise or assert any interest over the Aircraft, the Airframe, any Engine or any Part.

              Lessee may install TCAS, a windshear detection system, seats and galleys, which shall upon installation become part of the Airframe and shall remain on the Aircraft upon expiration of this Agreement.
         Such TCAS, windshear detection system, seats and galleys are not considered Additional Parts.

        (b) LESSEE'S REPRESENTATIONS AND WARRANTIES. In order to induce Lessor to enter into this Agreement, Lessee hereby represents and warrants to Lessor as of the date hereof and as

                                          [Amended and Restated Lease Agreement]

of the Effective Date (unless, in each case, such representation and warranty is expressly applicable on and as of another date or dates) that:

         (i) ORGANIZATION, QUALIFICATION, ETC. Lessee (w) is a company incorporated under the laws of the State of Delaware, (x) holds all Authorizations necessary to authorize Lessee to engage in air transport and to carry on scheduled passenger and cargo service in each case as presently conducted, (y) has the corporate power and authority to own or hold under lease its properties wherever located or used and to enter into and perform its obligations under each Operative Document to which it is a party, (z) is duly qualified and authorized to do business, and is in good standing, in each jurisdiction in which the nature of its business makes such qualification necessary, except where the absence of such qualification would not materially adversely affect its ability to perform its obligations under the Operative Documents and (aa) is a Certificated Air Carrier.

         (ii) CORPORATE AUTHORITY. The execution, delivery and performance by Lessee of this Agreement and each other Operative Document to which Lessee is a party have been duly authorized by all necessary corporate action on the part of Lessee, do not require any stockholder or shareholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of Lessee, except such as have been duly obtained or, by the Effective Date, will have been duly obtained, and copies of which shall have been delivered to Lessor on or before the Effective Date.

         (iii) GOVERNMENT APPROVALS. Neither the execution and delivery by Lessee of this Agreement or any other Operative Document to which Lessee is a party nor the performance by Lessee of its obligations hereunder or thereunder (including, without limitation, Lessee's payment of Rent in Dollars to Lessor or any other Indemnified Party) requires any Authorization (including, without limitation, any import, customs, foreign exchange or other licenses or permits), except for (y) Authorizations that have been duly obtained and are in fall force and effect, and copies of which shall have been delivered to Lessor on or before the Effective Date, and (z) any normal periodic and other reporting requirements under the applicable rules and regulations of the Aviation Authority (but only to the extent required to be observed or performed after the Effective Date).

         (iv) NO BREACH. Neither the execution and delivery of this Agreement or any other Operative Document by Lessee nor the consummation by Lessee of the transactions contemplated hereby or thereby nor compliance by Lessee with any of the terms or provisions hereof or thereof will (x) violate any of the provisions of the organizational or charter documents or bylaws of Lessee, (y) conflict with or contravene, or result in the creation, perfection or enforcement of any lien under, any law applicable to or binding upon the Aircraft, Lessee or any property of Lessee or (z) conflict with or result in any breach of any of the terms or provisions of, or constitute any default under, or result in or require the creation of any Lien upon any property of Lessee under, any

                                          [Amended and Restated Lease Agreement]

    indenture, mortgage, deed of trust, conditional sales contract, note, loan, credit agreement or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound or affected.

         (v) LEGAL, VALID AND BINDING AGREEMENTS. This Lease and each other Operative Document to which Lessee is a party, in each case, as and when entered into, have been, or will be, duly executed and delivered by Lessee and constitute, or will constitute, legal, valid, binding and enforceable obligations of Lessee.

         (vi) LITIGATION. There are no pending or threatened actions or proceedings before any court or administrative agency (y) in respect of this Agreement or any other Operative Document or the Aircraft or the performance by Lessee of its obligations hereunder or under any other Operative Document or (z) which would, if adversely determined, materially adversely affect the ability of Lessee to perform its obligations under the Operative Documents.

         (vii) FILING. Except for the registration of the Aircraft with the FAA and the filings or recordings described in Schedule 4, no further action, including the filing or recording of any instrument or document
    (including the filing of any Uniform Commercial Code financing statement) is necessary or advisable under the laws of the State of Registration or the Lessee Jurisdiction (x) in order for this Agreement to constitute a valid and perfected lease of record relating to the Aircraft, (y) to authorize or permit Lessee to perform its obligations under each Operative Document (including, without limitation, Lessee's obligation to pay Rent) or (z) fully to protect, establish, perfect and preserve Lessor's title to, and Lessor's rights and interests in, the Aircraft as against Lessee and any other Person.

         (viii) NO WITHHOLDING. Lessee will not be required to deduct from any Rent payment made or to be made hereunder any withholding or other Tax under the laws of the State of Registration, the Lessee Jurisdiction or any other jurisdiction, either (y) on or by virtue of the execution or delivery by Lessee of this Agreement or any other Operative Document or (z) on or by virtue of the performance by Lessee of this Agreement or any other Operative Document, including, without limitation, payment of Rent or any other amount made, or to be made, by Lessee pursuant to this Agreement or any other Operative Document.

         (ix) NO DEFAULT OR EVENT OF DEFAULT. There has not occurred any event which is presently continuing and which would constitute a Default or Event of Default under this Agreement or any of the other Operative Documents.

         (x) FINANCIAL CONDITION. The statements of financial position of Lessee as of December 31, 1999 and the related statements of earnings and cash flows of Lessee for the year then ended, fairly present the financial condition of Lessee as at such date and

                                          [Amended and Restated Lease Agreement]

    the results of operations and cash flow of Lessee for the period ended on such date, in accordance with generally accepted accounting principles consistently applied (except as may be stated in the notes thereto), and, since December 31, 1999, there has been no material adverse change in such condition or operations, except as disclosed in press releases issued by Lessee.

         (xi) TAXES. Lessee has paid or caused to be paid all Taxes when due and payable or has made adequate provision by way of security for all Taxes payable by Lessee (except to the extent being contested in good faith and by appropriate proceedings, and for the payment of which adequate reserves have been provided, so long as such contest does not involve a material danger of the sale, forfeiture, confiscation, seizure or loss of the Aircraft, any Engine or Part thereof). No Taxes (including, without limitation, any stamp or value-added taxes), levies, imposts, duties or similar charges may be imposed by the government of the Lessee Jurisdiction, or any Government Entity or political or taxing subdivision therein, upon or with respect to the execution or delivery of this Agreement or any other Operative Document or the delivery of the Aircraft hereunder.

         (xii) NO MATERIAL ADVERSE CHANGE. No event has occurred or state of affairs exists that has or may have a material adverse effect on (i) the ability of Lessee to carry on its business or to perform its obligations under any Operative Document to which it is or will be a party or (ii) the rights or interests of Lessor under any Operative Document to which it is or will be a party.

         (xiii) PARI PASSU. The obligations of Lessee under this Agreement and the other Operative Documents are direct, general and unconditional obligations of Lessee and rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of Lessee with the exception of such obligations as are mandatorily preferred by law and not by virtue of any contract.

         (xiv) SECTION 1110. Lessor is entitled to the protection of Section 1110 of Chapter 11 of Title 11 of the United States Code in connection with its right to take possession of the Aircraft, Airframe and Engines in the event of a case under such Chapter 11 in which Lessee is a debtor.

         The rights and remedies of Lessor in relation to any misrepresentation or breach of warranty on the part of Lessee shall not be prejudiced by any investigation by or on behalf of Lessor into the affairs of Lessee, by the performance of this Agreement or by any other act or thing which may be done or omitted to be done by Lessor and which would or might, but for this provision, prejudice such rights and remedies.

                                          [Amended and Restated Lease Agreement]

     SECTION 6. CERTAIN COVENANTS OF LESSEE. Lessee covenants and agrees with Lessor at Lessee's sole cost and expense, as follows:

         (a) MAINTENANCE OF CORPORATE EXISTENCE- DULY QUALIFIED; CERTIFICATED AIR CARRIER. Subject to Section 6(b), at all times during the Lease Term, Lessee shall (i) exist as a company incorporated under the laws of the State of Delaware, (ii) hold all Authorizations necessary to authorize Lessee to engage in air transport and to carry on passenger and cargo service in each case as presently conducted by Lessee, (iii) have the corporate power and authority to own or hold under lease its properties wherever located or used and to enter into and perform its obligations under each Operative Document to which it is a party, (iv) be duly qualified and authorized to do business, and be in good standing, in each jurisdiction in which the nature of its business makes such qualification necessary, except where the absence of such qualification would not materially or adversely affect its ability to perform its obligations under the Operative Documents and (v) at all times be a Certificated Air Carrier.

         (b) MERGER OR CONSOLIDATION. Lessee shall preserve its corporate existence, and will not merge or consolidate with any person unless the successor person resulting from such merger or consolidation (the "Successor"):

             (i) is the Lessee or an entity incorporated or organized in the State of Delaware or another State of the United States;

             (ii) shall have a net worth immediately after such merger or consolidation of not less than the Lessee's net worth immediately prior thereto;

             (iii) shall be authorized under applicable law to perform the Lessee's obligations under this Lease to the same extent as the Lessee;

             (iv) shall deliver to the Lessor an agreement in form and substance reasonably satisfactory to the Lessor containing an assumption by the Successor of the Lessee's representations and warranties under this Lease, together with the due and punctual performance of all the Lessee's obligations under this Lease; and

             (v) shall deliver to the Lessor an opinion of counsel reasonably satisfactory in form and substance to the Lessor to the effect that the agreement referred to in sub-clause (iii) above constitutes the Successor's legal, valid, binding and enforceable obligations.

         (c) REPORTING REQUIREMENTS. The Lessee shall furnish to the Lessor and the Lender:

             (i) within 60 days after the last day of the first three fiscal quarters of each fiscal year of Aloha Airgroup, Inc., unaudited consolidated quarterly financial statements

                                          [Amended and Restated Lease Agreement]

        of the Aloha Airgroup, Inc. prepared for such quarter as of the last day of such quarter and statements of income and retained earnings for such fiscal quarter and on a comparative basis figures for the corresponding period of the immediately preceding fiscal year, all in reasonable detail, each such statement to be certified in a certificate of Aloha Airgroup, Inc.'s chief financial officer or chief accounting officer as fairly presenting the financial position and the results of operations of Aloha Airgroup, Inc. as at its date and for such quarter (subject to year-end audit adjustments) and as having been prepared in accordance with GAAP;

             (ii) as soon as available but not in any event later than 120 days after the last day of each fiscal year of Aloha Airgroup, Inc., audited financial statements of the Aloha Airgroup, Inc. prepared for such year, including a balance sheet of Aloha Airgroup, Inc. of the last day of such year, statements of income and retained earnings of Aloha Airgroup, Inc. for such fiscal year, a balance sheet of Aloha Airgroup, Inc. as of the last day of such year and statements of income and retained earnings of Aloha Airgroup, Inc. for such fiscal year and in all cases on a comparative basis figures for the immediately preceding fiscal year, all in reasonable detail, each prepared in accordance with GAAP and certified without qualification by Coopers & Lybrand or another of the largest national firms of independent certified public accountants as fairly presenting the financial position and the results of operations of Aloha Airgroup, Inc. at the end of and for such fiscal year and as having been prepared in accordance with GAAP;

             (iii) concurrently with the financial statements furnished pursuant to Clauses 6(c)(1) and (ii) above, an officer's certificate signed by the chief financial officer or chief accounting, officer of Lessee certifying to the best knowledge after due inquiry of such officer that no Default occurred during the period covered by such financial statements and no Default exists on the date of such officer's certificate or, if a Default occurred or exists, stating that fact and specifying the nature and period of existence of such Default and the actions Lessee took or proposes to take with respect to such Default;

             (iv) at the same time as it is issued to the creditors of the lessee, a copy of each notice or circular issued to the Lessee's creditors as a group;

             (v) on request from time to time such other information regarding the Lessee and its business and affairs as the Lessor or the Lender may reasonably request; and

             (vi) all such other reports as are noted in Schedule 6.

         (d) GOVERNMENT APPROVALS. Lessee shall maintain, or cause to be maintained, in full force and effect all Authorizations obtained or effected in connection with this Agreement and every document or instrument contemplated hereby as are required to be maintained and

                                          [Amended and Restated Lease Agreement]

shall take all such additional action as may be necessary or advisable in connection therewith. Lessee further undertakes to obtain or effect any new or additional Authorizations as may become necessary for the performance of any of the terms and conditions hereof or any other document or instrument contemplated hereby.

         (e) TAXES. Lessee shall file or cause to be filed all tax returns which are required to be filed and shall pay or cause to be paid all Taxes when due and payable (except to the extent being contested in good faith and by appropriate proceedings, and for the payment of which adequate reserves have been provided but only as long as such proceedings do not involve any material danger of the sale, forfeiture, confiscation, seizure or loss of the Aircraft or any interest therein).

         (f) PLACE OF BUSINESS. Lessee shall provide to Lessor written notice of any change in its principal place of business as set forth in Schedule 3 within 30 days thereafter.

         (g) FILINGS. Lessee shall promptly take all such action, including the filing or recording of any instrument or document as may, from time to time, be necessary or advisable under the laws of the State of Registration, the Lessee Jurisdiction or any jurisdiction in which the Aircraft is or will be operated
(x) in order for this Agreement to constitute a valid and perfected lease of record relating to the Aircraft, (y) to authorize or permit Lessee to perform its obligations under each Operative Document (including, without limitation, its obligation to pay Rent) or (z) to fully protect, establish, perfect and preserve Lessor's title to, and Lessor's rights and interests in, the Aircraft as against Lessee, and any other Persons, excluding any third party claims arising prior to Delivery, Lessor Liens and Liens granted by Lessor to Lessor's lenders. For the avoidance of doubt, the cost of all filings and related notarizations, required by this Agreement or any other Operative Document shall be borne by Lessee.

         (h) APPROVED MAINTENANCE PROGRAM. Lessee shall not make any substantive changes to the Approved Maintenance Program unless Lessor shall have reviewed and approved such substantive changes to the Approved Maintenance Program which Lessee proposes to make during the Lease Term, provided that (i) substantive changes shall mean changes specifically related to the intervals between maintenance actions or replacements, and (ii) Lessor's approval/disapproval of such substantive changes shall be reasonable and consistent with industry standards. Written notice, as specified in Section 23(f), of a proposed substantive change to the Approved Maintenance Program may be given by Lessee independently or as part of a quarterly report delivered pursuant to Section 10(d)(vii) hereof. If Lessor has not notified Lessee that Lessor is unwilling to approve a proposed substantive change within ten (10) Business Days of Lessor's receipt of written notice thereof, Lessor shall be deemed to have approved of such change.

                                          [Amended and Restated Lease Agreement]

     SECTION 7. RETURN OF THE AIRCRAFT.

         (a) DATE AND LOCATION OF RETURN. Upon any expiration or termination of the Lease Term, subject only to Section 13(b)(ii)(x), Lessee, at its own risk, cost and expense, shall return the Aircraft, including the Airframe, the Engines, all Parts thereof and the Aircraft Documentation to Lessor or its designee in accordance with the provisions of this Agreement and Lessee and Lessor shall perform the elements of the Final Inspection as required hereby, all prior to the end of the Lease Term (the "Return"). Not later than the end of the Lease Term, the Aircraft shall be returned to Lessor or its designee at the Return Location.

         (b) CONDITION OF AIRCRAFT. At Return, Lessee shall, at its sole risk, cost and expense, procure that the Aircraft is free and clear of all Liens (other than liens which existed prior to Delivery of the Aircraft to Lessee, Lessor Liens and Liens granted by Lessor to Lessor's lenders) and that the Aircraft complies in all respects with the conditions and requirements set forth in Schedule 5.

         (c) FINAL INSPECTION.

             (1) No less than 30 days prior to commencement of the Return, Lessee shall provide Lessor with written notice of the date (which shall be not less than fifteen (15) days prior to the Expiry Date) of, and a reasonably complete plan for the content of, the Final Maintenance and shall give Lessor further written notice of the date of, and any changes to the plan for, the Final Maintenance. During the entire period of such Final Maintenance, the Aircraft, shall be made available to Lessor and/or Lessor's agents, representatives and designees (each, an "Inspecting Party") for ground inspection by the Inspecting Parties at the location of Final Maintenance. The Aircraft Documentation shall be made available for review at the then current operator's principal place of business. So long as no Event of Default has occurred and is continuing, no such inspection shall unreasonably interfere in the business operations of Lessee except to the extent such interference is reasonably necessary to enable an Inspecting Party to exercise its rights set forth in this Section 7(c)(i).

             Lessee shall make available to the Inspecting Parties such documentation regarding the condition, use, maintenance, operation and history of the Aircraft during the Lease Term as Lessor may reasonably request. During the Final Inspection, any Inspecting Party shall have the right to reasonably request that additional panels or areas be opened in order to allow further inspection by any Inspecting Party so long as either (i) such panels are ordinarily opened during "C" Checks or (ii) there are indications of damage found by Lessor during its inspection that reasonably warrant opening such panels. Lessee shall remove the Aircraft from service and open the areas of the Aircraft as required to perform the Final Maintenance and the other inspections and checks as contemplated in this Section 7 and Schedule 5 that are reasonably requested by Lessor in accordance with the terms hereof and otherwise permit Lessor to determine, and assist

                                          [Amended and Restated Lease Agreement]

        Lessor in determining that the Aircraft, including the Aircraft Documentation, is in the condition required herein.

             (ii) Promptly after such inspections, except as otherwise agreed in writing by Lessor and Lessee, any discrepancies from the Aircraft return condition requirements set forth in this Section 7, and any discrepancies that must be corrected in order to comply with the Approved Maintenance Program, which shall include clearing of all deferred maintenance items, shall be corrected by Lessee at its cost prior to the operational ground check described in Section 7(d).

         (d) OPERATIONAL GROUND CHECK.

             (i) In connection with the Return (and following, the inspection referred to in Section 7(c)), Lessee shall conduct an operational ground check of the Aircraft in accordance with the procedures set forth in the Airframe Manufacturer's maintenance manual, for the purpose of demonstrating to the reasonable satisfaction of Lessor the operation of all Aircraft systems that can be verified on the ground, including, if required by Lessor and at Lessee's cost, a full fuel tank visual leak check, audible ignition check (both systems), pitot and static systems check and hydraulic system external visual leak check.

             (ii) Promptly after the operational ground check, except as otherwise agreed in writing by Lessor and Lessee, any discrepancies from the Aircraft return condition requirements set forth in this
        Section 7, and any discrepancies that must be corrected in order to comply with the Approved Maintenance Program and the Airframe Manufacturer's maintenance manual criteria, shall be corrected by Lessee at its cost prior to the demonstration flight described in
        Section 7(e).

         (e) DEMONSTRATION FLIGHT.

             (i) Immediately following the operational ground check pursuant to
        Section 7(d), but prior to Lessor's technical acceptance of the Aircraft, Lessee shall, using, its own pilots and at its own cost, carry out for the Inspecting Parties a demonstration flight in the Aircraft in accordance with Lessee's specifications and the Lessee's Aviation Authority-approved flight manual to demonstrate the proper functioning of Aircraft systems and components, as requested by Lessor within limits and/or guidelines established by the relevant manufacturers and the Aviation Authority. Such flight shall continue for the duration necessary to perform such check flight procedures, but for a period not exceeding two (2) hours. Lessor shall be allowed at least two representatives on-board as observers during such flight and Lessee shall comply with all reasonable requests made by such representatives during such flight.

                                          [Amended and Restated Lease Agreement]

             (ii) Except as otherwise agreed in writing by the Lessor and Lessee, promptly following such demonstration flight, any deficiencies from the Aircraft return condition requirements set forth in this
        Section 7 and Schedule 5, and any discrepancies that must be corrected in order to comply with the Approved Maintenance Program and the Airframe Manufacturer's maintenance manual and to achieve the proper functioning of the Aircraft systems and components, shall be corrected by Lessee at its cost prior to Return.

             (iii) Lessor shall defend, indemnify and hold harmless Lessee from and against all claims, liabilities, damages, losses and judgments, which may be asserted against, suffered by, charged to or recoverable from Lessee by reason of injury to or death of any Person or Persons, or loss of or damage to any property, including, the Aircraft, arising out of or in any way connected with such ground inspection, operational ground check and test flights except to the extent occasioned in whole or in part by the fault or negligence of Lessee or such Person or Persons.

         (f) TECHNICAL ACCEPTANCE. Upon satisfactory completion of the Final Inspection and, unless otherwise agreed in writing by Lessor and Lessee, satisfactory correction of any discrepancies or deficiencies required to be corrected by Lessee prior to Return, Lessor shall execute and deliver to Lessee, a delivery receipt in the form of Annex A to Schedule 5 (the "Return Receipt") which shall, for all purposes hereof, constitute complete, irrevocable and absolute evidence of Lessor's technical acceptance of the Aircraft, except as validly noted in such Return Receipt. To the extent technical acceptance occurs prior to Return, Lessee shall remain liable for the performance of all of its payments and other obligations hereunder, and for any damage to or loss of the Aircraft occurring between the date thereof and Return (it being understood and agreed that Lessee shall maintain insurance as required by Section 15 to and including such date).

         (g) FAILURE TO RETURN AIRCRAFT. If Lessee shall, due to reasons of Force Majeure or for any other reason whatsoever, fail to return the Aircraft at the time or in the condition specified herein or return of the Aircraft is not accepted by Lessor because of Lessee's failure to meet the requirements of this
Section 7 and Schedule 5, the obligations of Lessee provided in this Agreement and each other Operative Document to which Lessee is a party (including the obligation to pay Rent, on a per them basis based upon a pro rata application of 125% of the monthly Rent in force, during the last month of the Lease Term) shall continue in effect with respect to the Aircraft, and the Lease Term shall be deemed to be extended until Return of the Aircraft to Lessor; provided that, this Section 7(g) (i) shall not be construed as permitting or authorizing Lessee to fail to meet, or consenting to or waiving any failure by Lessee to perform, Lessee's obligation to return the Aircraft in accordance with the requirements of this Agreement and (11) shall not apply if Lessee's failure to return in a timely fashion is due to (x) a reasonable good faith dispute between Lessee and Lessor as to the meanin of one or more provisions of this Lease Agreement, (y) Lessor's failure to diligently and responsibly cooperate to accomplish

                                          [Amended and Restated Lease Agreement]

Return of the Aircraft in a timely fashion or (z) Lessee's cooperation under
Section 7(h)(iv) or (v) hereof.

         (h) TRANSITION. Lessee acknowledges that Lessor intends to lease or sell the Aircraft to another Person at the end of the Lease Term. In order to facilitate such lease or sale of the Aircraft, Lessee agrees to cooperate with Lessor and to otherwise assist Lessor, at Lessor's cost, in such matters by, for example:

             (i) allowing reasonable inspections of the Aircraft by the Follow-On Operator (without interrupting any commercial operation of the Aircraft);

             (ii) using reasonable endeavors to schedule the Return of the Aircraft and the Final Inspection in a manner that will allow for a simultaneous delivery of the Aircraft to the Follow-On Operator;

             (iii) assisting with exporting the Aircraft from the State of Registration and arranging for the notice of deregistration of the Aircraft to be sent to the aviation authority in the country where the Aircraft will be registered by the Follow-On Operator;

             (iv) assisting; with the transition of the Aircraft from the Approved Maintenance Program to the maintenance program of the Follow-On Operator by providing access to the relevant technical data; and

             (v) performing or procuring the maintenance or modifications to the Aircraft as reasonably requested by Lessor, at Lessor's cost.

         (i) SECURITY DEPOSIT. Following expiration of this Lease and return of the Aircraft to Lessor, and subject to no Defaults outstanding hereunder, the Security Deposit (except for the Non-Refundable Deposit) will be promptly returned to Lessee subject to Lessor's satisfaction with Lessee's compliance with this Section 7.

         (j) REPLACEMENT ENGINES. Prior to commencement of the return procedures under this Section 7, Lessee may replace one or both Engines then subject to this Lease with Replacement Engines; provided that such replacement shall not alter Lessee's obligations with respect to the Return Conditions set forth in Schedule 5.

     SECTION 8. Liens.

         (a) NO LIENS. Lessee will not directly or indirectly create, incur, assume or suffer to exist, or agree to create or assume, any Lien on or with respect to the Aircraft, any Engine or any Part or in this Agreement, or in any right, title or interest in any of the foregoing, except:

                                          [Amended and Restated Lease Agreement]

             (i) the rights of Lessor provided in this Agreement;

             (ii) the rights of others under agreements or arrangements to the extent permitted by the terms of Section 11;

             (iii) Lessor Liens, Liens arising a prior to filing of this Lease with the Aviation Authority;

             (iv) Liens for Taxes of Lessee arising in the ordinary course of business either not yet due or being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as such contest does not involve any material danger of the sale, forfeiture, seizure or loss of the Airframe, any Engine or any Part or any interest therein;

             (v) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising by operation of law in the ordinary course of Lessee's business (including those arising under maintenance agreements entered into in the ordinary course of business) securing obligations that are not yet due or are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided) so long as such contest does not involve any material dangler of the sale, forfeiture, seizure or loss of the Airframe, any Engine or any Part or any interest therein; and

             (vi) Liens, other than Liens for Taxes, in respect only of Lessee's interest as Lessee under this Agreement and arising out of any judgment or award against Lessee (and for the payment of which adequate reserves have been provided), but only if the judgment secured shall have been discharged, vacated, reversed or execution thereof stayed pending a good faith appeal or shall have been discharged, vacated or reversed upon expiration of such stay.

         (b) REMOVAL OF LIENS. Lessee will promptly, at its own expense, take, or cause to be taken, such actions as may be necessary duly to discharge any Lien not excepted under Section 8(a) that may at any time arise, exist or be levied upon the Aircraft, any Engine, any Part or in this Agreement, or in any right, title or interest in any of the foregoing, and Lessee shall indemnify and hold harmless Lessor and each other Indemnified Party from any Expenses arising therefrom.

         (c) NO ADVERSE ACTION. Without limiting the foregoing or any other provision of this Agreement or any other Operative Document, Lessee will not do or permit to be done anything which may expose the Aircraft or any part thereof to penalty, forfeiture, seizure, arrest, impoundment, detention, confiscation, taking in execution, attachment, appropriation or destruction, nor abandon the Aircraft or any Part.

                                          [Amended and Restated Lease Agreement]

     SECTION 9. INDEMNITIES.

         (a) GENERAL INDEMNITY. Subject only to the exceptions set forth in
Section 9(b), Lessee hereby assumes liability for and hereby agrees to indemnify Lessor and each other Indemnified Party against, and agrees to protect, save and keep harmless each thereof from, any and all Expenses of whatsoever kind and nature from time to time imposed on, incurred by or asserted against any Indemnified Party in any way relating to or arising out of.

             (i) the Operative Documents, any of the transactions contemplated thereby or the enforcement of any of the terms thereof, including, without limitation, the enforcement of this Section 9;

             (ii) the Aircraft, the Airframe, any Engine or engine or Part or any other thing delivered under this Agreement;

             (iii) the acceptance, delivery, lease, sublease, charter, subcharter, registration, deregistration, reregistration, possession, repossession, use, presence, operation, condition, storage (unless otherwise expressly provided herein), installation, testing, modification, alteration, maintenance, repair, release, return, transportation, transfer, exportation, importation, abandonment or other disposition of the Aircraft, the Airframe, any Engine or engine or Part or any other thing delivered under this Agreement (including, without limitation, any claim for patent, trademark or copyright infringement in respect of any Part of the Aircraft which was not delivered to Lessee hereunder, any liability for any injury to or death of any Person or loss of or damage to any property, latent or other defects, whether or not discoverable and whether or not any of the foregoing shall arise as a result of the action or inaction of Lessee or any other Person); and

             (iv) any breach or noncompliance by Lessee with any covenant, term, agreement, condition, undertaking or obligation under this Agreement or under any other Operative Document or agreement entered into or furnished by Lessee in connection herewith or therewith, or the falsity or inaccuracy of any representation or warranty of Lessee set forth herein or therein, or the occurrence of any other Default, including, without limitation, any Expenses incurred, assumed or suffered by Lessor or any other Indemnified Party as a consequence of Lessee's failure to Return the Aircraft in accordance with this Agreement on any date specified or required herein.

         (b) EXCEPTIONS TO GENERAL INDEMNITY. The indemnity provided for in
Section 9(a) will not extend to any of the following Expenses of any Indemnified
Party:

             (i) Expenses caused by the gross negligence or willful misconduct of such Indemnified Party or a Related Indemnitee (other than negligence imputed to such

                                          [Amended and Restated Lease Agreement]

        Indemnified Party or Related Indemnitee by reason of its interest in the Aircraft solely and by virtue of law);

             (ii) Expenses caused by a breach by such Indemnified Party or a Related Indemnitee of any covenant or inaccuracy or falsity of a representation or warranty made by such Indemnified Party or a Related Indemnitee in this Agreement or the documents and agreements delivered by such party to Lessee on or prior to the Delivery Date;

             (iii) Expenses that are Taxes (it being agreed that Lessee's sole responsibility for Taxes is as set out in Section 9(c) hereof);

             (iv) Expenses attributable to the period (x) prior to the Delivery Date and (y) after the return of possession of the Airframe, the Engines and the Parts to Lessor or its designee pursuant to and in accordance with the terms of this Lease (other than pursuant to Section 20 hereof, in which case (and other than with respect to Taxes) Lessee's liability under this Section 9(b) shall survive for so long as Lessor shall be entitled to exercise remedies under such Section 20);

             (v) Expenses caused by any voluntary transfer or disposition (other than any transfer pursuant to any exercise of remedies in connection with an Event of Default, pooling arrangement or Event of
        Loss) by Lessor of its interest in the Aircraft, Airframe or Engines;
        or

             (vi) Expenses to the extent covered by such Indemnified Party's worker's compensation insurance.

        (c) TAXES.

             (i) LESSEE LIABILITY. Except as provided in Section 9(c)(ii), Lessee shall pay or cause to be paid when due, and shall indemnify and hold harmless each Tax Indemnitee for, from and against, any and all Taxes howsoever imposed or levied on or asserted against, from time to time, any Tax Indemnitee, Lessee, the Aircraft, Airframe or any Engine or any Parts or any interest therein by any Government Entity on, with respect to, based on or measured by:

                  (A) the acceptance, delivery, redelivery, transport,
             registration, reregistration, deregistration, possession, operation, location, use, presence, condition, alteration by or on behalf of Lessee, maintenance, repair, return, storage (unless otherwise expressly provided herein), repossession, disposition, abandonment, installation, storage, charter, leasing, subleasing, modification, transfer by or on behalf of Lessee, importation, exportation or other disposition of, or the imposition of any

                                          [Amended and Restated Lease Agreement]

             Lien on, the Aircraft, Airframe or any Engine or any Part or interest therein (or the incurrence of any liability to refund or pay over any amount as the result of any such Lien);.

                  (B) the rentals or receipts from the Aircraft, Airframe or any Engine or Parts thereof or interest therein;

                  (C) the Aircraft, Airframe or any Engine or any Parts thereof or interest therein (including, without limitation, title or a security interest therein), this Lease, any other Operative Document or any data or any other thing delivered or to be delivered under the Operative Documents; or

                  (D) otherwise with respect to or in connection with the
             execution, delivery, enforcement, amendment or supplement to the Operative Documents or the transactions contemplated by the Operative Documents.

             (ii) EXCLUSIONS FROM LESSEE'S LIABILITY. The provisions of Section 9(c)(i) shall not apply to:

                  (A) Taxes on the income, profits or gains of a Tax Indemnitee by any Government Entity or Taxes in the nature of a value-added tax or consumption tax to the extent such value-added tax or consumption tax is enacted by a Government Entity as a substitute for or replacement of a Tax on income, profits or gains income as a revenue source for that Government Entity; PROVIDED, HOWEVER, that the exclusion contained in this clause (A) shall not apply to any Taxes imposed by any Government Entity (other than the United States, a United States federal entity, or a Government Entity with jurisdiction over the place of a Tax Indemnitee's principle place of business or residence or place of organization; except in the case of a United Stated federal withholding tax on gross income ("U.S. Withholding Tax"), U.S. Withholding Tax imposed solely as a result of (A) the enactment after the date of execution and delivery of this Agreement of an amendment to the Internal Revenue Code (as in effect on the Delivery Date), (B) ratification after the Delivery Date of any protocol or other amendment to any United States income tax convention in effect on the Delivery Date or (C) the ratification after the Delivery Date of any new United States income tax convention if and to the extent that such Tax results (i.e., to the extent that such Tax would not have been imposed but for the existence of one or more of the following, factors) from (i) the use, operation, presence or registration of the Aircraft, the Airframe, any Engine or any Part within the taxing jurisdiction of that Government Entity; or
             (ii) the situs of organization, any place of business or any

                                          [Amended and Restated Lease Agreement]

             activity of Lessee or any other Person having use, possession or custody of the Aircraft, the Airframe, any Engine or any Part within the taxing jurisdiction of that Government Entity; or (iii) any payment (actual or constructive) by or on behalf of Lessee from the taxing jurisdiction of that Government Entity; PROVIDED, FURTHER, however, if the Delivery Location is in Malaysia, Lessee will not be responsible for any taxes, duties, charges or fees levied by any Malaysian taxing authority or if the Delivery Location is in New Zealand, Lessee will not be responsible for any taxes, duties, charges or fees levied by any New Zealand taxing authority;

                  (B) Sales, use or similar transfer Taxes imposed on a Tax
             Indemnitee upon any voluntary transfer (including a transfer by way of security but excluding a transfer pursuant to the exercise of remedies in connection with an Event of Default, a Modification, a pooling arrangement or an Event of Loss) or disposition (including a disposition by way of security but excluding a disposition pursuant to any exercise of remedies in connection with an Event of Default; provided, however, that Lessor shall in connection with an Event of Default comply with any reasonable request as Lessee shall make concerning the appropriate jurisdiction in which such disposition shall be made unless Lessor reasonably determines in cooperation with any Tax Indemnitee (and advises Lessee) that such compliance with Lessee's request would generate an adverse consequence to Lessor or such Tax Indemnitee) by such Tax Indemnitee of any equitable or legal interest in the Aircraft, Airframe, any Engine or any Part or this Agreement to any Person;

                  (C) Taxes attributable solely to any period (a) prior to the
             Delivery Date; or (b) after the return of possession of the Airframe, the Engines and the Parts to Lessor or its designee pursuant to the terms of this Lease (other than pursuant to Section 20 hereof, in which case Lessee's liability under this
             Section 9(c) shall survive for so long, as Lessor shall be entitled to exercise remedies under such Section 20); provided, however, that the exclusions set forth in this subparagraph (C) shall not apply to Taxes to the extent such Taxes relate to events occurring or matters arising prior to or simultaneously with such return of possession;

                  (D) Taxes caused solely by a breach by such Tax Indemnitee of any covenant or inaccuracy or falsity of any representation or warranty made by such Tax Indemnitee in this Agreement or the documents and agreements delivered by such Tax Indemnitee to Lessee pursuant to this Agreement;

                                         (Amended and Restated Lease Agreement]

                  (E) Taxes caused solely by the gross negligence or wilful
             misconduct of any Tax Indemnitee; and

                  (F) Taxes based on or measured by the value or principal
             amount of any loan or promissory note (or security therefore) entered into by Lessor or a Tax Indemnitee or anyone claiming an interest in the Aircraft or any portion thereof through Lessor or a Tax Indemnitee.

             (iii) NO REDUCTION FOR WITHHOLDING, ETC. Notwithstanding anything that may be contained herein, all payments by Lessee under this Agreement or any other Operative Document, whether in respect of Rent, interest, fees or any other item, shall be made in full without any deduction or withholding (whether in respect of setoff, counterclaim, duties, Taxes, charges, wages or otherwise whatsoever), unless:

                  (A) the withholding or deduction is with respect to Taxes for which Lessee is not required under Section 9(c) to indemnify Lessor or any Tax Indemnitee, or

                  (B) the withholding or deduction is required by law, in which event Lessee shall:

                       (1) forthwith pay the recipient such additional amount
                  so that the net amount received by such recipient after the deduction or withholding will equal the full amount which would have been received by it had no such deduction or withholding been made;

                       (2) pay to the relevant taxing authorities within the
                  period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this clause (iii)); and

                       (3) furnish to Lessor, within the period for payment
                  permitted by applicable law, an official receipt of the relevant taxation or other authorities involved for all amounts deducted or withheld as aforesaid or, if no such receipt is issued, a certificate of deduction or equivalent evidence thereof.

             (iv) REPORTS. Lessee will provide, promptly upon request, such information as may be reasonably requested by a Tax Indemnitee or required to enable a Tax Indemnitee to timely and properly fulfill its tax filing requirements with respect to the transactions

                                          [Amended and Restated Lease Agreement]

        contemplated by the Operative Documents, including, without limitation, those requirements that relate to Taxes based on or measured by the total time the Aircraft is located in a particular place irrespective of whether the Aircraft is there for revenue, maintenance or storage purposes. If any report, return or statement is required to be filed with respect to any Tax which is subject to indemnification under this Section 9(c), Lessee shall timely file the same (except for any such report, return or statement which such Tax Indemnitee intends to file itself (and so notifies Lessee in writing) or for income tax returns or any other return, report or statement which the Tax Indemnitee is required by law to file in its own name); PROVIDED, HOWEVER, that Lessee shall have no obligation under this sentence to the extent such Tax Indemnitee, after receipt of Lessee's written request, shall have failed to furnish Lessee with such information (including instructions) as is peculiarly within such Tax Indemnitee's control and which is necessary to file such report, return or statement and provided, further, that Lessee shall have no obligation under this Section 9(c) with respect to any Taxes in the nature of penalties, additions to tax or interest or expenses which could have been avoided if such Tax Indemnitee had not failed to so furnish Lessee with such information. Lessee shall either file such report, return or statement and send a copy of such report, return or statement to the Tax Indemnitee or, where Lessee is not permitted to file such report, return or statement, it shall notify such Tax Indemnitee of such requirement and prepare and deliver such report, return or statement to such Tax Indemnitee in a manner satisfactory to such Tax Indemnitee no later than 30 Business Days prior to the time such report, return or statement is to be filed. Lessee shall not have any right to examine the tax returns or books of any Tax Indemnitee. Lessee agrees to use reasonable endeavors to obtain official receipts indicating the payment by it of all foreign income and withholding Taxes that are subject to indemnification under this Section 9 and shall promptly deliver to the relevant Tax Indemnitee each such receipt obtained by Lessee. If actual notice is given by any Government Entity to a Tax Indemnitee that a report or return is required to be filed with respect to any Taxes with respect to which Lessee has an indemnification obligation under this Section 9(c), Lessor shall cause that Tax Indemnitee to promptly notify Lessee of such required report or return. Further, Lessor agrees to cause each Tax Indemnitee to respond to any reasonable request of Lessee for information within the control of such Tax Indemnitee with respect to the filing of any such report or return. Notwithstanding the foregoing, nothing in this
        Section 9(c)(iv) shall (x) require Lessor or Lessee to divulge to the other any information which Lessor or Lessee, as the case may be, considers confidential, PROVIDED, HOWEVER, that Lessor and Lessee, as the case may be, shall be so required if required by applicable law or reasonably related to a matter indemnified hereunder; or (y) prevent Lessor or Lessee from arranging its tax affairs in such manner as it sees fit, unless to do so would increase the obligations of the other under this Agreement.

             (v) PAYMENT. Lessee shall pay any Tax for which it is liable pursuant to this Section 9(c) in immediately available funds directly to the appropriate Government Entity or, upon written demand of the Tax Indemnitee, to such Tax Indemnitee, but in no event

                                          [Amended and Restated Lease Agreement]

        shall such payment be required more than five (5) Business Days prior to the date such Tax is due. Any such demand for payment from a Tax Indemnitee shall specify, in reasonable detail, the calculation of the amount of the payment and the facts upon which the right to payment is based and shall be verified upon the request and at the expense of Lessee by a nationally recognized firm of independent accountants for such Tax Indemnitee. Each Tax Indemnitee shall promptly forward to Lessee any notice, bill or advice in the nature of a notice or bill received by it concerning any Tax; provided, however, failure to provide any such notice or bill shall not relieve Lessee of its obligations hereunder. As soon as practical after each payment of any Tax by Lessee directly to any Government Entity, Lessee shall furnish the appropriate ate Tax Indemnitee with the original or a certified copy of a receipt for Lessee's payment of such Tax or such other evidence of payment of such Tax as is reasonably acceptable to such Tax Indemnitee. Lessee shall also furnish promptly upon request such data as any Tax Indemnitee may reasonably require to enable such Tax Indemnitee to comply with the requirements of any Government Entity.

             (vi) CONTESTS. If claim is made against a Tax Indemnitee for any Tax with respect to which Lessee has an obligation under this Section 9(c), Lessor shall cause Tax Indemnitee to promptly notify the Lessee; provided, however, that the failure to so notify Lessee shall not diminish Lessee's obligations to indemnify under this Section 9(c). If reasonably requested by the Lessee in writing and provided no Event of Default shall have occurred and is continuing, Lessor, at the sole expense of the Lessee, shall itself (or shall cause such Tax Indemnitee to) in good faith and diligently contest (and not settle without Lessee's written consent) or shall (or shall cause such Tax Indemnitee
        to) permit the Lessee, if desired by the Lessee, to contest in the name of the Lessee the validity, applicability or amount of such Tax. Lessor shall cause such Tax Indemnitee to contest, or shall permit the Lessee to contest by (a) resisting payment thereof if practicable, (b) not paying the same except under protest with funds advanced by Lessee on an interest-free basis, if protest is necessary and proper, and (c) if payments be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; provided, however, that, in each such instance, the Lessor and such Tax Indemnitee shall not be required to undertake any contest or permit the Lessee to contest unless:

                  (A) Lessee shall have provided Lessor and the Tax Indemnitee with an opinion of legal counsel reasonably acceptable to Lessor and the Tax Indemnitee to the effect that a reasonable basis exists to contest such claim (provided, however, that no such opinion shall be necessary in order to contest such claim in meetings with auditors, revenue agents, or in other informal meetings with staff members of the applicable tax authority) and, prior to the commencement of any appeal of an adverse judicial decision, with an opinion of such legal counsel to the effect that a reasonable basis exists to appeal such adverse judicial decision (which opinions shall be obtained at Lessee's sole cost and expense);

                                          [Amended and Restated Lease Agreement]

                  (B) such proceedings, in the sole reasonable discretion of
             Lessor and the Tax Indemnitee, do not involve any material risk or danger of the sale, forfeiture or loss of the Aircraft or any part thereof or interest therein or the imposition of criminal penalties or sanctions against Lessor or such Tax Indemnitee or the creation of any Lien other than a Lien for Taxes not yet due or being, contested in good faith by appropriate proceedings, and for payment of which such reserves if any, as are required to be provided under generally accepted accounting principles have been made unless Lessee has provided to the Tax Indemnitee a bond or other security reasonably satisfactory to the Tax Indemnitee (provided that in the case of criminal penalties or sanctions such bond or other security shall be satisfactory to the Tax Indemnitee in its sole discretion) to protect against such risk or danger;

                  (C) in the event that the subject matter of the contest is of a continuing nature and has previously been decided adversely pursuant to the contest provisions of this Section 9(c) by the highest court to which an appeal could be taken (other than the U.S. Supreme Court), there has been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) after such claim shall have been so previously decided and the Tax Indemnitee shall have received an opinion of independent tax counsel selected by the Lessee and reasonably acceptable to the Tax Indemnitee, which opinion shall be obtained at the Lessee's sole expense, to the effect that, as a result of such change, it is more likely than not that the position which the Tax Indemnitee or the Lessee, as the case may be, had asserted in such previous contest would prevail.

                  (D) no Event of Default shall have occurred and be
             continuing,

                  (E) prior to the commencement of any contest undertaken by the Lessee or any contest undertaken by any Tax Indemnitee, the Lessee shall have delivered to such Tax Indemnitee a written acknowledgment of its obligation to indemnify fully Lessor and such Tax Indemnitee to the extent that the contest is not successful;

                  (F) if such contest is to be initiated by the payment of, and the claiming of a refund for, such Tax, Lessee shall have advanced to the Tax Indemnitee sufficient funds (on an interest-free basis) to make such payments, provided, however, that Lessee shall indemnify such Tax Indemnitee for any adverse tax consequences resulting from such advance.

             Lessee shall not be deemed to be in default under any of the above indemnification provisions of this Section 9(c) so long as Lessee shall diligently prosecute a contest in conformity with the requirements of this Section 9(c)(vi), or in the case where the Lessor or a Tax Indemnitee shall be prosecuting such contest pursuant to

                                          [Amended and Restated Lease Agreement]

        this Section 9(c)(vi), Lessee has fulfilled all of its obligations under this Section 9(c)(vi) with respect to such contest. Notwithstanding the foregoing, if a claim is made against a Tax Indemnitee which, if successful, would result in a Tax under circumstances which would require the Lessee to indemnify such Tax Indemnitee, such Tax Indemnitee shall be released from its responsibility to contest such claim, or part thereof, if it agrees in writing with Lessee not to seek indemnification from Lessee in respect of the claim, or such part thereof to be contested. In the event a Tax Indemnitee fails diligently to contest, or refuses to permit the Lessee to contest, a claim or part thereof which such Tax Indemnitee has the obligation to contest or to permit Lessee to contest under this Section 9(c), then Lessee shall not be obligated to indemnify such Tax Indemnitee for such claim or such part thereof and such Tax Indemnitee shall refund to Lessee any amounts paid or advanced by Lessee in connection with such Tax that were the subject of such claim (plus interest from the date payment is due at the rate established for refunds by the authority imposing such Tax); provided, however, that this sentence shall not apply where a Tax Indemnitee permits the Lessee to contest and the Lessee falls to diligently contest.

             (vii) Refunds. If a Tax Indemnitee shall obtain a refund of all or any part of Taxes paid by Lessee, Lessor shall cause such Tax Indemnitee to pay the Lessee the amount of such refund less the amount of any Taxes payable by such Tax Indemnitee in respect of the receipt of such refund; provided that such amount shall not be payable (x) before such time as the Lessee shall have made all payments or indemnities then due to Lessor under the Lease, or (y) while any Event of Default is outstanding and continues unremedied. If in addition to such refund, such Tax Indemnitee shall receive an amount representing attorneys fees, interest or other amount with respect to such refund, the Lessee shall be paid that proportion of such amounts which is fairly attributable to Taxes paid by the Lessee prior to the receipt of such refund.

             (viii) Tax Savings. If as a result of the payment or accrual of Taxes paid or indemnified by the Lessee a Tax Indemnitee shall realize and recognize any savings with respect to Taxes, such Lessor shall cause such Tax Indemnitee to, and such tax Indemnitee shall, promptly notify the Lessee that it has realized and recognized such savings and pay to the Lessee within thirty (30) days of the realization of such savings an amount equal to (i) the net reduction in Taxes realized and recognized by such Tax Indemnitee and (ii) the amount of any further net reduction in taxes realized and recognized under such tax laws as a result of payments pursuant to this sentence; provided, however, that the aggregate amount of all sums payable pursuant to this claim (viii) shall not exceed the aggregate amount of all prior or payments made by Lessee pursuant to this Section 9(c).

          (d) [INTENTIONALLY RESERVED].

          (e) SCOPE, SURVIVAL, ETC.

                                          [Amended and Restated Lease Agreement]

             (i) Lessee shall be obligated under this Section 9 as a primary obligor irrespective of whether an Indemnified Party or Tax Indemnitee shall also be indemnified, guaranteed or insured with respect to the same matter under any of the Operative Documents or otherwise by any other Person, and such Indemnified Party may proceed directly against Lessee under this Section 9 without first resorting to any such other rights of indemnification, guarantee or insurance.

             (ii) All indemnities, obligations, adjustments and payments provided for in this Section 9 shall survive and remain in full force and effect, notwithstanding the expiration or termination of the Lease Term or of this Agreement or any other Operative Documents and the payment in full of all sums payable under the Operative Documents. The obligations of Lessee in respect to all such indemnities, obligations, adjustments and payments are expressly made for the benefit of, and shall be enforceable by, the Indemnified Party or Tax Indemnitee entitled thereto, without declaring this Agreement to be in default or taking other action under this Agreement.

             (iii) Lessee acknowledges that the Indemnified Parties or Tax Indemnitees, or any of them, may authorize Lessor, by notice in writing to Lessor and Lessee, to make claims and demands under any indemnity hereunder or under any other Operative Document on behalf of such Indemnified Parties or Tax Indemnitees, and Lessee shall be obligated to make all payments pursuant to any such indemnity to Lessor, to the extent claimed by Lessor on behalf of such Indemnified Parties or Tax Indemnitees (it being understood that Lessee is entitled to conclusively rely upon the instructions of Lessor with respect to the payment of amounts owing, to any Indemnified Party or Tax Indemnitee under the indemnities).

             (iv) Each Indemnified Party and Lessee will give prompt written notice one to the other of any liability of which such party has knowledge for which Lessee is, or may be, liable under Section 9(a), provided that failure to give such notice will not prejudice or otherwise affect any of the rights of the Indemnified Parties under this Section 9.

         (f) GROSS-UP FOR TAXES ON INDEMNITY PAYMENTS. If and to the extent any sums payable to an Indemnified Party or Tax Indemnitee under this Section 9 are subject to any Taxes (including any payments made pursuant to this Section 9(f)), Lessee shall pay to such Indemnified Party or Tax Indemnitee such sum as will, after the obligation in respect of such Taxes has been fully satisfied with respect to all sums payable by Lessee under this Section 9, leave the Indemnified Party or Tax Indemnitee with the same amount as it would have been entitled to receive in the absence of the imposition of any such obligation in respect of such Taxes.

                                          [Amended and Restated Lease Agreement]

     SECTION 10. TITLE; REGISTRATION; MAINTENANCE AND OPERATION; INSIGNIA.

       (a) TITLE TO THE AIRCRAFT.

             (i) Lessee acknowledges that title to the Aircraft shall at all times be and remain solely and exclusively vested in Lessor and that this Agreement and the other Operative Documents constitute an agreement to lease the Aircraft from Lessor to Lessee and, accordingly, Lessee shall have no right, title or interest in the Aircraft except the right to use the Aircraft as provided herein.

             (ii) Lessee will not at any time represent or hold out Lessor or any Indemnified Party as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of the Aircraft or attempt, or hold itself out as having any power, to sell, charge, lease or otherwise dispose of or encumber the Aircraft, the Engines or any Part, nor create, incur or suffer to exist any Lien over the Aircraft, the Engines or any Part. On all occasions when the ownership of the Aircraft or any part of it is relevant, Lessee will make clear to third parties that title to the same is held by Lessor.

       (b) REGISTRATION.

             (i) Upon Delivery of the Aircraft, Lessee shall, at its own cost and expense, procure that the Aircraft will be duly registered with the Aviation Authority in the name of Lessor on the register (except that Lessor and Owner Participant shall be responsible for ensuring that the Trust Agreement, and all other documents necessary for filing with the Aviation Authority to effect registration of the Aircraft in Lessor's name, are in due form for filing with the Aviation Authority), and thereafter shall maintain, or procure the maintenance of, such registration throughout the Lease Term and shall promptly deliver to Lessor a certified copy of the Certificate of Registration when issued by the Aviation Authority and at all times during the Lease Term, Lessee shall neither cause nor permit the Aircraft to be registered under the laws of any other jurisdiction.

             (i) Upon the Delivery Date of the Aircraft, Lessee shall, at its own cost and expense, procure that, if required by applicable regulations, any Operative Document as is required (including, without limitation, the Original Lease and the Trust Agreement) shall be filed for recording with the Aviation Authority, and shall promptly (and in any event within five (5) days) after such registration deliver evidence of such registration to Lessor. Lessee shall, at its own cost and expense, cause such recordation to be maintained in good standing at all times during the Lease Term. Upon the Effective Date, Lessee and Lessor shall procure that this Agreement shall be filed for recording with the Aviation Authority.

                                          [Amended and Restated Lease Agreement]

             (iii) Lessee will take, or cause to be taken, such action with respect to the recording, filing, rerecording and refiling of this Agreement or other documents or instruments (including, without limitation, Uniform Commercial Code financing statements) as necessary or advisable in order to establish, protect, preserve and perfect, as against Lessee and any third party (excluding Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders), Lessor's interest in the Aircraft and this Agreement and each other Operative Document and shall furnish to Lessor timely notice of the necessity of such action, together with such documents and instruments, in execution form, and such other information as may be necessary or advisable to take such action. Lessee shall cooperate fully with Lessor, if, notwithstanding the foregoing, Lessor notifies Lessee that Lessor wishes to take any of the foregoing actions, in lieu of Lessee taking any of the foregoing actions.

             (iv) Without limiting the effect of the foregoing, Lessee shall also do or cause to be done at its own expense any and all acts and things which may be required under the terms of any agreement, treaty, convention, pact or by any practice, custom or understanding involving any jurisdiction in which Lessee may operate, and any and all acts and things which Lessor may reasonably request, to establish, perfect, preserve and protect the respective rights of Lessor in the Aircraft and in this Agreement and each other Operative Document (excluding Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders).

             (v) Lessee shall procure that, at all times during the Lease Term, the Aircraft possesses a current, legal and valid Airworthiness Certificate, and all such other certificates, licenses, permits and authorizations as are from time to time required for the use and operation of the Aircraft for the public transport of passengers or cargo by any Government Entity having jurisdiction in any country, state, province or other political subdivision in or over which the Aircraft is flown, including, without limitation, any aviation authority.

       (c) MAINTENANCE. Lessee, at its own cost and expense, shall, at all times during the Lease Term and until the Aircraft is returned in the condition and manner required by this Agreement:

             (i) maintain, service, repair, test, inspect and overhaul, or cause to be maintained, serviced, repaired, tested, inspected and overhauled, the Aircraft in accordance with the Approved Maintenance Program, the structural repair manual and the rules and regulations of the Aviation Authority, including, without limitation, FAR Part 121, subject to the special exemptions permitted Lessee regarding compliance with Airport Noise and Capacity Act of 1990, as amended, and the regulations promulgated by the Aviation Authority thereunder, (x) so as to

                                          [Amended and Restated Lease Agreement]

        keep the Aircraft in as good condition (operating and otherwise) as when delivered on the Delivery Date, ordinary wear and tear excepted, and in at least the same manner and with at least substantially the same care and diligence as other aircraft owned or operated by Lessee (provided, however, that the foregoing shall not be deemed to expand or otherwise alter Lessee's obligations pursuant to the express requirements of any maintenance, repair, modification or return provision hereunder), (y) so as to keep the Aircraft free of, or so as to promptly correct, physical damage to the Airframe, any Engine or any Part which may have resulted from foreign object damage, from damage caused by ramp equipment, ramp personnel, operational mishandling, Lessee staff or passengers or from other means or sources and (z) so as to keep the Aircraft in such condition as may be necessary to enable the applicable airworthiness certification for the Aircraft to be maintained in good standing at all times under applicable law;


             (ii) without limiting Lessee's obligations under Section 10(c)(i), agree that such maintenance and repairs will include, but will not be limited to, each of the following specific items:

                  (A) to perform in accordance with the Approved Maintenance
             Program, and all applicable rules and regulations of the Aviation Authority, and, except to the extent in conflict with. the rules and regulations of the Aviation Authority, all routine and nonroutine maintenance work, including, without limitation, line maintenance to be done upon the Aircraft;

                  (B) without prejudice to the provisions of Section 7, but
             subject to the terms of Exhibit N, to comply with all applicable ADs and all Required SBs that are due for compliance on such basis at any time during the Lease Tenn and within 90 days after the end of the Lease Term ("Required Modifications");

                  (C) to incorporate and retain in the Approved Maintenance
             Program for the Aircraft an applicable CPCP, and to carry out such work as may be required to comply therewith, including periodic inspection, testing and corrosion inhibiting treatment to or of fuel tanks, periodic inspection, cleanup and resealing under galleys and lavatories, the cleaning and treating of all mild and moderate corrosion and the correcting of all severe and exfoliated corrosion, and the application of corrosion inhibition compounds to all areas of the Aircraft recommended by the Airframe Manufacturer that are manufactured from aluminum or other metals, in accordance with the recommendations of the Airframe Manufacturer, the CPCP, the Airframe Manufacturer structural repair manual and the Approved Maintenance Program;

                                          [Amended and Restated Lease Agreement]

                  (D) to effect any required repair to the Airframe or any
             Engine, and any Parts installed therein or thereon, only (w) by an Aviation Authority-approved repair station, (x) by Aviation Authority-licensed mechanics and (y) in accordance with Lessee's Approved Maintenance Program, the Airframe Manufacturer's structural repair manual, the Airframe Manufacturer's component repair manual, Engine Manufacturer's repair manuals and the other repair and overhaul manuals related to the Aircraft or any Part thereof, in each case, as approved by the Aviation Authority, and
             (z) the relevant, if any, engineering change orders (which shall be approved by the Aviation Authority);

                  (E) to maintain, in the English language, the Aircraft
             Documentation and to keep the Aircraft Documentation current and up to date (with all documents and records unique to the Aircraft to be maintained unique to the Aircraft, which Aircraft Documentation shall (i) conform with the laws of any Government Entity having jurisdiction over the Aircraft, (ii) accurately record the amount of time consumed and/or the cycles of use (as appropriate) by each operation of the Airframe, each Engine and all Parts and all work performed thereon, and (ill) accurately maintain complete back-to-birth records (as defined by HBAW 92-04 Current FAA Policy Regarding Aircraft Records, Order 8300.10, excluding, to the extent applicable, any records with respect to the period prior to Delivery which were not delivered to Lessee) of all Life Limited Components, made available for review by Lessor or Lessor's designees on reasonable notice in order to facilitate Lessor's ability periodically to inspect the Aircraft and monitor the maintenance of the Aircraft); provided, that Lessee shall not be responsible for defects in the Aircraft Documentation that exist and are documented in writing, signed by Lessor on the Delivery Date;

                  (F) to make available for review by Lessor or Lessor's
             designees copies of any written communications with the Aviation Authority, Airframe Manufacturer, Engine Manufacturer or other vendors with respect to incidents, defects or malfunctions of the Aircraft;

                  (G) to diligently correct any and all deficiencies revealed by any inspection of Lessor by proper cleaning, sealing, repair, replacement, overhaul and adjustment as required pursuant to the Approved Maintenance Program;

                  (H) to ensure that only an Approved Maintenance Performer
             services, maintains, overhauls, repairs or performs any Modifications on or to the Aircraft or any installed engine or part;

                                          [Amended and Restated Lease Agreement]

                  (I) all parts or materials installed or used on the Aircraft shall have a current valid Aviation Authority "serviceable tag" of the manufacturer or maintenance facility providing such item to Lessee; and

                  (J) notwithstanding anything to the contrary contained
             herein, to maintain any engine which is not an Engine but which is installed on the Airframe as if it were an Engine;

             (iii) furnish or cause to be furnished to Lessor as soon as reasonably practicable and at no cost to Lessee such information as may be required to enable Lessor to file on a timely basis any reports required to be filed by Lessor with any Government Entity because of Lessor's rights, title and interests in and to the Aircraft or under this Agreement or any other Operative Document; and

             (iv) notwithstanding anything contained herein to the contrary, provided there is no Default existing and no Credit Event has occurred and is then continuing, if Lessee is required by law to meet Stage III noise requirements, then, with at least nine months' written notice from Lessee, Lessor will finance a portion of the cost of purchasing one (1) ship-set of hushkits to be installed on the Aircraft, in accordance with the parameters set forth in Exhibit M.

       (d) OPERATION.

             (i) Lessee shall not maintain, use, service, repair, overhaul or operate the Aircraft (or permit maintenance, use, service, overhaul or operation of the Aircraft) in violation of any law of any Government Entity having jurisdiction, in violation of any manufacturer's operating manuals, recommendations or instructions or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such Government Entity.

             (ii) Lessee shall not operate the Aircraft or permit the Aircraft to be operated (y) outside of the Permitted Jurisdictions or (z) on routes other than those approved by the government of the State of Registration.

             (iii) Lessee shall not knowingly employ, suffer or cause the Aircraft to be used for the carriage of (w) livestock, (x) acids, toxic chemicals or other corrosive materials, unless the same are appropriately packaged in compliance with applicable law, (y) explosives, nuclear fuels or wastes, (z) illegal drugs, controlled substances or the like or any other goods, materials or items of cargo which are prohibited by law or which could reasonably be expected or anticipated to cause damage to the Aircraft.

                                          [Amended and Restated Lease Agreement]

             (iv) Lessee will not use, or permit the use of, the Aircraft for testing or for training, qualifying or reconfirming the status of flight crew members other than employees of Lessee, and then only if the use of the Aircraft for such purpose is not disproportionate to the use for such purpose of other Airframe Manufacturer model 737 aircraft owned or operated by Lessee.

             (v) Notwithstanding anything herein to the contrary, Lessee shall not install, and shall not permit the installation of, any Engine on any airframe that is not an Airframe Manufacturer model 737-200ADV airframe, except solely to the extent the Aviation Authority has approved the use of engines of the same model and manufacturer as such Engine on any Airframe Manufacturer model 737-200 airframe, or, to the extent permitted by Section 10(d)(viii) below, 727 airframe.

             (vi) Lessee shall comply with the requirements of Section 15(l) of this Agreement.

             (vii) Lessee shall provide Lessor (a) on the tenth day of each of January, April, July, October during the Lease Term with a completed and duly executed Aircraft Status Report for the preceding three month period substantially in the form of Exhibit L and (b) all other reports set forth in Schedule 6.

             (viii) Lessee may install an Engine on an Airframe Manufacturer model 727 airframe, in accordance with the foregoing provisions, so long as the projected utilization of such airframe shall be not less than 2 1/2 Airframe Flight Hours per Airframe Cycle.

       (e) INSIGNIA. Lessee shall affix and maintain in respect of the Airframe and each Engine a fireproof identification plate of a reasonable size, in the location specified below, that contains the following legends or any other legend requested from time to time by Lessor in writing:

Location:      (i) in the case of the Airframe, in the upper sill of the
               left-hand forward entry door, adjacent to the Airframe
               Manufacturer's plate and (ii) in the case of each Engine, in a clearly visible place in close proximity to the manufacturer's plate.

Legend: (y) in the case of the Airframe, "THIS AIRCRAFT IS OWNED BY FIRST SECURITY BANK, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, AND IS HELD UNDER LEASE BY ALOHA AIRLINES, INC.", and

               (z) in the case of each Engine, "THIS ENGINE IS OWNED BY FIRST SECURITY BANK, NATIONAL ASSOCIATION, AS

                                          [Amended and Restated Lease Agreement]

               OWNER TRUSTEE, AND IS HELD UNDER LEASE BY ALOHA AIRLINES, INC."

Lessee shall promptly replace any such nameplate that becomes illegible, lost, damaged or destroyed for any reason.

       (f) COSTS OF OPERATION. Lessee shall pay all costs incurred in the operation of the Aircraft for profit or otherwise, including, without limitation, the costs and expenses of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, landing fees, navigation fees, airport charges, passenger service and any and all other expenses or claims of any kind or nature (including, without limitation, any and all Taxes) directly or indirectly incurred or imposed in connection with or related to the use, movement, operation, maintenance, repair, storage or location of the Aircraft during the Lease Term.

       (g) PAYMENT OF FLIGHT CHARGES. Without limiting the effect of Section 8, Lessee shall pay during the Lease Term promptly upon the same becoming due and payable all Flight Charges payable by Lessee during the Lease Term whether in respect of the Aircraft or any other aircraft of Lessee and which involve any risk of the imposition of a Lien on the Aircraft or the confiscation or detention thereof (unless such Flight Charges are being contested in good faith by appropriate proceedings) and shall indemnify and hold Lessor and any other Indemnified Party harmless in respect of the same, which indemnity shall continue in full force and effect notwithstanding the termination or expiration of the Lease Term or Return of the Aircraft.

       (h) LOSS OR DAMAGE.

             (i) Without limiting the other provisions of this Section 10, if the Aircraft or any part thereof suffers loss or damage not constituting an Event of Loss of the Aircraft or the Airframe or any Engine (in respect of which, for the avoidance of doubt, Section 13 shall apply), Lessee shall promptly correct and repair such loss or damage, including the repair or replacement of all damaged or lost Parts at its own expense in accordance with this Agreement in order that the Aircraft is placed in an airworthy condition and in substantially the same condition as it was prior to such loss or damage. Any insurance payments with respect to loss or damage not constituting an Event of Loss of the Aircraft or the Airframe shall be paid in accordance with the provisions of Section 15 and applied in payment for repairs to or for replacement of the property suffering the loss or damage.

             (ii) Lessee shall notify Lessor forthwith of any such loss or damage to the Aircraft for which the cost of correction or repairs may exceed $500,000 and shall provide an explanation or proposal for carrying out the correction or repair. If after its receipt of such proposal, Lessor does not agree with Lessee's proposal, Lessor shall promptly notify Lessee of such disagreement. Lessee and Lessor shall then consult with the Airframe Manufacturer, Engine Manufacturer or other

                                          [Amended and Restated Lease Agreement]

        relevant manufacturer, and Lessee and Lessor agree to accept as conclusive, and be bound by, such Person's directions or recommendations as to the manner in which to carry out such repairs; provided, that, in the event more than one direction or recommendation is provided, Lessee in its sole discretion may choose the direction or recommendation it shall follow.

     SECTION 11. POSSESSION. Lessee will not, without the prior written consent of Lessor, sublease or otherwise in any manner deliver, transfer or relinquish possession of the Aircraft, Airframe or an Engine or any Part, or install an Engine, or permit any such Engine to be installed, on an airframe other than the Airframe, provided that so long as (1) no Event of Default shall have occurred and be continuing, (2) the action to be taken shall not adversely affect, or be of a nature that could reasonably be expected to adversely affect, Lessor's rights, title and interests in and to the Aircraft or Airframe, or any Engine or Part, or under this Agreement or any other Operative Document (including, without limitation, any impairment of title to or the registration with the then Aviation Authority of, the Aircraft), (3) all applicable approvals, if any, of the Aviation Authority and any other Government Entity having jurisdiction shall have been obtained, and (4) the insurance provisions of Section 15 hereof shall have been complied with, then, at the cost and expense of Lessee:

       (a) MAINTENANCE, ETC. Without the prior consent of Lessor, Lessee may deliver possession of the Airframe or an Engine or any Part to the manufacturer thereof, to any Approved Maintenance Performer or to any other Aviation Authority-approved company acceptable to Lessor for testing, service, repair, maintenance or overhaul work on the Airframe or Engine or any Part or for alterations or modifications in or additions to such Airframe or Engine or Part to the extent required or permitted by the terms of Section 12(b).

       (b) INSTALLATION OF ENGINES ON OTHER AIRFRAMES. Without the prior consent of Lessor, Lessee may install an Engine on any Airframe Manufacturer model 737 or, subject to Section 10(d)(vii) hereof, 727 airframe (other than the Airframe) operated by Lessee so long as no Person will acquire or claim any right, title or interest in any Engine by reason of such Engine's being installed on such airframe at any time while such Engine is owned by Lessor.

       (c) SUBLEASE. Lessee will not sublease the Aircraft or any Engine, or assign its rights or obligations under the Lease, without the prior written consent of Lessor, such consent not to be unreasonably withheld. Lessee shall pay Lessor's reasonable expenses relating to review of Lessee's request to sublease regardless of whether such sublease is approved. Notwithstanding the foregoing, in the event of any sublease permitted as described above, (i) Lessee shall remain primarily liable for the payment and performance of all the terms, conditions and provisions of this Lease and (ii) any permitted sublease will be expressly subject and subordinate to this Lease and shall not extend beyond the lease term with respect to the applicable Aircraft. Subject to Exhibit 0, any subleasing proposals submitted to Lessor will be subject to a processing fee of Five Thousand U.S. Dollars (US$ 5,000), payable on demand (whether the sublease is approved or not). In addition, Lessee will indemnify Lessor on demand

                                          [Amended and Restated Lease Agreement]

for all reasonable out-of-pocket expenses (including legal fees) incurred in connection with its assessment of the proposal or its implementation.

       (d) TRANSFERS OF POSSESSION IN GENERAL. The rights of any Person who receives possession by reason of a transfer or sublease permitted by this
Section 11 shall be effectively and expressly subject and subordinate to all the terms of this Lease, including, without limitation, the covenants contained in Section 10, this Section 11 and Section 15 and the rights of Lessor to repossession pursuant to Section 20 and to avoid transfer upon such possession. No sublease, relinquishment or transfer of possession of the Aircraft or Airframe, or any Engine or Part, shall in any way release, discharge or otherwise limit or diminish any of Lessee's obligations to Lessor (it being agreed that notwithstanding any such transfer or relinquishment of possession, Lessee shall continue to be primarily liable and responsible for performance of all of its obligations under this Agreement and each other Operative Document), or constitute a waiver of Lessor's rights or remedies hereunder or affect the registration of the Aircraft with the Aviation Authority. Notwithstanding any other provision of this Agreement or any other Operative Document, any sublease, relinquishment or transfer of possession must (x) be consistent with the terms of this Agreement and the other Operative Documents, and (y) not adversely affect the rights, title or interests of Lessor in or to the Aircraft or Airframe, or any Engine or Part, or under this Agreement or any other Operative Document, and (z) not result in any increases in Taxes to the Lessor which are not indemnifiable hereunder, or otherwise adversely affect applicable tax benefits available to Lessor.

       (e) MAINTENANCE RESERVES. In the event Lessee falls to meet a minimum Fixed Charge Coverage Ratio of 1.05 to 1 (the "Financial Requirement") (such failure a "Credit Event"), Lessee shall increase the initial Security Deposit by the amount calculated pursuant to this Section (in no event shall such amount be less than USD two hundred fifty-seven thousand five hundred ($257,500), plus an adjustment for the Aircraft's then current condition and the standard the Aircraft would have to meet to be in half-time condition) (the "Adjustment Amount") as security that Lessee shall perform its obligations as stipulated herein. The Adjustment Amount shall be calculated based on the maintenance status of each Engine on the date of the occurrence of the applicable Credit Event and shall be recalculated for any Replacement Engine which is provided after the occurrence and during the continuance of such (or a subsequent) Credit Event. The Adjustment Amount shall equal the sum of (I) $51,500 in respect of the Airframe (the "Airframe Adjustment") plus (II) $77.25 per Engine per Engine Cycle or Engine Flight Hour, whichever is more limiting, for which such Engine is below "half-time," which shall be calculated as Lessee's then current time between engine overhauls (ESV2s) (based on an average over the last three (3) years), and converting such time to an equivalent amount of Engine Cycles or Engine Flight Hours, as applicable, based on Lessee's then current utilization (based on an average over the last three (3) years); provided, however, if the Aircraft is in a block D Check structural inspection program at the time of the occurrence of the applicable Credit Event, then the Airframe Adjustment shall equal $77.25 per Aircraft Flight Hour or Airframe Cycle, whichever is more limiting, for which the Airframe is below "half time" to its next scheduled "D" Check. The Security Deposit may be reduced following the occurrence

                                          [Amended and Restated Lease Agreement]

of a Credit Event, if either (i) Lessee demonstrates renewed compliance with the Financial Requirements (in which case the Security Deposit shall be reduced to USD three hundred thousand ($300,000)) or (ii) the physical condition of an Engine or, if the Aircraft is on a block D Check structural inspection program, the Airframe has been restored (in which case the Security Deposit shall be reduced as follows). In the event that Lessee at its sole cost and expense (A) restores the physical condition of an Engine to the condition required by
Schedule 5 hereto the Adjustment Amount portion of the Security Deposit applicable to such Engine shall be subtracted from the Security Deposit; provided, that, if the condition of such Engine deteriorates below "half-time" during the continuance of the applicable Credit Event, Lessee again shall increase the Security Deposit by the original Adjustment Amount calculated for such Engine and (B) if the Aircraft is on a block D Check structural inspection program, performs a D Check on the Airframe, the Airframe Adjustment shall be subtracted from the Security Deposit; provided, that, if the condition of the Airframe deteriorates below "half time" during the continuance of the applicable Credit Event, Lessee shall increase the Security Deposit by the original Airframe Adjustment.

     SECTION 12. REPLACEMENT OF PARTS, ALTERATIONS, MODIFICATIONS AND ADDITIONS.

       (a) REPLACEMENT OF PARTS.

             (i) Lessee, at its own expense, will replace or cause to be replaced as soon as reasonably practicable and in accordance with applicable manufacturer maintenance manual limits (and in any event within thirty (30) days of removal or, if earlier, on the date the Lease Term expires or terminates) all Parts which may from time to time become unserviceable, obsolete, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 12(b) with respect to Additional Parts.

             (ii) Subject to Section 5(a)(iv), all Parts incorporated or installed in or attached or added to the Airframe or any Engine shall
        (x) be free and clear of all Liens (except for Permitted Liens), (y) except with respect to additional parts, be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof and (z) have a current valid Aviation Authority "serviceable tag" of the manufacturer or maintenance facility providing such items to Lessee identifying the manufacturer, vendor, part number, make, model and serial number, date and hours and/or cycles and, if such a tag is issuable with respect to the Parts, indicating that such Parts are new, serviceable or overhauled. Lessee may substitute for any Part a part that does not meet the requirements of the foregoing sentence if a complying Part cannot be procured or installed within the available ground time of the Aircraft, provided that the original Part is reinstalled or the noncomplying part is removed and replaced by a

                                          [Amended and Restated Lease Agreement]

        complying Part, in each case as soon as reasonably practicable
        (and in any event within thirty (30) days of removal or, if earlier, on the date the Lease Term expires or terminates).

             (iii) Immediately upon any Part's becoming incorporated in, installed on or attached to the Airframe or any Engine, as above provided, without further act (x) title to such Part shall thereupon vest in Lessor, free and clear of all Liens (other than Permitted Liens), (y) such Part shall become subject to this Agreement and be deemed part of such Airframe or such Engine for all purposes hereof, and (z) title to any replaced Part shall thereupon vest in Lessee, free and clear of all Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders and shall no longer be deemed a Part hereunder. All Parts (other than Additional Parts) at any time removed from the Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Airframe or any Engine and which meet the requirements set forth in clause (iii) above. Upon any removal of Additional Parts, title thereto shall, without further act, vest in Lessee, and such Additional Part shall no longer be deemed a Part hereunder.

             (iv) Notwithstanding any other provision hereof, no Part that is a life limited part shall be installed on the Aircraft or any Engine, including, without limitation, a Replacement Engine, after the Delivery Date unless such Part is new or Lessee has complete certified, back-to-birth records for such part.

        (b) MODIFICATIONS.

             (i) Except as otherwise provided with respect to Required Modifications in Section 10(c)(ii)(B), Lessee, at its own expense, will make, or cause to be made, such Modifications to the Airframe and Engines as may be required from time to time to meet the applicable standards of the Aviation Authority, provided that Lessee may, in good faith, contest the validity or application of any law, rule, regulation or order in any manner which does not involve any risk of the sale, forfeiture or loss of the Aircraft or, in the reasonable judgment of Lessor, materially adversely affect Lessor or involve any risk of civil or criminal liability on Lessor or any Indemnified Party.

             (ii) Lessee, at its own expense, may from time to time add further parts or accessories and make such Modifications to the Airframe or any Engine as Lessee may deem desirable in the proper conduct of its business, provided that:

                   (y) Lessee shall not, without Lessor's prior written
              consent, make any Major Modifications costing in excess of $100,000, including,

                                          [Amended and Restated Lease Agreement]

              without limitation, modifications as to the type or manufacture of the avionics and Cabin modifications which change the interior layout, to the Aircraft (it being agreed that Lessee shall, if requested by Lessor, provide advance copies of regulatory approvals and all designs, plans, diagrams, drawings and data used by Lessee in accomplishing such Major Modifications); provided that any such Major Modifications that are performed shall be approved by the Aviation Authority (as evidenced by the issuance of a supplemental type certificate or similar data acceptable to the Aviation Authority and Lessor); and

                   (z) no such Modification shall reduce the remaining useful life of the Airframe or such Engine or diminish the value or utility of the Airframe or such Engine or impair the condition, airworthiness or marketability thereof below the remaining useful life, value, utility, condition, marketability or airworthiness thereof immediately prior to such Modification, assuming the Airframe or such Engine was then of the remaining useful life, value and utility and in the condition and airworthiness required to be maintained by the terms of this Agreement. Title to all Additional Parts shall, without further act, vest in Lessor, and Lessee hereby relinquishes all right, title and interest thereto.

              (iii) Lessor shall not be required under any circumstances to pay directly or indirectly for any Modifications. Notwithstanding the foregoing, Lessee may, at any time during the Lease Term, so long as no Event of Default shall have occurred and be continuing, remove or suffer to be removed any such Modification (other than a Required Modification), provided that such Modification (x) in the case of an Additional Part, either (1) such Additional Part or Parts being removed is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or any Engine at the time of delivery thereof or any Part in replacement of or substitution for any such Part or (2) concurrently with the removal of such Additional Part or Parts, Lessee reinstalls the Part or Parts (or replacements thereof) installed on the Aircraft upon delivery thereof to Lessee, (y) is not required to be incorporated or installed in or attached or added to the Airframe or any Engine pursuant to the terms of this Section 12 and (z) can be removed from the Airframe or such Engine without damaging the Airframe or such Engine or diminishing or impairing the value, utility, condition or airworthiness which the Airframe or such Engine would have had at such time had such Modification not occurred, assuming the Airframe or such Engine was then of the fair market value and utility and in the condition and airworthiness required to be maintained by the terms of this Agreement.

                                          [Amended and Restated Lease Agreement]

              (iv) Upon expiration or termination of the Lease Term and the written request of Lessor at least forty-five (45) days prior to such expiration or termination, Lessee shall, at its own expense, remove or cause to be removed any Additional Part. Upon the removal by Lessee of any Additional Part as provided above, title thereto shall, without further act, vest in Lessee free and clear of Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders, and such Additional Part shall no longer be deemed part of the Airframe or Engine from which it was removed. Any Additional Part not removed by Lessee as above provided prior to the return of the Airframe or Engine to Lessor hereunder shall remain the property of Lessor.

              (v) Notwithstanding anything to the contrary contained herein, Lessee shall not, without Lessor's prior written consent, remove any Modification which is required by the Aviation Authority.

     SECTION 13. RISK OF LOSS, DESTRUCTION, REQUISITION, ETC.

        (a) RISK OF LOSS. Throughout the Lease Term and until the Return shall have been effected in accordance with the terms of this Agreement, Lessee shall bear all risk of loss, damage, theft or destruction of, or any other Event of Loss with respect to, the Aircraft or to the Airframe, any Engine or any Part.

        (b) EVENT OF LOSS WITH RESPECT TO THE AIRCRAFT.

              (i) Upon the occurrence of an Event of Loss with respect to the Airframe or the Airframe and Engines and/or engines then installed thereon, Lessee shall forthwith (and, in any event, within three (3) days after such occurrence) give Lessor written notice of such Event of Loss. By the earlier of (y) sixty (60) days following the Event of Loss Date or (z) the date on which the applicable insurance proceeds are received by the loss payee, Lessee shall pay or cause to be paid to Lessor in immediately available funds the Stipulated Loss Value of the Aircraft together with all other amounts then due and owing by Lessee hereunder.

              (ii) Until the date on which the Stipulated Loss Value and the other amounts referred to in clause (b)(i) above are paid in full, Lessee shall be obligated to pay all Basic Rent as scheduled and shall continue to perform all of its other obligations under the Operative Documents, except to the extent rendered impossible by the occurrence of such Event of Loss or rendered, in the opinion of Lessor, unnecessary. If the Stipulated Loss Value referred to in clause (b)(i) above is paid on a date other than a Basic Rent Date, Lessor shall refund or cause to be refunded to Lessee any paid but unaccrued Basic Rent. Upon receipt of the full amount of the Stipulated Loss Value and the other amounts referred to in clause (b)(i) above by Lessor pursuant to this Section 13(b), and if Lessee has paid all other amounts then due and payable by Lessee under this Agreement and

                                          [Amended and Restated Lease Agreement]

        the other Operative Documents, then (x) Lessor shall, upon the joint written request of Lessee and each insurer or their appointed representatives which contributed to the payment of the Stipulated Loss Value, transfer to the Person designated in such request all of Lessor's right, title and interest in the Aircraft without recourse or warranty (except as to absence of Lessor Liens, Liens existing prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders) and subject to the disclaimer set forth in Section 5(a), and (y) Lessee shall be relieved of its obligations under
        Section 7.

        (c) EVENT OF LOSS WITH RESPECT TO AN ENGINE.

              (i) Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, Lessee shall promptly (and, in any event, within seven (7) days after such occurrence) give Lessor written notice thereof and shall, as soon as reasonably practicable and, in any event, within ninety (90) days after the occurrence of such Event of Loss (or, if earlier the date of expiration or termination of the Lease
        Term) and upon five days' prior written notice, convey or cause to be conveyed to Lessor, as replacement for the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine, free and clear of all Liens (other than Permitted Liens) and having an equivalent or greater value, condition, utility, airworthiness, remaining useful life as, and being in as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such replaced Engine was in the condition and repair required to be maintained by the terms of this Agreement. For all purposes hereof, each such Replacement Engine shall, after such conveyance, be deemed part of the property leased hereunder, and shall be deemed an "Engine."

              (ii) Prior to or at the time of any conveyance of a Replacement Engine, Lessee, at its own expense, shall (t) furnish Lessor with a full warranty (as to title) bill of sale, in form and substance satisfactory to Lessor, conveying to Lessor such Replacement Engine, (u) cause supplements to be executed which shall subject such Replacement Engine to this Agreement, (v) cause the filing of such instruments as are necessary or advisable to establish, perfect and protect the interest of Lessor in any such Engine (including, without limitation, cause a Lease Supplement, in form and substance satisfactory to Lessor, to be duly executed by Lessee) (w) furnish Lessor with such evidence of the transfer of title to such Replacement Engine to Lessor as Lessor may reasonably request, including, without limitation, that such Replacement Engine is free and clear of all Liens of record with the Aviation Authority, except Permitted Liens, such evidence to include, without limitation, an opinion of Lessee's counsel addressed to Lessor, and opining that such title has been so conveyed and that such Replacement Engine has been duly subjected to this Agreement (such opinion to be in form and substance, and from counsel, satisfactory to Lessor), (x) furnish Lessor with such

                                          (Amended and Restated Lease Agreement]

        evidence of compliance with the provisions of Sections 10(e), 12(a)(v) and 15 with respect to such Replacement Engine as Lessor may reasonably request and, (y) furnish Lessor with a certificate signed by an officer of Lessee certifying that, upon consummation of such replacement, no Event of Default will exist hereunder and certifying that such Replacement Engine has a value, condition, utility, airworthiness and remaining useful life at least equal to, and is in as good operating condition as, the Engine so replaced, assuming such Engine was in the condition and repair required by the terms of this Agreement immediately prior to the occurrence of such Event of Loss.

              (iii) Upon compliance by Lessee with the requirements of this
        Section 13(c), if no Event of Default shall have occurred or be continuing, Lessor shall, upon the joint written request of Lessee and each insurer which contributed to the payment of any insurance proceeds with respect to the lost Engine, transfer to the Person designated in such request all of Lessor's right, title and interest in such Engine without recourse or warranty (except as to absence of Lessor Liens, Liens arising prior to Delivery of the Aircraft to Lessee and Liens granted by Lessor to Lessor's lenders) and subject to the disclaimer set forth in Section 5(a), and such Engine shall thereupon cease to be an Engine leased hereunder.

              (iv) No Event of Loss with respect to an Engine shall result in any reduction in Basic Rent.

        (d) APPLICATION OF PAYMENTS FROM ANY GOVERNMENT ENTITY FOR REQUISITION OF TITLE, ETC. Any payments (other than insurance proceeds the application of which is provided for in Section 15) received at any time by Lessor or by Lessee from any Government Entity or other Person with respect to an Event of Loss will be applied as follows:

              (i) if payments are received with respect to the Airframe (or the Airframe and an Engine or engines then installed thereon), after reimbursement of Lessor for reasonable costs and expenses, so much of such payments remaining as shall not exceed the Stipulated Loss Value required to be paid by Lessee pursuant to Section 13(b) shall, unless a Default or any Event of Default shall have occurred and be continuing, be applied in reduction of Lessee's obligation to pay such Stipulated Loss Value and such other amounts of Rent, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such Stipulated Loss Value, and the balance, if any, of such payments shall be distributed to or retained by Lessee or

              (ii) if such payments are received with respect to an Engine under circumstances contemplated by Section 13(c), then so much of such payments remaining after reimbursement of Lessor for reasonable costs and expenses; up to an amount equal to Lessee's actual cost of replacing such Engine in accordance with Section 13(c), shall, unless a Default or Event of Default shall have occurred

                                          [Amended and Restated Lease Agreement]

        and be continuing, be paid over to, or retained by, Lessee if Lessee shall have fully performed, or concurrently therewith will perform, the terms of Section 13(c) with respect to the Event of Loss for which such payments are made, and the balance, if any, of such payments shall be distributed to or retained by Lessee.

        (e) APPLICATION OF PAYMENTS DURING, EXISTENCE OF DEFAULT. Any amount referred to in this Section 13 which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if at the time of such payment or retention a Default or any Event of Default shall have occurred and be continuing, but shall be held by or paid over to Lessor, as security for the obligations of Lessee under this Agreement to be held and applied pursuant to
Section 20 and applied against Lessee's obligations hereunder as and when due. At such time as there shall not be continuing, any such Default or Event of Default, such amount shall be paid to Lessee to the extent not applied in accordance with the preceding sentence.

     SECTION 14. INTENTIONALLY RESERVED.

     SECTION 15. INSURANCE.

        (a) REQUIREMENTS. At all times during the Lease Term, and until the Aircraft is returned to Lessor in the condition and manner required by this Agreement, Lessee shall maintain or cause to be maintained with respect to the Aircraft, at its own expense, insurance in compliance with the Insurance Requirements of Exhibit F hereto.

        (b) APPLICATION OF PROCEEDS OF HULL INSURANCE. As between Lessor and Lessee, it is agreed that all proceeds of insurance maintained in compliance with this Section 15 (except Section 15(f)) and received as the result of the occurrence of an Event of Loss will be applied as follows:

              (x) if such payments are received with respect to the Airframe (or the Airframe and the Engines or engines installed thereon), so much of such payments remaining, after reimbursement of Lessor for reasonable costs and expenses, as shall not exceed the Stipulated Loss Value and the other amounts payable under Section 13(b) shall be applied in reduction of Lessee's obligation to pay such Stipulated Loss Value and the other amounts payable under Section 13(b), if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such Stipulated Loss Value, and the balance, if any, of such payments remaining thereafter shall be paid over to, or retained by, Lessee; and

              (y) if such payments are received with respect to an Engine under the circumstances contemplated by Section 13(c), so much of such payments remaining, after reimbursement of Lessor for reasonable costs and expenses, shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully

                                          [Amended and Restated Lease Agreement]

        performed or, concurrently therewith, will fully perform the terms of Section 13(c) with respect to the Event of Loss for which such payments are made.

        As between Lessor and Lessee, the insurance payments with respect to any property damage loss not constituting an Event of Loss with respect to the Airframe or an Engine will be applied in payment (or to reimburse Lessee) for repairs or for replacement property in accordance with the terms of Sections 10 and 12, if not already paid for by Lessee, and any balance remaining, after compliance with such sections with respect to such loss shall be paid to Lessee.

        (c) INSURANCE FOR INDEMNITIES; CONTINUATION OF LIABILITY INSURANCE. The insurance referred to in Section 15(a) shall in each case include and insure (to the extent of the risks covered by the policies) the indemnity provisions of
Section 9. For a period of twenty-four months after the last day of the Lease Term, or, if earlier, the next C-Check of the Aircraft, and at Lessee's cost, Lessee shall continue to name each Indemnified Party as an additional insured under Lessee's comprehensive airline and war-risk liability insurance described in Exhibit F to the extent of its interest under the indemnities referred to in the preceding sentence.

        (d) REPORTS, ETC. Lessee shall furnish, or cause to be furnished, to Lessor (x) on or before the Delivery Date and not later than each renewal date of any insurance, and otherwise upon reasonable request, a Certificate of Insurance and a report, signed by the Insurance Broker, stating that (i) it is the Lessee's insurance broker; (ii) in the opinion of such firm (x) such insurance complies with the terms hereof and (y) such insurance together with any self-insurance permitted hereby are in such amounts and cover such perils and are placed with insurers of recognized reputation and responsibility in the worldwide aviation insurance marketplace so that the protection afforded thereby is not less than that which would customarily be maintained for aircraft of a similar character by corporations engaged in the same or similar business, similarly situated with Lessee; (iii) such Insurance Broker shall advise Lessor in writing of any act or omission on the part of Lessee of which the Insurance Broker has knowledge and which has been confirmed by the insurers as invalidating or rendering unenforceable, in whole or in part, any insurance on the Aircraft and advise in writing at least 30 days (7 days in the case of war risk and allied perils coverage) prior to the cancellation (but not scheduled expiration if renewed prior thereto) or material adverse change to any insurance maintained pursuant to this Section 15 and Exhibit F; and (iv) Lessee is current on the payment of all insurance premiums; and (v) on the Delivery Date and no later than five (5) days prior to the date of expiration of any insurance policy referenced in a previously delivered certificate of insurance and a report of the Insurance Broker. The reports required by this Section 15(d) are part of the reporting requirements set forth in Schedule 6.

        (e) SELF-INSURANCE. Lessee may not self-insure the risks required to be insured against pursuant to this Section 15, provided that Lessee may self-insure the risks required to be insured against pursuant to Exhibit F (except total loss) by way of deductible, premium adjustment or similar provisions, in such amounts as are customarily self-insured with respect to

                                          [Amended and Restated Lease Agreement]

aircraft of the same type and used in the same manner as the Aircraft by major international air carriers, but in no event in an amount greater than the $500,000 per aircraft per occurrence.

        (f) ADDITIONAL INSURANCE BY LESSOR. Lessee acknowledges that Lessor has an insurable interest in the Aircraft. Lessor shall have the right to obtain insurance in its own name with respect to such insurable interest. Lessee will render Lessor all reasonable assistance requested by Lessor in order that Lessor may adequately protect such insurable interest. Lessee agrees that the maximum amounts payable to it or to others for its account or to be applied in discharge of its obligations by any underwriter or carrier of insurance maintained by Lessee upon the occurrence of an Event of Loss with respect to the Aircraft shall be limited to the Stipulated Loss Value unless the maintenance of any such insurance in an amount in excess of such Stipulated Loss Value in respect of Lessee's insurable interest in the Aircraft does not prejudice Lessor's or any Insured Party's interests under the insurances otherwise required by this
Section 15, or prevent Lessor from obtaining such insurances as it requires, in which event nothing herein shall prevent Lessee from effecting such additional insurance for its account.

        (g) APPLICATION OF PAYMENTS DURING EXISTENCE OF A DEFAULT. Any amount referred to in this Section 15 which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if at the time of such payment or retention a Default or any Event of Default shall have occurred and be continuing, but shall be held by or paid over to Lessor as security for the obligations of Lessee under this Agreement and, if any such Default or Event of Default shall have occurred and be continuing, applied against Lessee's obligations hereunder as and when due. At such time as there shall not be continuing any such Default or Event of Default, such amount shall be paid to Lessee to the extent not applied in accordance with the preceding sentence.

        (j) NEGATIVE UNDERTAKINGS. Lessee shall not (1) act or fail to act, or cause, permit or suffer an act or failure to act, whereby any insurance required by this Section 15 would or might reasonably be expected to be limited or rendered in whole or in part invalid, unenforceable or otherwise not in full force and effect (including any limitation resulting from inaccuracy of any representation or warranty of Lessee, or any illegal use of the Aircraft), and
(ii) without limiting the foregoing, use, operate, employ or locate the Aircraft, Airframe, any Engine or any Part, or cause, permit or suffer the Aircraft, Airframe, any Engine or any Part to be used, operated, employed or located, in any place or in any manner or for any purpose (x) in any area excluded from coverage, or in any manner for any purpose that is not covered, by any insurance policy in effect or required by the terms of this Agreement to be maintained by Lessee or (y) that might reasonably be expected to be excluded from coverage under, or to invalidate or in any way limit (including any limitation with respect to coverage of the specified insured perils, events or circumstances) any such insurance policy.

        (k) FAILURE TO INSURE. If at any time Lessee fails to maintain insurance in compliance with this Section 15, Lessor shall be entitled but not bound to do any of the following (without prejudice to any other rights which it may have under this Agreement by reason of such failure):

                                          [Amended and Restated Lease Agreement]

     (i) to pay any premiums due or effect or maintain such insurance or otherwise remedy such failure in such manner as Lessor considers appropriate (and Lessee shall upon demand reimburse Lessor in full for any amount so expended in that connection) and/or

     (ii) at any time while such failure is continuing, require the Aircraft to remain at any airport or, as the case may be, upon provision by Lessor of insurance coverage satisfactory to Lessee, proceed to and remain at any airport designated by Lessor, until such failure is remedied to Lessor's satisfaction.

     SECTION 16. INSPECTION.

        (a) MAINTENANCE SCHEDULE. During the Lease Term, Lessee shall furnish Lessor with such information concerning the location, condition, use and operation of the Aircraft as Lessor may reasonably request. Lessee shall provide Lessor with maintenance schedules relating to the Aircraft upon delivery of the Aircraft and from time to time as such schedules are adjusted or updated. Lessee shall give Lessor reasonable prior notice of the date of, and any change in the date of, any Major Checks, in order to enable Lessor, or its agents, representatives or designees, to inspect the Aircraft, including, without limitation, the Aircraft Documentation (should Lessor choose to do so), at the time and place any such Major Checks occur and to make a reasonable number of photocopies of any Aircraft Documentation. Lessee's obligations under the second and third sentences of this Section 16(a) can be satisfied through Lessee's provision of the quarterly reports pursuant to Section 10(d)(vii) hereof.

        (b) REASONABLE INSPECTIONS. At all reasonable times, Lessor or its authorized representatives may inspect the Airframe and Engines and inspect and make copies (at such Person's expense, or if such inspection is made in connection with or following a Default or an Event of Default, at Lessee's expense) of the books and records of Lessee relating to the Airframe and Engines and the maintenance of the Airframe and Engines (including, without limitation, any Aircraft Documentation and also including any airworthiness directive and service bulletin compliance records, component life status reports, and the then-current aircraft configuration), and if such inspection is made at the time of any maintenance operation, such Persons may inspect behind any panels, bays or other apertures which have already been opened in the course of such maintenance operation, provided that, so long, as no Default or Event of Default has occurred and is continuing, no exercise of such inspection right shall interfere with the normal operation of the Aircraft by Lessee.

        (c) NO DUTY TO INSPECT. Lessor shall not have any duty to make any such inspection nor shall Lessor incur any liability or obligation by reason of making or not making any such inspection.

        (d) FOLLOW-ON LEASE. Upon request by Lessor, Lessee shall from time to time during the Lease Term make the Aircraft, including, without limitation, the Aircraft Documentation, available for inspection and/or a reasonable amount of photocopying to Lessor's

                                          [Amended and Restated Lease Agreement]

designated representatives or technical teams evaluating the Aircraft for use after the end of the Lease Tenn. Lessor agrees to give Lessee at least five (5) Business Days' advance notice of any such inspection and to coordinate such inspections with Lessee so as not to unreasonably interfere with Lessee's operation or maintenance or with its personnel.

        (e) ABSOLUTE RIGHT. The right of Lessor and its designated representatives to inspect the Aircraft and Aircraft Documentation in accordance with this Section 16 during the Lease Term shall be absolute.

     SECTION 17. ASSIGNMENT.

        (a) ASSIGNMENT BY LESSEE. Lessee shall not assign, convey or otherwise transfer (each, an "assignment") any of its rights, title or interests in and to the Aircraft or this Agreement without the prior written consent of Lessor.

        (b) The Lessor may sell, assign or transfer all or any of its rights under this Agreement and in the Aircraft (a "Transfer") and the Lessor will, other than in the case of an assignment for security purposes, have no further obligation under this Agreement following a Transfer (except with regard to a breach by Lessor of this subpart (b) and subject to subpart (c) of this Section) but, notwithstanding any Transfer, will remain entitled to the benefit of each indemnity under this Agreement. In connection with any Transfer, the following conditions shall apply:

              (i) Lessor shall give Lessee written notice of such Transfer at least 10 Business Days before the date of such Transfer, specifying the name and address of the proposed purchaser, assignee or transferee (the "Transferee");

              (ii) the Transfer will not adversely affect the Lessee's rights and interests in the Aircraft and/or this Agreement, nor subject the Lessee to any Tax, claim, liability or any other obligation to which it would not have been subject had such assignment or transfer not taken place;

              (iii) the Transferee will be a Citizen of the United States and have full corporate power and authority to enter into and perform the transactions contemplated by this Agreement on the part of "Lessor";

              (iv) on the Transfer date the Lessor and the Transferee shall enter into an agreement or agreements in which the Transferee confirms that it shall be deemed a party to this Agreement and agrees to be bound by all the terms of, and to under take all of the obligations of, the Lessor contained in this Agreement; and

              (v) such Transfer shall not violate any applicable law including the Federal Aviation Law, the Federal Aviation Regulations and the Securities Act of 1933, as amended.

                                          [Amended and Restated Lease Agreement]

        (c) Upon any Transfer, the Transferee shall be deemed Lessor for all purposes of this Agreement, each reference in this Agreement to the "Lessor" shall thereafter be deemed for all purposes to refer to the Transferee, and the transferor shall be relieved of all obligations of the "Lessor" under this Agreement arising after the time of such Transfer except to the extent attributable to acts or events occurring, prior to the time of such Transfer.

        (d) Upon compliance by Lessor and a Transferee with the terms and conditions of Clause 17(b), except during the continuance of an Event of Default, Lessee shall at the time of Transfer, at the specific written request of Lessor and with Lessor paying, all of Lessee's out-of-pocket costs and expenses:

              (i) execute and deliver to Lessor and to such Transferee an agreement, in form and substance satisfactory to Lessor, Lessee and such Transferee, dated the date of such transfer, consenting, to such transfer, agreeing to pay all or such portion of the Basic Rent and other payments under this Agreement to such Transferee or its designee as such Transferee shall direct, and agreeing that such Transferee shall be entitled to rely on all representations and warranties made by Lessee in this Agreement or in any certificate or document furnished by Lessee in connection with this Agreement as though such Transferee was the original "Lessor";

              (ii) execute and deliver to Lessor or such Transferee, as the case may be, precautionary Uniform Commercial Code financing statements or amendments reflecting the interests of such Transferee in the Aircraft and this Agreement;

              (iii) deliver to Lessor and to such Transferee a certificate, signed by a duly authorized officer or Lessee, dated the date of such transfer, to the effect that no Event of Default has occurred and is continuing, or, if one is then continuing, describing such Event of Default;

              (iv) cause to be delivered to Lessor and such Transferee certificates of insurance and broker's letter of undertaking substantially in the form set out in Exhibits F and G, detailing the coverage and confirming the insurers' agreement to the specified insurance requirements of this Agreement and listing the Lessor and Transferee as additional insureds and the Transferee as sole loss payee, in accordance with the terms of Exhibit F;

              (v) deliver to Lessor and such Transferee information on the location of the Airframe and Engines at all times requested by Lessor in order to permit the Transfer to take place at a time and on a date so as to eliminate or minimize any Taxes applicable to the Transfer; and

              (vi) such other documents as Lessor or such Transferee may reasonably request, so long as such documents do not adversely affect the rights or obligations of Lessee under this Lease or otherwise adversely effect Lessee.


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


                                          [Amended and Restated Lease Agreement]

        (e) COLLATERAL ASSIGNMENT. Notwithstanding any of the foregoing, it is understood and agreed that Lessor may, without the prior written consent of Lessee but with prior notice to the Lessee, mortgage or pledge and/or assign all or any portion of its right, title and interest in and to this Agreement, the Aircraft or any Rent due hereunder to any Lender. Lessee shall acknowledge in writing any such mortgage, pledge or assignment by an acknowledgment in a form reasonably satisfactory to the Lessee. Upon notice to the Lessee from any Lender under any such mortgage, pledge or assignment, such Lender may require that all Rent shall be paid directly to such Lender and/or that the Aircraft be returned to such Lender, but, in the case of the return of the Aircraft, only upon completion or termination of this Agreement. Any acknowledgment from the Lessee shall include, without limitation, an agreement of the Lessee that:

        (i) upon such mortgage, pledge or assignment, all rights of the Lessor hereunder (including without limitation, all rights to be named as loss payee, in accordance with the terms of Exhibit F, and an additional insured under any policies of insurance maintained pursuant to Section 15 hereof, all rights to receive monies, reports, certificates and any other information pursuant to the terms of this Agreement and all rights to indemnification) shall, to the extent provided for in the mortgage, pledge or assignment, be exercisable by such Lender, and such Lender shall be deemed an Indemnified Party and a Tax Indemnitee for all purposes of this Agreement;

        (ii) the rights of such Lender shall not be subject to any defense, counterclaim, or set-off that the Lessee may have or assert against Lessor;

        (iii) such Lender shall not be liable for any of Lessor's obligations hereunder;

        (iv) subject to the terms of the mortgage, pledge or assignment, such Lender may require that all Rent be paid directly to such party (or its designee), and Lessee agrees that upon receipt of such notice, Lessee shall pay directly to such Lender all Rent due or to become due hereunder; and

        (v) Lessee shall comply, at the Lessor's expense, with all reasonable requests of Lessor and such Lender in connection with any such mortgage, pledge or assignment including, without limitation, the execution of all consents and amendments in a form reasonably acceptable to Lessee and the making of any and all registrations and filings.

        (f) SUCCESSORS AND ASSIGNS. Subject to the foregoing, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of Lessor, Lessee and their respective successors and permitted assigns.

                                          [Amended and Restated Lease Agreement]

     SECTION 18. EARLY TERMINATION. So long as no Default or Event of Default shall then have occurred and be continuing, on any Basic Rent Date occuring on or after September 1, 2003, Lessee may, with at least ninety (90) days prior written notice to Lessor, elect to terminate this Lease, effective on the Basic Rent Date specified in such notice (the "Termination Date"). On the Termination Date, Lessee shall (i) return the Aircraft to Lessor pursuant to Section 7 hereof, (ii) pay to Lessor all rent due and owing to Lessor through such Termination Date, and (iii) pay to Lessor as an early termination fee the remaining payments of Basic Rent due after the Termination Date, discounted to the Termination Date using, a discount rate of 8% per annum. Upon Lessee's compliance with clauses (i) and (ii), Lessor shall execute all documents provided by Lessee to effect termination of this Lease, effective as of the Termination Date. If Lessee falls to comply with clauses (i), (ii) and (iii) above, then this Lease shall continue in full force and effect as if Lessee had not yet given a notice of its election to terminate this Lease.

     SECTION 19. EVENTS OF DEFAULT. Lessor and Lessee agree that it is a fundamental term and condition of this Agreement that none of the following events shall occur during the Lease Term and that the occurrence of any of the following events shall constitute a repudiatory breach of this Agreement and an "Event of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any Judgment, decree or order of any court or any order, rule or regulation of any Government Entity):

        (a) FAILURE TO PAY BASIC RENT. Lessee shall have failed to make any payment of Basic Rent, Stipulated Loss Value or Early Termination Fee in accordance with this Agreement and the other Operative Documents when the same shall have become due and payable and such failure shall continue for five (5) Business Days from such due date.

        (b) FAILURE TO PAY SUPPLEMENTAL RENT. Lessee shall have failed to make any payment of Supplemental Rent (other than as specified in paragraph (a) above) in accordance with this Agreement or the other Operative Documents when the same shall have become due and such failure shall continue for ten (10) Business Days from such due date.

        (c) INSURANCE.

              (i) Lessee shall have failed to carry and maintain, or cause to be carried and maintained, on or with respect to the Aircraft, any insurance required to be maintained in accordance with the provisions of
        Section 15;

              (ii) The Aircraft shall be operated at a time when any insurance requiredunder Section 15 shall not be in effect.

        (d) RETURN. Lessee shall have failed to return the Aircraft at the end of the Lease Term pursuant to the provisions of, and in the condition required by, Section 7.

                                          [Amended and Restated Lease Agreement]

        (e) UNAUTHORIZED TRANSFER. There shall be any unauthorized transfer of possession of the Aircraft, Airframe or any Engine by Lessee.

        (f) CERTAIN COVENANTS. Lessee shall have failed to comply with its obligations under Section 6(a), 6(b), 10(a)(i), 10(b), 10(d)(ii) or 11 (except, with respect to 11(a) and 11(d), for which Section 19(g) shall apply and 11(b), for which Lessee shall have 5 Business Days to cure the relevant failure after the earlier of (i) the date of written notice thereof to Lessee or (ii) the date Lessee obtains actual knowledge of such failure).

        (g) OTHER COVENANTS. Lessee shall have failed to comply with, observe or perform, and shall fail to cause to be complied with, observed and performed, any of its covenants, agreements or obligations hereunder or under any other Operative Document, except to the extent provided above in this Section 19, and such failure shall continue for 30 days after the earlier of (i) the date of written notice thereof to Lessee or (ii) the date Lessee obtains actual knowledge of such failure; provided, if Lessee has not cured such failure with such 30-day period and such failure can be cured with further reasonable diligence, Lessee, so long as it is proceeding diligently to cure such failure, shall have an additional 30-day period to cure such failure at the expiration of the initial 30-day period.

        (h) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made by Lessee herein or in any other Operative Document shall have proven to have been incorrect, inaccurate or untrue in any material respect as of the time made.

        (i) AUTHORIZATIONS. Lessee shall no longer possess the Authorizations required hereunder or under any other Operative Document or otherwise required for the conduct of its business as a commercial passenger and cargo air carrier in the Lessee Jurisdiction or for the performance of its obligations hereunder or under any other Operative Document, or any such Authorizations are revoked, canceled, adversely modified or otherwise terminated, or the continued use and exercise thereof is prevented.

        (j) VOLUNTARY BANKRUPTCY, ETC. Lessee shall have (i) commenced any proceeding or filed any petition seeking relief under any applicable bankruptcy, insolvency, liquidation, examination, administration, receivership or other similar law, (ii) consented to or acquiesced in the institution of, or failed to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) applied for or consented to the appointment of a receiver, examiner, trustee, custodian, sequestrator or similar official for itself or for a substantial part of its property or assets, (iv) filed an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) proposed or entered into any composition or other arrangement, or made a general assignment, for the benefit of creditors or declared a moratorium on the payment of indebtedness, (vi) become insolvent or suspended payments on, become unable to, admitted in writing its inability to or failed generally to pay, any material portion of its debts as they become due, (vii) sought its own liquidation, reorganization, dissolution or winding up (other than for the purposes of a reorganization previously approved by Lessor),

                                          [Amended and Restated Lease Agreement]

(viii) suspended payment procedures or (ix) taken any corporate action for the purpose of effecting any of the foregoing

        (k) INVOLUNTARY BANKRUPTCY, ETC. A proceeding shall have been commenced or a petition shall have been filed, in either case, without the consent or application of Lessee, seeking (i) relief in respect of Lessee or of a substantial part of its property or assets under any applicable bankruptcy, insolvency, liquidation, examination, administration, receivership or similar law, (ii) the appointment of a receiver, examiner, trustee, custodian, sequestrator or similar official for Lessee or for a substantial part of its property or assets or (iii) the liquidation, reorganization, dissolution or winding up of Lessee; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be issued and shall not immediately be stayed.

        (l) GOVERNMENT ACTION. The franchises, concessions, permits, rights or privileges required for the conduct of the business or operations of Lessee shall have been revoked, canceled or otherwise terminated or the free and continued use or exercise thereof curtailed, prevented or modified in a manner that materially adversely affects Lessee's ability to perform its obligations under any Operative Document.

        (m) CROSS DEFAULT:

               (i) any Indebtedness of the Lessee or any of its Affiliates that exceeds $5,000,000 is not paid when due and any applicable grace period shall have expired;

               (ii) the security for any such Indebtedness is enforced; or

               (iii) any lease, conditional sale, installment sale or forward purchase agreement of the Lessee or any of its Affiliates in respect of an aircraft is terminated as a consequence of an event of default or termination event (however described);

               provided always, in any such case, it shall not constitute an Event of Default under this Agreement if, in connection with Lessee's working lines of credit and related letters of credit facilities:

               (1) the non-payment, acceleration, termination or event in question is being contested by the Lessee in good faith and on reasonable grounds and any declaration of default, termination of agreement or enforcement of security has been stayed by a court of competent jurisdiction; or

               (2) the non-payment, acceleration, termination or event in question is being discussed by the Lessee with the creditors of such facilities

                                          [Amended and Restated Lease Agreement]

                    in good faith and on reasonable grounds and there has been no declaration of default, termination of agreement or enforcement of security.

        (n) CHANGE OF OWNERSHIP. Any single person acquires, or group of persons acquire, control, directly or indirectly, of twenty-five percent (25%) or more of Lessee's then outstanding voting stock (including by virtue of control of twenty-five percent (25%) or more of Lessee's direct or indirect parent's then outstanding voting stock) without the previous consent in writing of the Lessor (which consent shall not be withheld unless the Lessor is of the reasonable opinion that such acquisition of control will have a materially adverse effect on the Lessee's ability to perform its obligations under this Agreement or the Lessor's rights, title and interest in and to the Aircraft or under this Agreement), not including, (i) persons that are currently in control of Lessee,
(ii) spouses of such persons, (iii) any lineal ancestor or descendant of such persons, (iv) any spouse of any person covered by clause (iii), or (v) a partnership or trust set up for the benefit of persons identified in clauses (i) through (iv).

        (o) LETTER OF CREDIT OR SURETY BOND. The Letter of Credit or Surety Bond shall be repudiated by the issuing entity or shall become ineffective, the Lessee shall fail to replace the Letter of Credit or Surety Bond pursuant to
Section 3(d)(v) following the occurrence of a Substitution Event (as defined in said Section 3(d)(v) or, following, any occurrence of an event entitling Lessor to draw on the Letter of Credit or Surety Bond, Lessor shall be prohibited by law from drawing on the Letter of Credit or Surety Bond when Lessor is otherwise entitled to make such a drawing and, within five (5) Business Days after notice of any of the foregoing by Lessor, Lessee does not replace the Letter of Credit or Surety Bond with a new Letter of Credit or Surety Bond meeting the requirements of Section 3(d)(v).

     SECTION 20. REMEDIES. Upon the occurrence of any Event of Default and so long as the same shall be continuing, Lessor shall have the right, effective upon notice to Lessee, to terminate this Agreement and all of Lessee's rights hereunder; and at any time thereafter Lessor may do all or any of the following, at its option and in its sole discretion (in addition to such other rights and remedies which Lessor may have under applicable law):

        (a) RETAKE POSSESSION. Upon the written demand of Lessor and at Lessee's expense, cause Lessee to return promptly, and Lessee shall return promptly, the Airframe and Engines or such part of the Aircraft as Lessor may so demand to Lessor or its order in the manner and condition required by, and otherwise in accordance with, all the provisions of, Section 7 as if such Airframe and Engines were being returned at the expiration of the Lease Term, or Lessor, acting, in its individual capacity or as attorney for Lessee, at its option, may enter upon the premises where the Airframe or an Engine is located and take immediate possession of and remove the same (together with any engine which is not an Engine but which is installed on the Airframe, subject to all the rights of the owner, lessor, lienor or secured party of such engine, and such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if owned by Lessee, may, at the option of Lessor, be exchanged with Lessee for an Engine in accordance with the provisions of Section 7(b)) by summary proceedings or other-wise, and

                                          [Amended and Restated Lease Agreement]

Lessee waives any right it may have under applicable law to a hearing prior to repossession of the Aircraft, Airframe or any Engine or Part, all without liability accruing to Lessor for or by reason of such entry or taking of possession or removing whether for the restoration of damage to property caused by such action or otherwise. Lessee acknowledges and agrees that its obligation to return the Aircraft in those instances is incontrovertible without prejudice to its right to dispute any amounts, damages, interests or other amounts claimed by Lessor upon termination of this Agreement and as such this Agreement will be incontrovertible written evidence of such obligation of Lessee to return the Aircraft which Lessor will be entitled to enforce via injunctive orders.

        (b) TERMINATION OR ENFORCEMENT. Rescind this Agreement, terminate this Agreement and/or exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof and/or exercise any other power, right or remedy which may be available to Lessor hereunder or under applicable law. Without limiting the generality of the foregoing, Lessor shall have the right, without need of any consent, authorization or action of Lessee, to cause the Aircraft to be deregistered by the Aviation Authority, and to be made ready for export and to be exported out of the Lessee Jurisdiction, and to cause all nights of Lessee in respect of the Aircraft and this Lease under or in connection with or resulting from the registration of the Aircraft with the Aviation Authority or otherwise under or in connection with or resulting from any law in the Lessee Jurisdiction, to be terminated and extinguished. In furtherance of the foregoing, Lessor shall be entitled and empowered to act in the name and in the place of Lessee with respect to the Aircraft as may be necessary or desirable, in Lessor's sole discretion, including, without limitation, with respect to the execution of documents and instruments, to effect such deregistration, exportation, termination and extinguishment.

        (c) APPLICATION OF FUNDS. Without limiting any other provision of this Agreement or of any other Operative Document, Lessor shall have the right to withhold or set off against all amounts otherwise payable to Lessee hereunder, all as security for Lessee's obligations and liabilities under this Agreement and the other Operative Documents, and to use and apply in whole or in part any or all of such amounts and setoffs to and against such obligations and liabilities of Lessee (in whatever order and according to whatever priority Lessor may choose), and any such use, application or setoff shall be absolute, final and irrevocable.

        (d) DAMAGES. In addition to Lessor's rights under Section 9, Lessor may recover from Lessee, and Lessee shall on demand pay, damages to equal the sum of:

              (i) all accrued and unpaid Rent payable hereunder in respect of any period prior to Return of the Aircraft to Lessor in the condition and otherwise in the manner required under Section 7 together with Break Amount, if any;

              (ii) all Expenses incurred by Lessor and any other Indemnified Party in connection with such Event of Default or the exercise of Lessor's remedies with respect thereto, including, without limitation, all costs and expenses incurred in

                                          [Amended and Restated Lease Agreement]

        connection with recovering possession of the Airframe or any Engine or in placing such Airframe or Engine in the configuration, condition and airworthiness required by Section 7 and all lost Rent payments during such recovery and reconditioning;

              (iii) all incidental and consequential damages incurred by Lessor and any other Indemnified Party in connection with such Event of Default, including, without limitation, all losses (including, without limitation, reasonable lost profits) suffered by Lessor because of Lessor's inability to place the Aircraft on lease with another lessee on terms as favorable to Lessor as this Agreement or because whatever use, if any, to which Lessor is able to put the Aircraft upon its return to Lessor, or the amount received by Lessor upon a sale or other disposal of the Aircraft, is not as profitable to Lessor as leasing the Aircraft in accordance with the terms of this Agreement would have been, including, without limitation, in each case, lost Rent payments during any remarketing period; and

              (iv) all reasonable and actual legal fees and other reasonable costs and Expenses incurred by Lessor and any other Indemnified Party by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto.

     SECTION 21. TRANSACTION EXPENSES. Except as expressly otherwise provided herein, each of Lessor and Lessee agrees that it shall be responsible for any and all fees and expenses it incurs in connection with the negotiation, preparation, execution and delivery of this Agreement and any other documents or instruments relating to the transaction contemplated hereby, including, without limitation, legal fees, expenses and disbursements.

     SECTION 22. NO SETOFF, COUNTERCLAIM, ETC. This Agreement is a net lease and Lessee's obligation to pay Rent under this Agreement and each other Operative Document to which it is a party is and shall be absolute and unconditional and shall not be abated, suspended, diminished, reduced, delayed, discontinued or otherwise affected by any condition, circumstance, act or event of any kind whatsoever, including, without limitation, any of the following:

              (i) any right of setoff, deduction, counterclaim, recoupment, defense, suspension, deferment or other right (including any right of reimbursement) which Lessee may have against Lessor, Airframe Manufacturer, Engine Manufacturer, any Insured Party, any Inspecting Party, any Indemnified Party or any other Person for any reason whatsoever, including any claim Lessee may have for the foregoing, any present or future law to the contrary notwithstanding;

              (ii) the unavailability, interruption or cessation in use of the Aircraft for any reason, including (A) any requisition thereof or any restriction, prohibition or curtailment of, interference with, or other restriction against, Lessee's use, operation or possession of the Aircraft (whether by law, any Government Entity or other Person or otherwise) and


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


                                          [Amended and Restated Lease Agreement]

        (B) any damage to or loss or destruction (including an Event of Loss except as otherwise expressly provided in Section 13(b)) of or to the Aircraft and (C) the removal of the Aircraft from service to correct deficiencies described in Section 2 or to permit the Final Inspection or Return of the Aircraft;

              (iii) any defect in the title, airworthiness, merchantability, fitness for any purpose, condition, design, specification or operation of any kind or nature of the Aircraft, or the ineligibility of the Aircraft for any particular use or trade or for registration or documentation under the laws of any jurisdiction;

              (iv) any amendment or modification of or supplement to any of the Operative Documents, any agreements relating to any thereof or any other instrument or agreement applicable to the Aircraft, the Airframe or any Engine, or any assignment or transfer of any thereof, or any furnishing or acceptance of any additional security, or any failure or inability to perfect any security;

              (v) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, receivership, administration or similar proceedings by or against Lessee, Lessor, any Indemnified Party or any other Person;

              (vi) the invalidity, unenforceability or impossibility of performance of this Agreement, any other Operative Document or any of the terms hereof or thereof, the lack of power or authority of Lessee to enter into this Agreement or any other Operative Document, or any other defect in this Agreement or any other Operative Document;

              (vii) any breach by Lessor, any Indemnified Party or any other Person of any representation, warranty or covenant, express or implied, made or alleged to be made to Lessee;

              (viii) any right, claim, bill, action or suit whatsoever by or against or on the part of Lessee, including, without limitation, whether arising out of legal action or otherwise, at law or in equity, whether affirmative, negative or defensive in nature for or on account of the legality, validity, enforceability or otherwise arising as a result of
        (x) this Agreement or any other Operative Document or any of the terms or conditions hereof or thereof, (y) any express of implied warranty or
        (z) any contract, agreement or transaction between Lessee and Lessor or any other Person, whether direct or indirect, written or oral;

              (ix) any waiver, consent, change, extension, indulgence or any action or inaction under or in respect of any such instrument or agreement or any exercise or nonexercise of any right, remedy, power or privilege in respect of any such instrument or agreement or this Agreement or any other Operative Document;

              (x) any transfer of any interest in this Agreement or in the Aircraft by Lessor or any Indemnified Party or any change of ownership of Lessor or any Indemnified Party; or

                                          [Amended and Restated Lease Agreement]

              (xi) any other circumstance, happening or event whatsoever, whether or not similar to the foregoing, which but for this provision would or might have the effect of terminating or in any other way affecting any obligation of Lessee hereunder, it being the express intention of Lessor and Lessee that all Rent and other amounts payable by Lessee hereunder or under any other Operative Document shall be payable in all events, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Agreement.

        Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may have or which at any time hereafter may be conferred upon Lessee, by law or otherwise, to terminate, cancel, quit or surrender this Agreement or any other Operative Document, or to abate, suspend, defer, reduce or otherwise fall to comply in full with any obligation imposed upon Lessee hereunder or thereunder or in relation hereto, except termination of this Agreement in accordance with the express provisions hereof Each Rent payment made by Lessee shall be final, and Lessee shall not seek to recover all or any part of any such payment for any reason whatsoever. The foregoing provisions of this Section 22 shall in no event limit Lessee's ability to seek recovery by independent legal action against Lessor with respect to any breach by Lessor of its obligations under this Lease.

     SECTION 23. FURTHER ASSURANCES, ETC.

        (a) FURTHER ASSURANCES. Without limiting the other obligations and liabilities of Lessee under this Agreement and the other Operative Documents, Lessee agrees to promptly and duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request in order to effectively carry out the intent and purpose of this Agreement and the other Operative Documents and to establish, perfect and protect the rights and remedies created or intended to be created in favor of Lessor or any other Person hereunder and thereunder, including,, without limitation, (x) any explanations, clarifications or translations (into English) requested by Lessor relating to the information required to be provided by Lessee under Section 6(c), and (y) the execution and delivery of supplements or amendments hereto, in recordable form, rendering subject to this Agreement any Replacement Engine and the recording or filing of counterparts hereof or thereof or of other appropriate materials, in accordance with the laws of such jurisdictions as Lessor may from time to time reasonably deem advisable.

        (b) LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee fails to make any payment of Rent or falls to perform or comply with any agreement, covenant or obligation contained herein or in any other Operative Document, Lessor shall have the right, but not the obligation, at its election and without waiver of any of its rights or remedies against Lessee, to perform or comply with such covenant, agreement or obligation and/or pay such amount, and the amount of such payment and any Expenses incurred by Lessor in connection with such payment or the performance of or compliance with such agreement, covenant or obligation, as the case may be, together with interest at the Past Due Rate, shall be payable by Lessee to Lessor upon demand as Supplemental Rent. The taking of any action by Lessor pursuant to this Section 23(b)

                                          [Amended and Restated Lease Agreement]

shall not constitute a waiver or release of any obligation of Lessee hereunder nor a waiver of any Default which may arise out of Lessee's nonperformance of such obligation, nor an election or waiver by Lessor of any right or remedy available to Lessor under or in relation to this Agreement.

        (c) NO IMPLIED WAIVERS; RIGHTS CUMULATIVE.

              (i) No failure on the part of Lessor to exercise and no delay in exercising any right, power, remedy or privilege under any Operative Document or provided by statute or at law or in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any Event of Default or as an acquiescence thereto, nor shall any single or partial exercise of any such right, power, remedy or privilege impair, prejudice or preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege. No acceptance of partial payment or performance shall, whether or not expressly stated, be or be deemed to be a waiver of any Event of Default then existing or a waiver or release of full payment and performance. No notice to or demand on Lessee shall in any case entitle Lessee to any other or further notice or demand in other or similar circumstances or constitute a waiver of the right of Lessor to any other or further action in any circumstances without notice or demand.

              (ii) Nothing contained in any Operative Document shall be construed to limit in any way any right, power, remedy or privilege of Lessor hereunder or under any Operative Document or now or hereafter existing at law or in equity. Each and every right, power, remedy and privilege of Lessor under the Operative Documents (x) shall be in addition to and not in limitation of, or in substitution for, any other right, power, remedy or privilege under any Operative Document or at law or in equity, (y) may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor and
        (z) shall be cumulative and not mutually exclusive, and the exercise of one shall not be deemed a waiver of the right to exercise any other.

              (iii) Lessee hereby agrees and acknowledges that nothing contained herein or in any Operative Document shall be construed to require in any way, Lessor to take any action, upon a Default by Lessee of this Agreement, or a breach by Lessee of any provision of any Operative Document, to limit the damages suffered by Lessor as a result of any such Default or breach as the case may be.

        (d) WARRANTIES. Lessor agrees that it will assign to Lessee, for the duration of the Lease Term so long as no Event of Default shall have occurred and be continuing, the benefit of any assignable warranties (including, without limitation, any repair warranties on any Engines or Parts) from the Airframe Manufacturer, Engine Manufacturer or manufacturer or supplier of any Part for which Lessor has an interest (but only to the extent of such interest).

                                          [Amended and Restated Lease Agreement]

     SECTION 24. CONFIDENTIALITY. Each of Lessee and Lessor shall keep this Agreement and each other Operative Document, and all terms and provisions hereof and thereof, confidential and shall not disclose, or cause to be disclosed, the same to any Person, without the prior written consent of the other, except (a) to prospective and permitted transferees of Lessor's or Lessee's interests or their respective counsel or special counsel, certified public accountants, independent insurance brokers or other agents, (b) in connection with any administration or enforcement of any provisions of this Agreement or any other Operative Document by Lessor or Lessee, (c) to its Affiliates, (d) to its advisors, insurance brokers and accountants, (e) to creditors of either Lessee or Lessor, (f) to prospective purchasers of stock of Lessee or Aloha Airgroup, Inc., or (a) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation, including insurance regulatory bodies, banking examiners and other government officials; provided, however, that any and all disclosures of all or any part of such documents and provisions which are permitted by this Section 24 shall be made only to the extent necessary to meet the specific requirements or needs of the Persons to whom such disclosures are hereby permitted.

     SECTION 25. GOVERNING LAW AND JURISDICTION.

        (a) GOVERNING LAW. THIS AGREEMENT AND EACH OTHER OPERATIVE DOCUMENT, UNLESS OTHERWISE EXPRESSLY PROVIDED THEREIN, SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        (b) NONEXCLUSIVE JURISDICTION IN NEW YORK. Each of Lessor and Lessee hereby irrevocably consents that any legal action or proceeding against it or any of its assets arising out of or relating to this Agreement or any other Operative Document may be brought in any jurisdiction where it or any of its assets may be found and in the courts of the State of New York and U.S. Federal Courts for the Southern District of New York and by execution and delivery of this Agreement each of Lessor and Lessee hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby. Nothing herein shall prevent any party from bringing any legal action or proceeding or obtaining execution of judgment in any other appropriate jurisdiction. Lessee and Lessor further agree that a final judgment in any action or proceeding arising out of or relating to this Agreement or any other Operative Document shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the indebtedness or liability therein described, or in any other manner provided by law. Each of Lessee and Lessor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Operative Document brought in any court in New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any court in New York has been brought in an inconvenient forum. Lessee shall maintain the process

                                          [Amended and Restated Lease Agreement]

agent specified for it in Section 25(c), or such other Person located within New York as may be acceptable to Lessor, as its agent for service of process in New York during the Lease Term, at Lessee's sole cost and expense. LESSEE AND LESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT.

     SECTION 26. MISCELLANEOUS.

        (a) AMENDMENTS. No provision of this Agreement or any other Operative Document may be amended, changed, waived or discharged orally, but only by an instrument in writing specifying the provision intended to be amended, changed, waived or discharged and signed by each party hereto or thereto; and no provision of this Agreement or any other Operative Document shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or other matter not specifically set forth in an agreement in writing and signed by each party hereto or thereto.

        (b) SEVERABILITY. If any provision hereof or of any Operative Document should be held invalid, illegal or unenforceable in any respect in any jurisdiction, then, to the extent permitted by law (i) all other provisions hereof or thereof shall remain in full force and effect in such jurisdiction and
(ii) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

        (c) COUNTERPARTS. This Agreement, any Operative Document and any amendments, waivers, consents or supplements hereto or thereto may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

        (d) CHATTEL PAPER. To the extent, if any, that this Agreement constitutes chattel paper (as defined in the Uniform Commercial Code in effect from time to time in any applicable jurisdiction) no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by Lessor on the signature page thereof

        (e) TIME OF THE ESSENCE. Subject to the periods of grace referred to in
Section 19, time shall be of the essence as regards the performance by Lessee of its obligations under this Agreement and each other Operative Document.

        (f) NOTICES. All notices, requests and other communications to Lessee, Lessor or any other Person hereunder or under any other Operative Document shall be in writing (for this purpose, "writing" includes telecopy or similar electronic transmissions), shall refer specifically to this Agreement or such other Operative Document, as the case may be, and shall be personally delivered or sent by telecopy or other similar electronic facsimile transmission, or sent by

                                          [Amended and Restated Lease Agreement]

overnight courier service (e.g., Federal Express), in each case to the respective address and telecopy number, if any, specified in Schedule 3 or such other address or telecopy number as such Person may hereafter specify by notice to the other party or to the parties hereto. Each such notice, request or other communication shall be effective when received or, if by telecopier or other similar electronic transmission, when "confirmed" by the sending, telecopy or similar machine and written evidence of such confirmation is produced by such machine, provided that any such notice by telecopy so "confirmed" after 6:00 p.m., for the recipient, shall be effective on the next succeeding local Business Day.

        (g) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, and supersedes all previous proposals, agreements, understandings, negotiations and other written and oral communications in relation hereto. The parties acknowledge that there have been no representations, warranties, promises, guarantees or agreements, express or implied, except as set forth herein.

        (h) TRUE LEASE. Lessee and Lessor agree that this Lease is to be treated as a true operating lease for federal income tax purposes, that Lessor is the owner of the Aircraft for federal income tax purposes and all other purposes and that the interest of Lessee in the Aircraft is that of a lessee only.

                                   *   *   *

                                          [Amended and Restated Lease Agreement]

        IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their respective officers as of the day and year first above written.

                                    FIRST SECURITY BANK,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity,
                                    but solely as Owner Trustee,
                                             Lessor


                                    By:           [ILLEGIBLE]
                                        ------------------------------

                                    Title:      VICE PRESIDENT
                                           ---------------------------

                                    ALOHA AIRLINES, INC.,
                                             Lessee


                                    By:
                                        ------------------------------

                                    Title:
                                           ---------------------------


                                    By:
                                        ------------------------------

                                    Title:
                                           ---------------------------

                                          [Amended and Restated Lease Agreement]

         IN WITNESS WHEREOF, Lessee and Lessor have caused this Agreement to be executed by their respective officers as of the day and year first above written.

                                    FIRST SECURITY BANK,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity,
                                    but solely as Owner Trustee,
                                             Lessor


                                    By:
                                        -------------------------------

                                    Title:
                                           ----------------------------

                                    ALOHA AIRLINES, INC.,
                                             Lessee


                                    By:           [ILLEGIBLE]
                                        -------------------------------

                                           EXECUTIVE VICE PRESIDENT AND
                                    Title:    CHIEF FINANCIAL OFFICER
                                           ----------------------------


                                    By:           [ILLEGIBLE]
                                        -------------------------------

                                                  VICE PRESIDENT
                                    Title:    PLANNING & DEVELOPMENT
                                           ----------------------------

                                          [Amended and Restated Lease Agreement]

                                                            Exhibit A to
                                                            Amended and Restated
                                                            Lease Agreement
                                                            (MSN 24031)

                             [INTENTIONTALLY OMITTED]

                                        [Amended and Restated Lease Agreement]

                                   EXHIBIT B

     [One page of confidential information has been omitted and filed separately with the Commission]

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit C to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                              [INTENTIONALLY OMITTED]

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit D to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                          FORM OF LEASE SUPPLEMENT NO. [___]

    THIS LEASE SUPPLEMENT NO. [___], dated [_________________], (this "LEASE SUPPLEMENT"), is entered into between Aloha Airlines, Inc., a Delaware corporation having its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 ("LESSEE") and First Security Bank, National Association, not individually but solely as trustee under that certain Trust Agreement dated as of March 22, 1995 between itself and Fleet Business Credit Corporation, formerly known as Sanwa Business Credit Corporation ("LESSOR").


                                  WITNESSETH:

    WHEREAS, Lessor and Lessee have heretofore entered into that certain Amended and Restated Lease Agreement dated as of March 31, 2000 (the "LEASE"), which provides for the execution and delivery from time to time of Lease Supplements (this and all other capitalized terms used but not defined herein shall have the respective meanings, and shall be interpreted and construed in the manner set forth or incorporated by reference in Section I of the Lease) substantially in the form hereof for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof; [and]

    This Lease Supplement No. [___] has been executed in several counterparts. To the extent, if any, that this Lease Supplement No. [___] constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement No. [___] may be created through the transfer or possession of any counterpart other than the original executed counterpart containing the receipt therefor executed by Lessor or, if Lessor has assigned its rights to any Person in accordance with the Lease Agreement, such Person on the signature page thereof.

    The Lease relates to the Airframe and Engines described below, and a counterpart of the Lease, attached and made a party of Lease Supplement No. 1 dated ________________, to the Lease Agreement, has been recorded by the Federal Aviation Administration on ________________, as one document and assigned Conveyance No. ________________.


                                  AGREEMENT:

    NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the adequacy of receipt of which is hereby acknowledged, and pursuant to Section [13(c)] [___] of the Lease, Lessor and Lessee hereby agree as follows:

                                        [Amended and Restated Lease Agreement]

    1. The following-described property has been installed on and made a part of the Aircraft and is the property of Lessor and is hereby made subject to the Lease:

[Describe property]

    2. A number of counterparts of this Lease Supplement have been executed, each of which shall be deemed an original and all of which together shall constitute but one and the same agreement. To the extent, if any, that this Lease Supplement constitutes chattel paper (as defined in the Uniform Commercial Code) no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by Lessor or, if Lessor has assigned its rights to any Person in accordance with the Lease, such Person on the signature page thereof

    3. All of the provisions of the Lease are hereby incorporated by reference in this Lease Supplement on and as of the date of this Lease Supplement, to the same extent as if full set forth herein.

    4. THIS LEASE SUPPLEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                        [Amended and Restated Lease Agreement]

    IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. [___] to be duly executed on and as of the day and year first above written.

                                            FIRST SECURITY BANK, NATIONAL
                                            ASSOCIATION, not in its
                                            individual capacity, but solely
                                            as Owner Trustee, Lessor


                                            By: ______________________________

                                            Title: ___________________________


                                            ALOHA AIRLINES, INC., as Lessee


                                            By: ______________________________

                                            Title: ___________________________



                                            By: ______________________________

                                            Title: ___________________________


               [THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.]

    [RECEIPT OF THIS ORIGINAL COUNTERPART OF THE FOREGOING LEASE SUPPLEMENT NO. [___] IS HEREBY ACKNOWLEDGED ON THIS ___ DAY OF ________________, 2000.]


FIRST SECURITY BANK, NATIONAL
ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, Lessor



By: ______________________________

Title: ___________________________

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit E to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                              [INTENTIONALLY OMITTED]

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit F to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                               INSURANCE REQUIREMENTS

    (a) At all times during the Lease Term, and until the Aircraft is returned to Lessor in the condition and manner required by this Agreement, Lessee shall maintain or cause to be maintained with respect to the Aircraft, at its own expense, comprehensive airline liability (including, without limitation, third-party and passenger, bodily injury, property damage, product liability, cargo, mail, baggage (checked and unchecked), premises and hangar keepers' liability) insurance (exclusive of the Airframe and/or Engine Manufacturer's product liability insurance), (i) in an amount not less than the greater of (y) the amounts of comprehensive airline liability insurance from time to time applicable to aircraft owned or leased and operated by Lessee of the same type as the Aircraft and (z) $350,000,000, (ii) of the type and covering the same risks usually carried by air carriers owning or operating similar aircraft and engines and covering risks of the kind customarily insured against by such air carriers, (iii) with insurers of recognized reputation and responsibility reasonably acceptable to Lessor and
(iv) that names each Indemnified Party as an additional insured and otherwise complies with the requirements set forth in, and is consistent with the issuance of a valid certificate of insurance and a report of the Insurance Broker.

    (b) INSURANCE AGAINST EXPENSE OR DAMAGE TO THE AIRCRAFT. At all times during the Lease Term, and until the Aircraft is returned to Lessor in the condition and manner required by this Agreement, Lessee shall maintain or cause to be maintained, with respect to the Aircraft, at its own expense, all-risk aircraft hull insurance covering the Aircraft, all-risk property damage insurance covering Engines and Parts while temporarily removed from the Aircraft and all-risk spares insurance (i) for an agreed value not less than the Stipulated Loss Value for the Aircraft in respect of all-risk hull insurance, (ii) for the full replacement value, in respect of all-risk property damage insurance, (iii) of the type and covering the same risks usually carried by air carriers owning or operating similar aircraft and engines and covering risks of the kind customarily insured against by such air carriers, (IV) confirming that the insurers shall not be entitled to replace the Aircraft of Airframe upon the occurrence of an Event of Loss with respect thereto, (v) with insurers of recognized reputation and responsibility reasonably acceptable to Lessor and (vi) that, except with respect to partial losses of less than $500,000, names Lessor as the sole loss payee up to the Stipulated Loss Value and otherwise complies with the requirements set forth in and is consistent with the requirements of Section 15 of the Lease and this Exhibit F and otherwise in form and substance reasonably satisfactory to Lessor. Lessee agrees that it will not settle any claim with respect to the insurances provided hereunder without the consent of Lessor (which consent shall not be unreasonably withheld); provided that, so long as no Event of Default shall have occurred and be continuing, such consent shall not be required in respect of claims which do not exceed $500,000.

                                        [Amended and Restated Lease Agreement]

    (c) WAR-RISK, HIJACKING AND RELATED PERILS INSURANCE. At all times during the Lease Term, and until the Aircraft is returned to Lessor in the condition and manner required by this Agreement, and, for liability coverage, Lessee shall maintain or cause to be maintained, with respect to the Aircraft, at its own expense, worldwide (subject to standard insurance market geographical limits) coverage of war-risk, hijacking and related perils insurance of the type and in substantially the amounts carried by air carriers operating the same or comparable models of aircraft in such areas (i) in no event in an amount less than (x) $350,000,000 with respect to liability coverage and (y) the Stipulated Loss Value with respect to hull coverage and (z) full replacement value with respect to property damage coverage, (ii) in any event, covering the perils of (u) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power, (v) strikes, riots, civil commotions or labor disturbances, (w) any act of one or more Persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional, (x) any malicious act or act of sabotage, (y) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (other than the government of the State of Registration) (whether civil, military or de facto) or public or local authority, and (z) hijacking, or any unlawful seizure or wrongful exercise of control of any aircraft or crew in flight (including any attempt at such seizure or control) made by any Person or Persons on board any aircraft acting without the consent of the insured (including if committed by Persons engaged in a program of irregular warfare for terrorist purposes), (iii) with insurers of recognized reputation and responsibility reasonably acceptable to Lessor and (iv) except with respect to partial losses of less than $500,000 that names each Indemnified Party as an additional insured with respect to liability insurance and, for hull coverage only, names Lessor or its designee as the sole loss payee up to the Stipulated Loss Value and otherwise complies with the requirements set forth in, and is consistent with the requirements of Section 15 of the lease and this Exhibit F. Lessee agrees that it will not settle any claim with respect to the insurances provided hereunder without the consent of Lessor (which consent shall not be unreasonably withheld); provided that, so long as no Event of Default shall have occurred and be continuing, such consent shall not be required in respect of claims which do not exceed $500,000.

    (d) Comprehensive airline liability, aircraft third party, contractual liability (as per endorsement), property damage, passenger, baggage, cargo and mail and airline general third party (including products) legal liability for a Combined Single Limit (Bodily Injury/Property Damage) of an amount not less than U.S. $350,000,000 for the time being any one occurrence. War and Allied Risks are also to be covered under this Policy to the same extent as set forth above.

    (e) All required insurance (as specified in paragraphs (a), (b), (c) and (d) above),

shall:

    (i) in the case of the insurance required by paragraph (a), name each Indemnified Party as additional assureds for their respective rights and interests, warranted, each as to itself only, no operational interest;

                                        [Amended and Restated Lease Agreement]

   (ii) in the case of the insurance required by paragraph (b), provide that any loss shall be settled with the Lessee and shall for amounts in excess of $500,000 up to the Stipulated Loss Value be payable in Dollars to the Lessor as Loss Payee; provided, that, all amounts up to the Stipulated Loss Value shall be payable to Lessor in the case of a total loss;

  (iii) in the case of the insurance required by paragraph (a), include a Severability of Interest Clause which provides that the insurance shall operate to give each assured the same protection as if there were a separate policy issued to each assured;

   (iv) in the case of the insurance required by paragraph (a), contain a provision confirming that the policy is primary without right of contribution and the liability of the insurers shall not be affected by any other insurance of which any Indemnified Party or Lessee have the benefit so as to reduce the amount payable to the Additional Insureds under such policies;

    (v) in the case of the insurance required by paragraph (b), contain a 50/50% clause per AVS 103 or its equivalent,

   (vi) shall provide that in respect of the respective interests of each Indemnified Party in such policies the insurance shall not be invalidated or impaired by any action or inaction of Lessee or any other Indemnified Party and shall insure the respective interests of each Indemnified Party, as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee or by any other Person;

  (vii) be in accordance with normal industry practice of organizations operating similar aircraft in similar circumstances;

 (viii) provide coverage denominated in Dollars;

   (ix) acknowledge the insurer is aware of the Lease and that the Aircraft is owned by Lessor;

    (x) provide that the insurers shall hold harmless and waive any rights of recourse and/or subrogation against each Indemnified Party;

   (xi) provide that an Indemnified Party shall have no obligation or responsibility for the payment of any premiums due (but reserve the right to pay the same should any of them elect so to do) and that the insurers will not exercise any right of set-off or counter-claim in respect of any premium due against the respective interests of an Indemnified Party;

                                        [Amended and Restated Lease Agreement]

  (xii) provide that the Insurances shall continue unaltered for the benefit of each Indemnified Party for at least thirty (30) days after written notice by registered mail or telex of any cancellation, changes, event of nonpayment of premium or installment thereof shall have been sent to Lessor, except in the case of war risks for which seven (7) days will be given, or in the case of war between the five great powers or nuclear peril for which termination is automatic;

 (xiii) in the case of the insurance required by paragraph (a), accept and insure the indemnity provisions of the Lease (Section 15(c)) to the extent of the risks covered by the policies; and

  (xiv) contain an initial term of at least twelve (12) months and it (or any replacement policy) shall at all times have a remaining term of at least one (1) month in regard to all required insurance.

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit G to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                              [INTENTIONALLY RESERVED]

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit H to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                              [INTENTIONALLY OMITTED]

                                       [Amended and Restated Lease. Agreement]

                                                          Exhibit I to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


Approved Maintenance Performers

Air New Zealand
Engineering Services
Christchurch, New Zealand

Dalfort Corporation
7701 Lemmon Avenue
Dallas, TX 75209

Tramco
11323 30th Avenue West
Everett, WA 98204

The Dee Howard
9610 John Saunders Road
San Antonio, Texas 78216

Sparr Aviation
P.D. Box 9664
Edmonton, Alberta, Canada T5J2T2

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit  to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                           FORM OF OPINION OF LESSEE COUNSEL

                                   [To be provided]

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit K to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                      FORM OF OPINION OF LESSOR'S SPECIAL COUNSEL

                                   [To be provided]

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit L to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                          FORM OF AIRCRAFT STATUS REPORT
               REPORT FOR THE CALENDAR MONTH ENDED _________________,

Aircraft Type: 737-200                       Actual Registration:
Lessor: BANK, not in its individual          Manufacturer Serial Number: 24031
        capacity, but solely as Owner
        Trustee




AIRFRAME               DURING PERIOD          SINCE NEW         SINCE C/D
--------               -------------          ---------         ---------

Flight Hours:           _________             _________         _________
Cycles:                 _________             _________         _________


ORIGINAL ENGINES
                                      POSITION 1      POSITION 2
                                      ----------      ----------

Serial Number of Original Engine:      ________         ________
Location of Original Engine:           ________         ________
Flight Hours Since New:                ________         ________
Cycles Since New:                      ________         ________
Flight Hours During Period:
Cycles During Period:                  ________         ________
Flight Hours Since Last Shop Visit:    ________         ________
Cycles Since Last Shop Visit:          ________         ________
Engine Cycle Limit:                    ________         ________
Cycles Remaining for Limit:            ________         ________
Serial Number of Engine Installed:     ________         ________


LANDING GEAR

                       DURING PERIOD          SINCE NEW         SINCE OVERHAUL
                       -------------          ---------         --------------

Landing Gear Cycles:    _________             _________         _________


ORIGINAL APU

Serial Number of Original APU:         ________
Location of Original APU:              ________
Flight Hours During Period:            ________

                                        [Amended and Restated Lease Agreement]


Flight Cycles During Period:           ________
Flight Hours Since Last Shop Visit:    ________
Cycles Since Last Shop Visit:          ________
Serial Number of APU Installed:        ________


TECHNICAL ACTIVITY

Engine/APU Removals (if any): __________


                                                OFF        ON
                                                ---        --

Serial Number:                                  ______     _____
Date:                                           ______     _____
Flight Hours Since New:                         ______     _____
Flight Cycles Since New:                        ______     _____
Reason: ______________________________________________________________________
______________________________________________________________________________

DESCRIBE ANY REPAIRS, MODIFICATIONS, INCIDENTS OR ACCIDENTS TO AIRCRAFT DURING PERIOD


We certify that the above information is true, correct and complete as of the date hereof, __________________, 2000.



                             ALOHA AIRLINES, INC.



                             By: ______________________________

                             Title: ___________________________



                             By: ______________________________

                             Title: ___________________________

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit M to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                           TERMS OF HUSH KITTING FINANCING

    If Lessee is required by Law to meet Stage III noise compliance, then with at least nine (9) months prior written notice from Lessee, Lessor will fund the provisioning of such Stage III compliant hush-kits to be installed on the Aircraft during, the Lease Term. If less than thirty-six (36) months are remaining on the Lease Term at the time of the hush-kit installation, then Lessee will extend the Lease Term, in increments of not less than one
(1) year, as required to ensure that there are at least thirty-six (36) months remaining on the Lease Term at the time the hush-kits are installed on the Aircraft. In addition, Lessee will pay additional Rent for the Aircraft based on 1.6 percent per month of Lessor's invoiced costs for provisioning of the hush-kits commencing at the time such cost is incurred by Lessor. For example, if Lessor's invoiced costs for the hush-kits is Two Million U.S. Dollars (US$2,000,000), then the monthly Rent will increase by US$2,000,000 times 1.6 percent which is equal to Thirty-two Thousand U.S. Dollars (US$32,000) per month Rent increase (US$2,000,000 x 1.6% = US$32,000).

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit N to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)

    Notwithstanding, anything in the Lease to the contrary, in the event an airworthiness directive is issued by the Aviation Authority and is complied with by terminating action at any time after the fifth (5th) anniversary date of the commencement of the Lease Term:

    (a) Lessee shall be responsible for the cost of complying (parts and labour) with such AD up to an amount of Fifty Thousand and No/100 U.S. Dollars ($50,000.00 USD) per airworthiness directive.

    (b) Lessee shall also be responsible for the cost of complying (parts and labour) in excess of Fifty Thousand and No/100 U.S. Dollars ($50,000.00 USD) per airworthiness directive in accordance with the following formula:

    (c minus 50,000)    x    (m divided by 150)

    where c equals the cost of complying (parts and labour) and m equals the number of months remaining in the Lease Term.

    (c) Lessor will reimburse Lessee for the balance of the cost of complying (parts and labour) with that airworthiness directive.

    (d) If Lessee is not obliged by the terms of the Lease or the requirements of the Aviation Authority to comply with the airworthiness directive during the term of the Lease, Lessor will have to agree upon the compliance of the directive in order to be responsible to reimburse Lessee any cost of complying hereunder.

    Notwithstanding the above, (i) Lessee shall as concerns airworthiness directives which require compliance within one (1) year after Termination, be responsible for the costs set out in (a) above up to an amount of TWENTY-FIVE THOUSAND AND NO/100 U.S. DOLLARS ($25,000.00 USD) per airworthiness directive and the formula set out in (b) above be adjusted accordingly and (ii) in the case of any airworthiness directive costing $250,000 or more, Lessee, prior to complying with such airworthiness directive, shall notify Lessor of such airworthiness directive, which shall describe the means of compliance and the cost thereof and upon receipt of such notification Lessee and Lessor shall discuss a mutually satisfactory means of addressing such airworthiness directive, whether by terminating action, alternative mean of compliance, requests for extensions and/or waivers from the FAA, termination of the Lease or other alternatives.

                                        [Amended and Restated Lease Agreement]

                                                          Exhibit O to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)

    Lessee shall not be obliged to pay the proposal fee set out in 11 (c) of the Lease provided the proposed Sublessee is any of the following airlines (or its successor in interest):


Alaska                          America West               Austrian

Delta                           Southwest                  British Midland

United                          Aer Lingus                 China Airlines

Air France                      Air-Inter                  Japan Airlines

Ansett                          Alitalia                   Korean Airlines

Braathens                       British Airways            Martinair

Canadian Airlines               Cathay Pacific             Sabena
International

Condor                          Japan Asia Air-ways        Swissair

Japan Air System                Royal Dutch Airlines

Lufthansa                       Singapore Airlines

Qantas                          Air Canada

Scandinavian Airlines System    Air New Zealand

Thai Airways International      All Nippon Airways

                                        [Amended and Restated Lease Agreement]

                                                          Schedule 1 to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                               PERMITTED JURISDICTIONS

Anywhere in the world, other than (1) those areas excluded pursuant to Section 15(l) of the Lease Agreement, (2) Afghanistan, Chad, Ethiopia, Iran, Iraq, Lebanon, Libya, Mali, Niger, Nigeria, Pakistan, Somalia, Sudan, Syria, Yemen (North and South), Yugoslavia (as was) and Zaire and (3) any other jurisdiction that shall become subject to a U.S. or United Nations sanction or prohibition.










                                    Sch. 1-1

                                        [Amended and Restated Lease Agreement]

                                                          Schedule 2 to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                               [INTENTIONALLY OMITTED]










                                    Sch. 2-1

                                        [Amended and Restated Lease Agreement]

                                                          Schedule 3 to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                               ADDRESSES AND ACCOUNTS

LESSEE

Aloha Airlines, Inc.                             Acct. No.: 01-063820
P.O. Box 30028                                   First Hawaiian Bank
Honolulu, Hawaii 96820                           P.O. Box 3200
                                                 Honolulu, Hawaii 96847
Attention: Senior Vice President Finance         ABA No.: 121301015
           Chief Financial Officer
Facsimile:        (808) 833-3100
Telephone:        (808) 836-4245







                                    Sch. 3-1

                                        [Amended and Restated Lease Agreement]


LESSOR

First Security Bank, National Association
79 South Main Street
Salt Lake City, Utah 84111
Attn: Corporate Trust Dept.
Telephone: (801) 246-5300
Facsimile: (801) 246-5051

Account No.: 9370015315
Fleet National Bank
777 Main Street
Hartford, Connecticut 06115
ABA No.: 011900571
Reference: Aloha Airlines (N810AL)
03-210-71461-0000103

with a copy to:

Fleet Business Credit Corporation
One South Wacker Drive
Chicago, Illinois 60606
Attn: Aircraft Finance Division
Telephone: (312) 782-8080
Facsimile: (312) 853-1458

Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Suite 2600
Chicago, Illinois 60601
Attn: Dean N. Gerber
Telephone: (312) 609-7500
Facsimile: (312) 60-9-5005







                                    Sch. 3-2

                                        [Amended and Restated Lease Agreement]

                                                          Schedule 4 to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                             FILINGS AND RECORDINGS


DOCUMENT                                             AUTHORITY
--------                                             ---------

Lease                                                FAA

Lease Supplement No. 1                               FAA

Application for Aircraft Registration                FAA

UCC-1 Financing Statement                            Hawaii Secretary of State

Amended and Restated Lease                           FAA











                                    Sch. 4-1

                                        [Amended and Restated Lease Agreement]

                                                          Schedule 5 to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                                 RETURN CONDITIONS

The Aircraft shall be returned by Lessee to Lessor with all items of equipment, Engines, APU's, systems and appliances fully functional and operating in accordance with manufacturer specifications. At the time of Return (the "Return Date"), the Aircraft shall conform to the following standards:

A. The Aircraft shall be delivered in AS-IS, WHERE-IS condition and shall have completed its C Check and shall,

    (i) in the event that immediately prior to Return, the Aircraft is being operated on an Approved Maintenance Program that has incorporated a block D Check, the Aircraft shall have at least 3,500 Airframe Flight Hours, 4,500 Airframe Cycles and/or one calendar year remaining to performance of the next block D Check pursuant to such Approved Maintenance Program; and

    (ii) in the event that immediately prior to Return, the Aircraft is being operated on an Approved Maintenance Program that has incorporated a phased program combining structural inspection required work cards with CPCP required work cards ("Integrated Program"), the Aircraft shall be delivered as-is with respect to its next scheduled "D" Check and fresh from its last C Check.

B. Any materially adverse deviations from Boeing MPD tasks shall be brought into compliance with the MPD prior to delivery.

C. The Aircraft shall be delivered with a valid and current Transport Category Airworthiness Certificate issued by the Aviation Authority. The Aircraft shall be accompanied by its respective complete documentation, manuals and records (in the English language; provided, however, Lessee shall not be required to translate documentation, manuals and records which were delivered by Lessor in a language other than English), as set forth on Attachment 2 hereto, and shall have been maintained in accordance with FAR Part 121 or its equivalent.

D. The Aircraft shall have all temporary repairs replaced by permanent repairs or with continued repetitive inspections per the manufacturer's repair manual. The Aircraft shall be free of significant dents, abrasions and loose or pulled rivets which are not acceptable to OEM maintenance, overall manuals including OEM/FAA bulletins and notices.



                                    Sch. 5-1

                                        [Amended and Restated Lease Agreement]

E. There shall be no evidence of untreated, improperly treated or noticeable corrosion. All CPCP inspections will be current and up to date, in accordance with manufacturer specifications and Aviation Authority requirements. Lessor will ensure that the current operator will open areas of the Aircraft that are either (i) ordinarily opened during "C" Checks or (ii) reasonably requested by lessor based on indicia of damage otherwise found or revealed during Lessor's inspection.

F. The Aircraft shall be in compliance with all Aviation Authority requirements for operation as a transport category aircraft including all Aviation Authority airworthiness directives ("AD's") and SBs that are issued prior to the Return Date and are applicable to the Aircraft, without special deferment, exemption or Alternate Means of Compliance
    (AMOC), with terminating action accomplished for all AD's and Required SBs which require that the terminating action be accomplished on or prior to the Return Date. The Aircraft shall conform to its Type Certificate Data Sheet. All major modifications and repairs accomplished on the Aircraft shall have been performed in accordance with Aviation Authority approved data that is to be redelivered with the Aircraft Records.

G. There shall be no open, outstanding, or deferred maintenance items, scheduled or unscheduled, routine or non-routine, against the Aircraft. Minor non-airworthiness cabin defects shall be mutually considered and accepted.

H. The Aircraft shall be clean, cosmetically acceptable, all compartments reasonably free of foreign objects, accumulated dirt, grime, grease and liquids, and be prepared for immediate placement into commercial service. Any deterioration of paint or other protective coatings due to leakage, impact damage or other presence of foreign materials or liquids shall be repaired and replaced per manufacturer specifications.

I. Each Engine shall be delivered in serviceable condition with maintenance records that meet all Aviation Authority requirements.

J. Each Engine and each Life Limited Component on each Engine shall have at least 4,500 Airframe Cycles remaining until next scheduled inspection, overhaul or Shopvisit based upon disk life limits or other hard-time requirements per Aviation Authority approved list.

K. Each Engine shall pass power assurance performance tests without operational limitations in accordance with the manufacturer's maintenance manual. The Aircraft and its Engine's shall be capable of certificated full rated performance without limitations throughout the entire operating envelope as defined by the Aviation Authority approved Aircraft Flight Manual.

L. Each Engine shall pass a complete video borescope inspection, conducted by Lessor or its designee, of all accessible Engine sections (accessible whether by borescope port or other



                                    Sch. 5-2

                                        [Amended and Restated Lease Agreement]

    means) in accordance with manufacturer specifications which borescope can inspect the C6, C7, C13 and T1 stages, the TI blades and the burner cans.

M. No Engine shall be on engineering watch or on a reduced interval inspection of any nature that could lead to premature removal of the Engine. If Engine historical records, engine power assurance runs, borescope inspection or trend monitoring data indicate a level of performance deterioration or oil consumption, or acceleration in performance deterioration or oil consumption, which based on Lessee's or manufacturer's specifications would require shop maintenance to be performed prior to return, Lessee shall correct or cause to be corrected, such conditions as necessary to rectify all Engine performance parameters in accordance with manufacturer specifications. In addition, no Engine, based on Lessee's or, if appropriate Lessee data is unavailable, industry mean time to first Shopvisit and mean time between Shopvisits would require shop maintenance to be performed prior to return.

N. All Landing Gear, at a minimum, shall have not less than 3,500 hours remaining before next scheduled overhaul.

    Landing Gear components will have "back-to-birth" documentation per FAA requirements and Lessee shall replace certain un-serialized parts that are hard timed in the Lessee's maintenance program.

O. The installed APU will be serviceable with no individual part having less than three thousand five hundred (3,500) hours to the next scheduled removal. If the auxiliary power unit is maintained on a hard-time basis the unit will have no less than three thousand five hundred (3,500) hours to the next scheduled overhaul (excluding, hours consumed on the acceptance flight). At the reasonable request of Lessor, Lessee shall perform a borescope inspection thereon.

P. The Components that are controlled by calendar time, Airframe Flight Hours or Airframe Cycles shall be delivered "as is, where is" and in serviceable condition. All such Components shall be supported by maintenance records which satisfy all Aviation Authority requirements (including records of last overhaul for those items requiring to be overhauled per Lessee's maintenance program and/or per the Boeing MPD).

Q. Complete and current maintenance records (to be specified during the drafting of final documents) which comply with all Aviation Authority requirements shall be delivered with the Aircraft. Maintenance records required to be maintained by the Aviation Authority shall be in the English language and include complete documentation for all airworthiness directives, life limited parts (including back-to-birth records for all internal engine life limited parts) and major repairs and alterations in accordance with Aviation Authority requirements. For each AD that is applicable to the Aircraft, the records shall include the current status of the Aircraft, the date of compliance, and the method of compliance with appropriate supporting documentation. Any deficiencies with Aviation



                                    Sch. 5-3

                                        [Amended and Restated Lease Agreement]

    Authority requirements are to be corrected prior to delivery of the Aircraft at Lessee's cost.

R. Any manufacturer no-charge service bulletin parts which Lessee has received but not installed for the Aircraft shall be delivered to Purchaser with the Aircraft.

S. All windows shall be free of delamination, blemishes, and crazing that is beyond maintenance manual limits.

T. All doors shall be free moving, correctly rigged and fitted with serviceable seals.

U. All ceiling, sidewall and bulkhead panels shall be clean and free from significant or unserviceable damage. All seats shall be serviceable and in fair overall condition.

V. All flight control surfaces and wing leading edges shall be free from damage that is beyond serviceable limits.

W. All cargo compartment floor, sidewall and ceiling panels shall be in serviceable condition in accordance with Boeing maintenance manual limits.

X. The entire fuselage, vertical stabilizer including wing to body fairings, Engine cowls and wheel well doors shall have any identifying marks or designators removed or painted-out in a manner consistent with commercial airline standards.

Z. Except as otherwise expressly herein provided all components or Parts of the Aircraft which have a hard time (hour/cycle) limit to overhaul pursuant to the MPD and the Maintenance Program shall have at least three thousand five hundred (3,500) hours and four thousand five hundred (4,500) cycles (whichever is applicable) remaining to operate until its next scheduled overhaul pursuant to the MPD and the Maintenance Program.

AA. Except as otherwise expressly herein provided, all life limited components or Parts of the Aircraft shall have at least three thousand five hundred (3,500) hours and four thousand five hundred (4,500) cycles (whichever is applicable) remaining to operate until the expiry of the Part's life pursuant to the Maintenance Program, however, components and Parts with an approved life shorter than said limits will have one hundred percent (100%) of its total approved life remaining pursuant to the MPD and the Maintenance Program.

BB. Except as otherwise expressly herein provided each component or Part which has a calendar limit (including emergency equipment) will have remaining to operate at least (i) one (1) year from the date of return of the Aircraft to Lessor or (ii) one hundred percent (100%) of its total approved life, whichever is less, pursuant to the MPD and the Maintenance Program.



                                    Sch. 5-4

                                        [Amended and Restated Lease Agreement]

                                                          Schedule 6 to
                                                          Amended and Restated
                                                          Lease Agreement
                                                          (MSN 24031)


                              REPORTING REQUIREMENTS

Aircraft Status Report: Lessee shall provide to Lessor quarterly on the tenth of each January, April, July and October, an Aircraft Status Report for the preceeding three month period, pursuant to the terms set forth in Section 10(d).

Audited Financial Statements of the Aloha Airgroup, Inc.: Lessee shall provide Lessor as soon as available but not more than 120 days after the last day of each fiscal year, Audited Financial Statements of Aloha Airgroup, Inc., including balance sheets, pursuant to the terms set forth in Section 6(c)(ii).

Certificate of Insurance and Report: Lessee shall furnish Lessor on or before the Delivery Date and not later than each renewal date of any insurance, a Certificate of Insurance and a report, signed by the Insurance Broker, pursuant to the terms set forth in Section 15(d).

Notice to Creditors: Lessee shall provide Lessor a copy of each notice or circular issued to the Lessee's creditors as a group, pursuant to the terms set forth in Section 6(c)(v).

Officer's Certificate of Lessee: Lessee shall provide to Lessor concurrently with the financial statements furnished pursuant to Clauses 6(c)(i) and (ii), an officer's certificate stating that no Default exists or has occurred in accordance with the terms set forth in Section 6(c)(iv).

Unaudited consolidated quarterly financial statements of the Aloha Airgroup,
Inc.: Lessee shall provide to Lessor within 60 days after the last day of the first three fiscal quarters of each fiscal year of Aloha Airgroup Inc., unaudited consolidated quarterly financial statements and statements of income and retained earnings for such quarter pursuant to the terms set forth in
Section 6(c)(i).

Written Communications: Lessee shall make available for review by Lessor, or Lessor's designees copies of any written communications with the Aviation Authority, Airframe Manufacturer, Engine Manufacturer or other vendors with respect to incidents, defects or malfunctions of the Aircraft, pursuant to the terms set forth in Section 10(c)(ii)(F).



                                    Sch. 6-1

                             LEASE SUPPLEMENT NO. 1

     THIS LEASE SUPPLEMENT NO. 1, dated Aug. 7, 2000, (this "LEASE SUPPLEMENT"), is entered into between Aloha Airlines, Inc., a Delaware corporation having its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 ("LESSEE") and First Security Bank, National Association, not individually but solely as trustee under that certain Trust Agreement dated as of March 22, 1995 between itself and Fleet Business Credit Corporation, formerly known as Sanwa Business Credit Corporation ("LESSOR").

                                   WITNESSETH:

     WHEREAS, Lessor and Lessee have heretofore entered into that certain Amended and Restated Lease Agreement dated as of June 1, 2000 (the "LEASE"), which provides for the execution and execution and delivery from time to time of Lease Supplements (this and all other capitalized terms used but not defined herein shall have the respective meanings, and shall be interpreted and construed in the manner set forth or incorporated by reference in Section 1 of the Lease) substantially in the form hereof for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof; and

     This Lease Supplement No. 1 has been executed in several counterparts. To the extent, if any, that this Lease Supplement No. 1 constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement No. 1 may be created through the transfer or possession of any counterpart other than the original executed counterpart containing the receipt therefor executed by Lessor or, if Lessor has assigned its rights to any Person in accordance with the Lease Agreement, such Person on the signature page thereof.

                                  AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration the adequacy of receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

     1. The following-described property has been installed on and made a part of the Aircraft and is the property of Lessor and is hereby made subject to the
Lease:

     (i) Airframe: One Boeing B737-2Y5 Aircraft, U.S. Registration No. N810AL and manufacturer's serial no. 24031; and

     (ii) Engines: two (2) Pratt & Whitney JT8D-9A engines bearing, respectively, manufacturer's serial nos. 665196 and 656020 (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

     2. A number of counterparts of this Lease Supplement have been executed, each of which shall be deemed an original and all of which together shall constitute but one and the same agreement. To the extent, if any, that this Lease Supplement constitutes chattel paper (as defined in the Uniform Commercial Code) no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by Lessor or, if Lessor has assigned its rights to any Person in accordance with the Lease, such Person on the signature page thereof.

     3. All of the provisions of the Lease are hereby incorporated by reference in this Lease Supplement on and as of the date of this Lease Supplement, to the same extent as if fully set forth herein.

     4. THIS LEASE SUPPLEMENT SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed on and as of the day and year first above written.


                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Owner Trustee,
                                        Lessor

                                        By: /s/ [ILLEGIBLE]
                                                -------------------------------
                                        Title:  Vice President
                                                -------------------------------


                                        ALOHA AIRLINES, INC., as Lessee

                                        By:
                                                -------------------------------
                                        Title:
                                                -------------------------------

                                        By:
                                                -------------------------------
                                        Title:
                                                -------------------------------

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed on and as of the day and year first above written.

                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Owner Trustee,
                                        Lessor

                                        By:
                                                -------------------------------
                                        Title:
                                                -------------------------------


                                        ALOHA AIRLINES, INC., as Lessee

                                        By: /s/ BRENDA F. CUTWRIGHT
                                                -------------------------------
                                        Title:  EXECUTIVE VICE PRESIDENT AND
                                                -------------------------------
                                                CHIEF FINANCIAL OFFICER
                                                -------------------------------

                                        By: /s/ JAMES M. KING
                                                -------------------------------
                                        Title:  VICE PRESIDENT PLANNING &
                                                -------------------------------
                                                DEVELOPMENT
                                                -------------------------------

                         FIRST AMENDMENT TO AMENDED AND
                            RESTATED LEASE AGREEMENT

     This First Amendment to Amended and Restated Lease Agreement (the "Amendment") between Wells Fargo Bank Northwest, N.A. (formerly known as First Security Bank, National Association, and First Security Bank of Utah, National Association) as Owner Trustee, lessor ("Lessor") and Aloha Airlines, Inc. as lessee ("Lessee").


                               W I T N E S S E T H

     WHEREAS, Lessee and Lessor entered into a Lease Agreement dated as of March 22, 1995 (the "Original Lease"); and

     WHEREAS, the Original Lease, as amended, was amended and restated by the Amended and Restated Lease Agreement dated June 1, 2000 (the "Amended and Restated Lease"); and

     WHEREAS, the Original Lease, as amended and restated by the Amended and Restated Lease, is more fully described on the attached Appendix and shall be collectively defined as the "Lease"; and

     WHEREAS, Lessor and Lessee desire to amend the Lease effective as of NOVEMBER 09, 2001; and

     WHEREAS, capitalized terms used and not defined herein shall have the meanings attributed thereto in the Lease.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

     Section 1. AMENDMENT TO LEASE. The Lease is hereby amended as follows:

          a. The definition of "Stipulated Loss Value" shall be deleted and the following shall be subsituted in lieu thereof:

          "Stipulated Loss Value" shall mean the value as described on Exhibit A attached hereto.

          b. Exhibit B to the Lease shall be deleted and replaced with Exhibit B attached hereto.

          c. The following is added as Section 27 (g) to the Lease;

               "Lessee will use best efforts to utilize Owner Participant and owner participant's affiliates for the furnishing of Lessee's maintenance needs including purchases of products, services and exchanges (including but not limited to components, landing gear, engines, etc.)."

     Section 2. RATIFICATION; REFERENCES TO LEASE. Except as amended hereby, the Lease continues and shall remain in full force and effect in all respects from and after the date of this Amendment. Each and every reference in the Lease to "this Lease", "this Agreement", "herein", "hereof", or similar words and phrases referring to the Lease or any word or phrase referring to a section or provision of the Lease is deemed for all purposes to be a reference to the Lease or such section or provision as amended by this Amendment.

     Section 3. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE BUT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     Section 4. SEPARATE COUNTERPARTS. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 5. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.




                THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officer duly authorized, as of the day and year first above written.

WELLS FARGO BANK NORTHWES, N.A.,
NOT INDIVIDUALLY, BUT SOLELY AS OWNER TRUSTEE


By:       /s/ Val T. Orton
    ---------------------------------

Name:         Val T. Orton
      -------------------------------

Title:        Vice President
       ------------------------------


ALOHA AIRLINES, INC.


By:      /s/ Brenda F. Cutwright          By:         /s/ James M. King
    ---------------------------------         ---------------------------------

Name:        BRENDA F. CUTWRIGHT          Name:           JAMES M. KING
      -------------------------------           -------------------------------
       EXECUTIVE VICE PRESIDENT AND                   SENIOR VICE PRESIDENT
Title:    CHIEF FINANCIAL OFFICER         Title: PLANNING & BUSINESS DEVELOPMENT
       ------------------------------            ------------------------------

                                    APPENDIX

[One paragraph of confidential information has been omitted and filed separately with the Commission]

EXHIBIT A

                              STIPULATED LOSS VALUE

[One paragraph of confidential information has been omitted and filed separately with the Commission]

                                   EXHIBIT B

                                   Basic Rent

[One page of confidential information has been omitted and filed separately with the Commission]











6